UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4777

MFS SERIES TRUST I

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: August 31

Date of reporting period: August 31, 2017

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

August 31, 2017

MFS® CORE EQUITY FUND

RGI-ANN

MFS® CORE EQUITY FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Despite policy uncertainty accompanying a new presidential administration in the United States and unease over ongoing Brexit negotiations, most markets have proved resilient. U.S. share prices have reached new highs in recent months although the U.S. Federal Reserve has continued to gradually hike interest rates. However, rates in most developed markets remain very low, with major non-U.S. central banks just beginning to contemplate curbing accommodative monetary policies.

Globally, we’ve experienced a year-long synchronized upturn in economic growth. Despite better growth, there are few immediate signs of worrisome inflation amid muted wage gains around the world. Europe has benefited from diminishing event risks as populist challengers fell short of upsetting establishment candidates in both the Dutch and French elections. Emerging market economies have been boosted in part by a weaker U.S. dollar and are recovering despite lingering concerns over the potential for restrictive U.S. trade policies that could hamper global trade growth. Looking ahead, markets will have to contend with issues involving geopolitical hot spots on the Korean peninsula and in the Middle East.

At MFS®, we believe time is an asset. A patient, long-term approach to investing can have a powerful impact on decision making and outcomes. Time arbitrage, as we call it, comes down to having the conviction and discipline to allow enough time for good investment ideas to play out. In our view, such an approach, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

October 17, 2017

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Citigroup, Inc.	2.7%
Facebook, Inc., “A”	2.6%
Alphabet, Inc., “A”	2.4%
Chevron Corp.	1.9%
Aon PLC	1.9%
Pfizer, Inc.	1.7%
Texas Instruments, Inc.	1.7%
American Tower Corp., REIT	1.6%
Amazon.com, Inc.	1.4%
Honeywell International, Inc.	1.4%

Equity sectors
Financial Services	18.8%
Technology	18.6%
Health Care	13.7%
Industrial Goods & Services	8.1%
Consumer Staples	6.5%
Utilities & Communications (s)	6.2%
Retailing	6.1%
Leisure	5.1%
Energy	4.6%
Special Products & Services	4.3%
Basic Materials	3.6%
Transportation	1.4%
Autos & Housing	1.2%

(s)	Includes securities sold short.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.

Percentages are based on net assets as of August 31, 2017.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2017, Class A shares of the MFS Core Equity Fund (“fund”) provided a total return of 18.11%, at net asset value. This compares with a return of 16.06% for the fund’s benchmark, the Russell 3000® Index.

Market Environment

For the first time in many years, the global economy is experiencing a period of synchronized economic growth. The rebound in emerging markets (“EM”) economies has been more pronounced (despite the deceleration in Chinese growth at the end of the period), helped by larger economies such as Brazil and Russia emerging from recessions. At the same time, developed markets (“DM”) economies continued to grow at or above potential. Market confidence increased in the US after the presidential elections in November in anticipation of lower taxes, a lighter regulatory burden and increased infrastructure spending, boosting US equities and corporate bond performance. Though hopes have largely faded for pro-growth US policies, market confidence persists. Globally, markets benefited from a reflation trade during the first half of the period as commodity prices strengthened, activity and growth prospects improved, and inflation moved higher, though within moderate bounds. While this bump in global inflation faded in the second half of the period as commodity prices, particularly oil, leveled off or declined, global growth remained relatively resilient. As a result, there have been more tightening signals and actions by DM central banks. The US Federal Reserve increased interest rates by 25 basis points during the second half of the period, bringing the total number of quarter-percent hikes in the federal funds rate to four since December 2015. The European Central Bank appears set to announce tapering of quantitative easing in the fall of 2017. The Bank of England may also begin reducing monetary accommodation. Markets have been comforted, along with central banks, by the decline in fears of a populist surge in Europe after establishment candidates won the Dutch and French elections. European growth has reflected the calmer political economic backdrop.

In recent months, the US dollar reversed the sharp rise seen early in the period, easing what had been a substantial headwind to earnings for multinationals. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. Demand for autos reached near-record territory in the first half of the period before tapering off at the end of the period, while the housing market continued its recovery amid relatively low mortgage rates and tight inventories. Global trade, which was sluggish early in the period, showed signs of improvement in the period’s second half, a positive indicator of global economic activity and prospects. Early in the period, the US election resulted in a sell-off in EM assets due to fears that President Trump would follow through on various campaign threats and promises that were judged to be detrimental to EM. While President Trump withdrew the US from the Trans-Pacific Partnership and began the renegotiation of the North American Free Trade Agreement, significant additional policy action has so far been lacking on economic issues involving EM. As a result, emerging markets resumed their upward trajectory, powered by strong inflows throughout the first half of 2017.

Management Review – continued

Contributors to Performance

Strong security selection in the technology sector contributed to performance relative to the Russell 3000® Index. Within this sector, overweight positions in computer graphics processors maker NVIDIA, broadband communications and networking services provider Broadcom, software company Adobe Systems and social networking service provider Facebook supported relative returns. Shares of NVIDIA advanced during the period as increased demand in its Pascal and deep learning data center units, as well as stronger-than-anticipated performance in its automotive and gaming segments, led to positive results.

Security selection in both the utilities & communications and industrial goods & services sectors also bolstered relative performance. Within the utilities & communications sector, an overweight position in broadcast and communication tower management firm American Tower helped relative returns after the company reported solid international and domestic growth figures and a positive foreign exchange impact. Additionally, not owning shares of telecommunications company AT&T further supported relative results. Within the industrial goods & services sector, not owning shares of diversified industrial conglomerate General Electric benefited relative returns. Shares of General Electric came under pressure after the company reported disappointing results in its Power and Oil & Gas segments following weaker-than-expected order intakes.

Elsewhere, an overweight position in diversified financial services firm Citigroup aided relative results. Shares of Citigroup appreciated after the US presidential election, as banks outperformed the broader markets on prospects of higher interest rates, stronger growth and regulatory relief. Later in the reporting period, the company’s plan to return capital to shareholders, via share repurchases and dividends, was approved by the Federal Reserve, which further boosted the company’s share price. Additionally, not owning integrated oil and gas company Exxon Mobil, and the timing of the fund’s ownership in shares of financial services firm Goldman Sachs (h), also boosted relative returns.

Performance for the reporting period includes a 0.72% positive impact due to a litigation settlement to the fund by Household International, Inc.

Detractors from Performance

Stock selection in the retailing sector detracted from relative performance, led by overweight positions in apparel retailers Urban Outfitters and Express (h). Shares of Urban Outfitters declined due to weaker-than-expected sales.

Stocks in other sectors that detracted from relative performance included underweight positions in computer and personal electronics maker Apple and software giant Microsoft. Shares of Apple appreciated at the beginning of the calendar year after the company reported better-than-expected results, driven primarily by robust growth in iPhone sales which came in ahead of consensus estimates. The company’s Services segment also posted strong revenue growth during the reporting period, which further strengthened the stock. Additionally, overweight positions in real estate investment trusts Medical Properties Trust and Tanger Factory Outlet Centers (h) and global integrated energy company Hess, and not owning shares of aerospace company

Management Review – continued

Boeing and financial services firm JPMorgan Chase, also weakened relative returns. Shares of Medical Properties Trust weakened after the company lowered its full year outlook for its funds from operations.

The fund’s cash and/or cash equivalents position during the period was also a detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Respectfully,

Portfolio Manager(s)

Joseph MacDougall

(h)	Security was not held in the fund at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 8/31/17

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 8/31/17

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	1/02/96	18.11%	14.31%	7.95%	N/A
B	1/02/97	17.21%	13.46%	7.15%	N/A
C	1/02/97	17.22%	13.45%	7.16%	N/A
I	1/02/97	18.38%	14.59%	8.24%	N/A
R1	4/01/05	17.19%	13.45%	7.15%	N/A
R2	10/31/03	17.80%	14.03%	7.69%	N/A
R3	4/01/05	18.10%	14.30%	7.96%	N/A
R4	4/01/05	18.40%	14.59%	8.21%	N/A
R6	1/02/13	18.49%	N/A	N/A	15.03%
Comparative benchmark(s)
Russell 3000® Index (f)		16.06%	14.27%	7.70%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		11.32%	12.96%	7.31%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		13.21%	13.21%	7.15%	N/A
C With CDSC (1% for 12 months) (v)		16.22%	13.45%	7.16%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Included in all fund classes’ total returns for the month of May 31, 2017 are proceeds received from a non-recurring litigation settlement against Household International Inc. Had these proceeds not been included, all total returns within calendar year 2017 would have been lower by 0.72%.

Benchmark Definition(s)

Russell 3000® Index – constructed to provide a comprehensive barometer for the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Russell 3000® Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

It is not possible to invest directly in an index.

Performance Summary – continued

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2017 through August 31, 2017

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2017 through August 31, 2017.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/17	Ending Account Value 8/31/17	Expenses Paid During Period (p) 3/01/17-8/31/17
A	Actual	1.02%	$1,000.00	$1,078.23	$5.34
	Hypothetical (h)	1.02%	$1,000.00	$1,020.06	$5.19
B	Actual	1.77%	$1,000.00	$1,074.34	$9.25
	Hypothetical (h)	1.77%	$1,000.00	$1,016.28	$9.00
C	Actual	1.77%	$1,000.00	$1,074.34	$9.25
	Hypothetical (h)	1.77%	$1,000.00	$1,016.28	$9.00
I	Actual	0.77%	$1,000.00	$1,079.80	$4.04
	Hypothetical (h)	0.77%	$1,000.00	$1,021.32	$3.92
R1	Actual	1.77%	$1,000.00	$1,074.40	$9.25
	Hypothetical (h)	1.77%	$1,000.00	$1,016.28	$9.00
R2	Actual	1.27%	$1,000.00	$1,077.12	$6.65
	Hypothetical (h)	1.27%	$1,000.00	$1,018.80	$6.46
R3	Actual	1.02%	$1,000.00	$1,078.21	$5.34
	Hypothetical (h)	1.02%	$1,000.00	$1,020.06	$5.19
R4	Actual	0.77%	$1,000.00	$1,079.82	$4.04
	Hypothetical (h)	0.77%	$1,000.00	$1,021.32	$3.92
R6	Actual	0.69%	$1,000.00	$1,080.03	$3.62
	Hypothetical (h)	0.69%	$1,000.00	$1,021.73	$3.52

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Expense ratios include 0.01% of investment related expenses from short sales (See Note 2 of the Notes to Financial Statements). Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class A, this rebate reduced the expense ratio above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

PORTFOLIO OF INVESTMENTS

8/31/17

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 98.4%
Issuer	Shares/Par	Value ($)
Aerospace - 3.6%
Honeywell International, Inc.	170,070	$23,515,579
L3 Technologies, Inc.	33,173	6,020,236
Leidos Holdings, Inc.	81,599	4,758,854
Northrop Grumman Corp.	52,892	14,397,731
Textron, Inc.	88,560	4,347,410
United Technologies Corp.	62,194	7,445,866

		$60,485,676
Alcoholic Beverages - 0.7%
Constellation Brands, Inc., “A”	39,846	$7,973,185
Molson Coors Brewing Co.	36,732	3,296,697

		$11,269,882
Apparel Manufacturers - 1.3%
Hanesbrands, Inc.	241,322	$5,854,472
NIKE, Inc., “B”	310,242	16,383,880

		$22,238,352
Automotive - 0.4%
Delphi Automotive PLC	77,610	$7,481,604

Biotechnology - 1.6%
Biogen, Inc. (a)	70,616	$22,354,201
Bruker BioSciences Corp.	47,054	1,368,801
Illumina, Inc. (a)	17,797	3,638,774

		$27,361,776
Brokerage & Asset Managers - 1.2%
Blackstone Group LP	388,081	$12,701,891
TMX Group Ltd.	134,487	7,146,793

		$19,848,684
Business Services - 2.9%
Amdocs Ltd.	58,936	$3,818,464
Cognizant Technology Solutions Corp., “A”	118,300	8,372,091
DXC Technology Co.	86,015	7,311,275
Fidelity National Information Services, Inc.	107,203	9,961,303
Global Payments, Inc.	82,739	7,900,747
Grand Canyon Education, Inc. (a)	47,765	3,919,118
Total System Services, Inc.	44,719	3,090,977

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Business Services - continued
Zendesk, Inc. (a)	147,077	$4,029,910

		$48,403,885
Cable TV - 1.1%
Altice USA, Inc. (a)	104,676	$3,193,665
Comcast Corp., “A”	398,465	16,181,663

		$19,375,328
Chemicals - 2.0%
Celanese Corp.	50,190	$4,869,434
CF Industries Holdings, Inc.	140,217	4,064,891
E.I. du Pont de Nemours & Co.	39,906	3,349,311
FMC Corp.	64,637	5,573,002
Ingevity Corp. (a)	67,326	4,239,518
Monsanto Co.	27,658	3,241,518
PPG Industries, Inc.	84,417	8,806,381

		$34,144,055
Computer Software - 3.4%
Adobe Systems, Inc. (a)	126,412	$19,614,086
Cloudera, Inc. (a)(l)	6,573	127,516
Microsoft Corp.	210,450	15,735,347
Salesforce.com, Inc. (a)	224,123	21,401,505

		$56,878,454
Computer Software - Systems - 2.2%
Apple, Inc.	123,822	$20,306,808
NCR Corp. (a)	97,216	3,551,300
Presidio, Inc. (a)	163,913	2,280,030
Rapid7, Inc. (a)	245,508	4,139,265
SS&C Technologies Holdings, Inc.	200,055	7,744,129

		$38,021,532
Construction - 0.5%
Sherwin-Williams Co.	23,306	$7,907,027

Consumer Products - 1.8%
Coty, Inc., “A”	322,405	$5,345,475
Estee Lauder Cos., Inc., “A”	70,910	7,586,661
Newell Brands, Inc.	97,687	4,716,328
Procter & Gamble Co.	143,749	13,263,720

		$30,912,184

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Consumer Services - 1.4%
Bright Horizons Family Solutions, Inc. (a)	69,840	$5,582,311
Priceline Group, Inc. (a)	7,721	14,299,910
ServiceMaster Global Holdings, Inc. (a)	84,760	3,993,891

		$23,876,112
Containers - 0.9%
Berry Global Group, Inc. (a)	96,318	$5,416,924
CCL Industries, Inc.	88,210	4,092,096
Graphic Packaging Holding Co.	237,981	3,105,652
Sealed Air Corp.	70,430	3,125,684

		$15,740,356
Electrical Equipment - 2.0%
AMETEK, Inc.	171,094	$10,821,695
HD Supply Holdings, Inc. (a)	131,804	4,389,073
Johnson Controls International PLC	227,986	9,025,966
Sensata Technologies Holding B.V. (a)	166,292	7,426,601
WESCO International, Inc. (a)	48,457	2,444,656

		$34,107,991
Electronics - 6.2%
Analog Devices, Inc.	240,335	$20,108,829
Applied Materials, Inc.	190,464	8,593,736
Broadcom Corp.	83,654	21,086,664
Inphi Corp. (a)	169,158	6,477,060
Mellanox Technologies Ltd. (a)	104,872	4,923,740
NVIDIA Corp.	88,630	15,017,467
Texas Instruments, Inc.	339,138	28,087,409

		$104,294,905
Energy - Independent - 1.9%
Concho Resources, Inc. (a)	30,635	$3,399,566
Energen Corp. (a)	26,223	1,344,716
EOG Resources, Inc.	100,770	8,564,442
EQT Corp.	26,974	1,681,559
Hess Corp.	146,151	5,685,274
Parsley Energy, Inc., “A” (a)	76,742	1,922,387
Phillips 66	80,745	6,767,239
Pioneer Natural Resources Co.	15,342	1,989,090

		$31,354,273
Energy - Integrated - 1.9%
Chevron Corp. (s)	306,770	$33,014,587

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Engineering - Construction - 0.2%
KBR, Inc.	221,795	$3,608,605

Entertainment - 1.6%
Six Flags Entertainment Corp.	71,573	$3,905,739
Time Warner, Inc.	166,585	16,841,743
Twenty-First Century Fox, Inc.	236,096	6,513,889

		$27,261,371
Food & Beverages - 3.0%
Blue Buffalo Pet Products, Inc. (a)	92,556	$2,384,242
Cal-Maine Foods, Inc. (a)(l)	132,798	4,840,487
Mondelez International, Inc.	251,527	10,227,088
Monster Worldwide, Inc. (a)	145,472	8,120,247
PepsiCo, Inc.	151,349	17,515,620
Snyders-Lance, Inc.	56,346	2,001,410
TreeHouse Foods, Inc. (a)	75,529	5,059,688

		$50,148,782
Food & Drug Stores - 0.6%
CVS Health Corp.	129,998	$10,054,045

Furniture & Appliances - 0.2%
Whirlpool Corp.	24,482	$4,201,601

Gaming & Lodging - 0.4%
Marriott International, Inc., “A”	67,142	$6,954,568

General Merchandise - 1.5%
Costco Wholesale Corp.	88,574	$13,883,089
Dollar Tree, Inc. (a)	100,076	7,970,052
Five Below, Inc. (a)	91,038	4,330,678

		$26,183,819
Health Maintenance Organizations - 1.6%
Cigna Corp.	42,156	$7,674,921
UnitedHealth Group, Inc.	99,681	19,826,551

		$27,501,472
Insurance - 3.1%
American International Group, Inc.	103,970	$6,288,106
Aon PLC	232,896	32,409,807
Chubb Ltd.	96,237	13,609,836

		$52,307,749

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Internet - 6.0%
Alphabet, Inc., “A” (a)(s)	41,951	$40,073,274
Alphabet, Inc., “C” (a)	5,234	4,916,453
Facebook, Inc., “A” (a)	258,529	44,459,232
LogMeIn, Inc.	113,835	13,022,724

		$102,471,683
Leisure & Toys - 0.4%
Electronic Arts, Inc. (a)	61,106	$7,424,379

Machinery & Tools - 1.8%
Illinois Tool Works, Inc.	42,469	$5,839,912
IPG Photonics Corp. (a)	20,308	3,569,943
ITT, Inc.	98,430	3,972,635
Roper Technologies, Inc.	53,624	12,368,912
SPX FLOW, Inc. (a)	137,245	4,593,590

		$30,344,992
Major Banks - 3.0%
Bank of America Corp.	912,533	$21,800,413
Morgan Stanley	313,194	14,250,327
PNC Financial Services Group, Inc.	117,158	14,692,785

		$50,743,525
Medical & Health Technology & Services - 1.2%
Healthcare Services Group, Inc.	52,343	$2,679,962
Henry Schein, Inc. (a)	24,214	4,205,487
ICON PLC (a)	15,720	1,782,491
LifePoint Hospitals, Inc. (a)	50,344	2,917,435
McKesson Corp.	51,116	7,632,130
MEDNAX, Inc. (a)	23,277	1,043,973

		$20,261,478
Medical Equipment - 4.3%
Danaher Corp.	68,523	$5,716,189
DexCom, Inc. (a)	32,948	2,458,250
Edwards Lifesciences Corp. (a)	101,468	11,532,853
Medtronic PLC	227,192	18,316,219
NxStage Medical, Inc. (a)	106,326	2,977,128
Obalon Therapeutics, Inc. (a)(l)	141,906	1,275,735
PerkinElmer, Inc.	78,501	5,258,782
Steris PLC	22,431	1,955,086
Stryker Corp.	81,729	11,554,029
Zimmer Biomet Holdings, Inc.	104,869	11,983,380

		$73,027,651

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Metals & Mining - 0.3%
First Quantum Minerals Ltd.	131,008	$1,578,915
Lundin Mining Corp.	552,525	4,176,846

		$5,755,761
Natural Gas - Distribution - 0.3%
New Jersey Resources Corp.	92,273	$4,027,717
Sempra Energy	7,753	914,311

		$4,942,028
Natural Gas - Pipeline - 0.5%
Cheniere Energy, Inc. (a)	147,851	$6,326,544
Enterprise Products Partners LP	56,892	1,483,175

		$7,809,719
Network & Telecom - 0.8%
Cisco Systems, Inc.	154,358	$4,971,871
Motorola Solutions, Inc.	104,281	9,189,242

		$14,161,113
Oil Services - 0.8%
Keane Group, Inc. (a)(l)	94,930	$1,229,344
Patterson-UTI Energy, Inc.	119,799	1,913,190
Schlumberger Ltd.	95,712	6,078,669
Solaris Oilfield Infrastructure, Inc., “A” (a)(l)	198,176	2,806,172
U.S. Silica Holdings, Inc.	40,926	1,113,596

		$13,140,971
Other Banks & Diversified Financials - 8.0%
Bank of the Ozarks, Inc.	155,188	$6,666,876
Citigroup, Inc. (s)	665,193	45,253,080
Discover Financial Services	205,248	12,099,370
EuroDekania Ltd. (u)	580,280	67,353
First Republic Bank	44,275	4,296,889
Northern Trust Corp.	71,801	6,354,389
Signature Bank (a)	28,813	3,697,860
U.S. Bancorp	405,174	20,765,167
Visa, Inc., “A”	217,262	22,490,962
Wintrust Financial Corp.	107,512	7,827,949
Zions Bancorporation	132,346	5,778,226

		$135,298,121
Pharmaceuticals - 5.0%
Allergan PLC	22,034	$5,056,362
Bristol-Myers Squibb Co.	297,072	17,966,915

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Pharmaceuticals - continued
Eli Lilly & Co.	163,582	$13,297,581
Pfizer, Inc.	869,638	29,498,121
Zoetis, Inc.	295,392	18,521,078

		$84,340,057
Pollution Control - 0.5%
Clean Harbors, Inc. (a)	61,381	$3,320,098
Waste Connections, Inc.	72,646	4,844,762

		$8,164,860
Railroad & Shipping - 1.2%
Canadian Pacific Railway Ltd.	50,681	$7,885,964
Union Pacific Corp.	113,308	11,931,332

		$19,817,296
Real Estate - 3.5%
Gramercy Property Trust, REIT	305,151	$9,294,900
Life Storage, Inc., REIT	130,691	9,617,551
Medical Properties Trust, Inc., REIT	1,503,639	19,787,889
Store Capital Corp., REIT	475,130	12,058,799
Sun Communities, Inc., REIT	50,043	4,519,383
Washington Prime Group, Inc., REIT	573,877	4,791,873

		$60,070,395
Restaurants - 1.5%
Aramark	148,418	$6,039,129
Starbucks Corp.	283,022	15,526,587
U.S. Foods Holding Corp. (a)	169,576	4,654,861

		$26,220,577
Specialty Chemicals - 0.3%
Univar, Inc. (a)	186,734	$5,267,766

Specialty Stores - 2.7%
Amazon.com, Inc. (a)	24,500	$24,024,700
Lululemon Athletica, Inc. (a)	67,167	3,865,461
Michaels Co., Inc. (a)	201,346	4,520,218
Tractor Supply Co.	110,456	6,573,236
Urban Outfitters, Inc. (a)	329,645	6,737,944

		$45,721,559
Telecommunications - Wireless - 2.4%
American Tower Corp., REIT	187,256	$27,723,251
SBA Communications Corp., REIT (a)	78,870	12,110,488

		$39,833,739

Portfolio of Investments – continued

Issuer				Shares/Par	Value ($)
Common Stocks - continued
Telephone Services - 0.6%
Verizon Communications, Inc.				198,910	$9,541,713

Tobacco - 1.1%
Philip Morris International, Inc.				155,732	$18,209,743

Trucking - 0.2%
Schneider National, Inc.				143,829	$3,200,195

Utilities - Electric Power - 2.8%
Alliant Energy Corp.				81,623	$3,488,567
American Electric Power Co., Inc.				77,175	5,682,395
Avangrid, Inc.				86,179	4,207,259
CMS Energy Corp.				109,726	5,326,100
Exelon Corp.				146,109	5,533,148
NextEra Energy, Inc.				60,866	9,160,942
PG&E Corp.				81,675	5,748,287
Xcel Energy, Inc.				165,101	8,172,499

					$47,319,197
Total Common Stocks (Identified Cost, $1,280,733,070)					$1,668,027,193

Underlying/Expiration Date/Exercise Price	Put/Call	Counterparty	Notional Amount	Number of Contracts
Purchased Options - 0.0%
Electrical Equipment - 0.0%
General Electric Co. - January 2018 @ $28 (Premiums Paid, $701,966)	Call	Goldman Sachs International	$14,133,435	5,757	$74,841

Issuer	Shares/Par
Investment Companies (h) - 1.6%
Money Market Funds - 1.6%
MFS Institutional Money Market Portfolio, 1.11% (v) (Identified Cost, $26,817,468)	26,819,115	$26,819,115

Collateral for Securities Loaned - 0.1%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.01% (j) (Identified Cost, $2,131,661)	2,131,661	$2,131,661

Portfolio of Investments – continued

Securities Sold Short - (0.3)%
Issuer	Shares/Par	Value ($)
Telecommunications - Wireless - (0.3)%
Crown Castle International Corp., REIT (Proceeds Received, $3,678,192)	(44,300)	$(4,803,892)

Other Assets, Less Liabilities - 0.2%		2,958,451
Net Assets - 100.0%		$1,695,207,369

(a)	Non-income producing security.
(h)	An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $26,819,115 and $1,670,233,695, respectively.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan.
(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short.
(u)	The security was valued using significant unobservable inputs and is considered level 3 under the fair value hierarchy.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

At August 31, 2017, the fund had cash collateral of $21,914 and other liquid securities with an aggregate value of $8,451,337 to cover collateral or margin obligations for securities sold short and certain derivative contracts. Cash collateral is comprised of deposits with brokers in the Statement of Assets and Liabilities.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/17

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value, including $2,115,870 of securities on loan (identified cost, $1,283,566,697)	$1,670,233,695
Investments in affiliated issuers, at value (identified cost, $26,817,468)	26,819,115
Cash	13,991
Foreign currency, at value (identified cost, $8)	8
Deposits with brokers for securities sold short	21,914
Receivables for
Investments sold	2,795,330
Fund shares sold	1,842,204
Interest and dividends	2,418,751
Other assets	1,703
Total assets	$1,704,146,711
Liabilities
Payables for
Securities sold short, at value (proceeds received, $3,678,192)	$4,803,892
Fund shares reacquired	1,311,395
Collateral for securities loaned, at value	2,131,661
Payable to affiliates
Investment adviser	54,114
Shareholder servicing costs	379,496
Distribution and service fees	15,259
Payable for independent Trustees’ compensation	64,002
Accrued expenses and other liabilities	179,523
Total liabilities	$8,939,342
Net assets	$1,695,207,369
Net assets consist of
Paid-in capital	$1,198,271,005
Unrealized appreciation (depreciation)	385,543,225
Accumulated net realized gain (loss)	101,329,218
Undistributed net investment income	10,063,921
Net assets	$1,695,207,369
Shares of beneficial interest outstanding	55,317,540

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$992,736,270	32,595,826	$30.46
Class B	27,138,528	998,853	27.17
Class C	89,945,711	3,346,635	26.88
Class I	122,054,594	3,806,086	32.07
Class R1	3,102,602	115,517	26.86
Class R2	16,507,986	554,974	29.75
Class R3	28,074,644	925,755	30.33
Class R4	22,494,280	732,575	30.71
Class R6	393,152,754	12,241,319	32.12

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $32.32 [100 / 94.25 x $30.46]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/17

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$25,944,077
Dividends from affiliated issuers	113,205
Income on securities loaned	35,846
Interest	19,164
Other	14,900
Foreign taxes withheld	(59,195)
Total investment income	$26,067,997
Expenses
Management fee	$9,214,952
Distribution and service fees	3,800,553
Shareholder servicing costs	1,829,102
Administrative services fee	259,950
Independent Trustees’ compensation	44,828
Custodian fee	86,138
Reimbursement of custodian expenses	(96,938)
Shareholder communications	173,254
Audit and tax fees	57,372
Legal fees	19,868
Dividend and interest expense on securities sold short	211,184
Miscellaneous	215,513
Total expenses	$15,815,776
Reduction of expenses by investment adviser and distributor	(176,691)
Net expenses	$15,639,085
Net investment income (loss)	$10,428,912
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (s)	$121,535,866
Affiliated issuers	698
Foreign currency	(1,959)
Net realized gain (loss)	$121,534,605
Change in unrealized appreciation (depreciation)
Unaffiliated issuers	$132,628,173
Affiliated issuers	1,647
Securities sold short	(745,568)
Translation of assets and liabilities in foreign currencies	286
Net unrealized gain (loss)	$131,884,538
Net realized and unrealized gain (loss)	$253,419,143
Change in net assets from operations	$263,848,055

(s)	Realized gain (loss) on investment transactions includes proceeds received from a non-recurring cash settlement in the amount of $11,579,893 from a litigation settlement against Household International, Inc. Company.

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	8/31/17	8/31/16
Change in net assets
From operations
Net investment income (loss)	$10,428,912	$9,712,129
Net realized gain (loss)	121,534,605	46,889,142
Net unrealized gain (loss)	131,884,538	63,937,563
Change in net assets from operations	$263,848,055	$120,538,834
Distributions declared to shareholders
From net investment income	$(9,436,061)	$(5,821,876)
From net realized gain on investments	(45,657,548)	(119,401,189)
Total distributions declared to shareholders	$(55,093,609)	$(125,223,065)
Change in net assets from fund share transactions	$(66,543,205)	$309,510,191
Total change in net assets	$142,211,241	$304,825,960
Net assets
At beginning of period	1,552,996,128	1,248,170,168
At end of period (including undistributed net investment income of $10,063,921 and $9,358,570, respectively)	$1,695,207,369	$1,552,996,128

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended
	8/31/17		8/31/16	8/31/15	8/31/14	8/31/13
Net asset value, beginning of period	$26.72		$27.19	$29.19	$23.82	$19.68
Income (loss) from investment operations
Net investment income (loss) (d)	$0.18	(c)	$0.18	$0.15	$0.13	$0.18
Net realized and unrealized gain (loss)	4.53		2.08	0.13	5.41	4.07
Total from investment operations	$4.71		$2.26	$0.28	$5.54	$4.25
Less distributions declared to shareholders
From net investment income	$(0.16)		$(0.14)	$(0.13)	$(0.17)	$(0.11)
From net realized gain	(0.81)		(2.59)	(2.15)	—	—
Total distributions declared to shareholders	$(0.97)		$(2.73)	$(2.28)	$(0.17)	$(0.11)
Net asset value, end of period (x)	$30.46		$26.72	$27.19	$29.19	$23.82
Total return (%) (r)(s)(t)(x)	18.11	(c)	9.09	0.98	23.33	21.69
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.03	(c)	1.07	1.05	1.05	1.11
Expenses after expense reductions (f)	1.01	(c)	1.05	1.04	1.04	1.11
Net investment income (loss)	0.63	(c)	0.70	0.52	0.49	0.81
Portfolio turnover	46		68	53	48	58
Net assets at end of period (000 omitted)	$992,736		$959,812	$963,167	$1,002,028	$873,139
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.00	(c)	1.04	1.03	1.04	1.10

See Notes to Financial Statements

Financial Highlights – continued

Class B	Year ended
	8/31/17		8/31/16	8/31/15	8/31/14	8/31/13
Net asset value, beginning of period	$23.96		$24.70	$26.78	$21.88	$18.11
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.03	)(c)	$(0.02)	$(0.06)	$(0.06)	$0.01
Net realized and unrealized gain (loss)	4.05		1.87	0.13	4.96	3.76
Total from investment operations	$4.02		$1.85	$0.07	$4.90	$3.77
Less distributions declared to shareholders
From net realized gain	$(0.81)		$(2.59)	$(2.15)	$—	$—
Net asset value, end of period (x)	$27.17		$23.96	$24.70	$26.78	$21.88
Total return (%) (r)(s)(t)(x)	17.21	(c)	8.24	0.25	22.39	20.82
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.78	(c)	1.82	1.80	1.80	1.86
Expenses after expense reductions (f)	1.77	(c)	1.81	1.80	1.80	1.86
Net investment income (loss)	(0.12	)(c)	(0.07)	(0.23)	(0.26)	0.07
Portfolio turnover	46		68	53	48	58
Net assets at end of period (000 omitted)	$27,139		$30,324	$34,126	$40,536	$40,495
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.75	(c)	1.79	1.79	1.80	1.86

See Notes to Financial Statements

Financial Highlights – continued

Class C	Year ended
	8/31/17		8/31/16	8/31/15	8/31/14	8/31/13
Net asset value, beginning of period	$23.71		$24.47	$26.55	$21.72	$17.98
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.03	)(c)	$(0.01)	$(0.06)	$(0.06)	$0.01
Net realized and unrealized gain (loss)	4.01		1.84	0.13	4.92	3.73
Total from investment operations	$3.98		$1.83	$0.07	$4.86	$3.74
Less distributions declared to shareholders
From net investment income	$—		$—	$—	$(0.03)	$—
From net realized gain	(0.81)		(2.59)	(2.15)	—	—
Total distributions declared to shareholders	$(0.81)		$(2.59)	$(2.15)	$(0.03)	$—
Net asset value, end of period (x)	$26.88		$23.71	$24.47	$26.55	$21.72
Total return (%) (r)(s)(t)(x)	17.22	(c)	8.24	0.26	22.38	20.80
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.78	(c)	1.82	1.80	1.80	1.86
Expenses after expense reductions (f)	1.77	(c)	1.81	1.80	1.80	1.86
Net investment income (loss)	(0.12	)(c)	(0.05)	(0.23)	(0.26)	0.06
Portfolio turnover	46		68	53	48	58
Net assets at end of period (000 omitted)	$89,946		$89,160	$88,020	$89,702	$78,777
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.75	(c)	1.79	1.79	1.80	1.86

See Notes to Financial Statements

Financial Highlights – continued

Class I	Year ended
	8/31/17		8/31/16	8/31/15	8/31/14	8/31/13
Net asset value, beginning of period	$28.10		$28.44	$30.43	$24.82	$20.49
Income (loss) from investment operations
Net investment income (loss) (d)	$0.26	(c)	$0.29	$0.23	$0.21	$0.24
Net realized and unrealized gain (loss)	4.76		2.15	0.13	5.62	4.25
Total from investment operations	$5.02		$2.44	$0.36	$5.83	$4.49
Less distributions declared to shareholders
From net investment income	$(0.24)		$(0.19)	$(0.20)	$(0.22)	$(0.16)
From net realized gain	(0.81)		(2.59)	(2.15)	—	—
Total distributions declared to shareholders	$(1.05)		$(2.78)	$(2.35)	$(0.22)	$(0.16)
Net asset value, end of period (x)	$32.07		$28.10	$28.44	$30.43	$24.82
Total return (%) (r)(s)(t)(x)	18.38	(c)	9.36	1.23	23.61	22.03
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.78	(c)	0.81	0.80	0.80	0.86
Expenses after expense reductions (f)	0.77	(c)	0.80	0.80	0.80	0.86
Net investment income (loss)	0.88	(c)	1.07	0.77	0.73	1.05
Portfolio turnover	46		68	53	48	58
Net assets at end of period (000 omitted)	$122,055		$61,739	$49,768	$45,089	$29,812
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	0.75	(c)	0.79	0.79	0.80	0.86

See Notes to Financial Statements

Financial Highlights – continued

Class R1	Year ended
	8/31/17		8/31/16	8/31/15	8/31/14		8/31/13
Net asset value, beginning of period	$23.70		$24.45	$26.54	$21.69		$17.95
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.03	)(c)	$(0.02)	$(0.06)	$(0.06)		$0.02
Net realized and unrealized gain (loss)	4.00		1.86	0.12	4.91		3.72
Total from investment operations	$3.97		$1.84	$0.06	$4.85		$3.74
Less distributions declared to shareholders
From net investment income	$—		$—	$—	$(0.00	)(w)	$—
From net realized gain	(0.81)		(2.59)	(2.15)	—		—
Total distributions declared to shareholders	$(0.81)		$(2.59)	$(2.15)	$(0.00	)(w)	$—
Net asset value, end of period (x)	$26.86		$23.70	$24.45	$26.54		$21.69
Total return (%) (r)(s)(t)(x)	17.19	(c)	8.29	0.22	22.38		20.84
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.78	(c)	1.82	1.80	1.80		1.86
Expenses after expense reductions (f)	1.77	(c)	1.81	1.80	1.80		1.86
Net investment income (loss)	(0.13	)(c)	(0.09)	(0.23)	(0.26)		0.08
Portfolio turnover	46		68	53	48		58
Net assets at end of period (000 omitted)	$3,103		$2,935	$3,625	$4,132		$3,839
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.75	(c)	1.80	1.79	1.80		1.85

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Year ended
	8/31/17		8/31/16	8/31/15	8/31/14	8/31/13
Net asset value, beginning of period	$26.12		$26.62	$28.59	$23.35	$19.28
Income (loss) from investment operations
Net investment income (loss) (d)	$0.10	(c)	$0.11	$0.07	$0.06	$0.12
Net realized and unrealized gain (loss)	4.43		2.04	0.14	5.29	4.00
Total from investment operations	$4.53		$2.15	$0.21	$5.35	$4.12
Less distributions declared to shareholders
From net investment income	$(0.09)		$(0.06)	$(0.03)	$(0.11)	$(0.05)
From net realized gain	(0.81)		(2.59)	(2.15)	—	—
Total distributions declared to shareholders	$(0.90)		$(2.65)	$(2.18)	$(0.11)	$(0.05)
Net asset value, end of period (x)	$29.75		$26.12	$26.62	$28.59	$23.35
Total return (%) (r)(s)(t)(x)	17.80	(c)	8.82	0.75	22.96	21.44
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.28	(c)	1.32	1.30	1.30	1.36
Expenses after expense reductions (f)	1.27	(c)	1.31	1.30	1.30	1.36
Net investment income (loss)	0.38	(c)	0.46	0.27	0.24	0.56
Portfolio turnover	46		68	53	48	58
Net assets at end of period (000 omitted)	$16,508		$15,932	$16,332	$19,434	$19,625
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.25	(c)	1.29	1.29	1.30	1.36

See Notes to Financial Statements

Financial Highlights – continued

Class R3	Year ended
	8/31/17		8/31/16	8/31/15	8/31/14	8/31/13
Net asset value, beginning of period	$26.61		$27.10	$29.10	$23.75	$19.63
Income (loss) from investment operations
Net investment income (loss) (d)	$0.17	(c)	$0.18	$0.15	$0.13	$0.18
Net realized and unrealized gain (loss)	4.52		2.06	0.13	5.39	4.05
Total from investment operations	$4.69		$2.24	$0.28	$5.52	$4.23
Less distributions declared to shareholders
From net investment income	$(0.16)		$(0.14)	$(0.13)	$(0.17)	$(0.11)
From net realized gain	(0.81)		(2.59)	(2.15)	—	—
Total distributions declared to shareholders	$(0.97)		$(2.73)	$(2.28)	$(0.17)	$(0.11)
Net asset value, end of period (x)	$30.33		$26.61	$27.10	$29.10	$23.75
Total return (%) (r)(s)(t)(x)	18.10	(c)	9.06	0.99	23.32	21.68
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.02	(c)	1.07	1.05	1.05	1.11
Expenses after expense reductions (f)	1.02	(c)	1.06	1.05	1.05	1.11
Net investment income (loss)	0.62	(c)	0.71	0.52	0.49	0.81
Portfolio turnover	46		68	53	48	58
Net assets at end of period (000 omitted)	$28,075		$77,217	$65,775	$68,977	$58,381
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.00	(c)	1.04	1.04	1.05	1.10

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Year ended
	8/31/17		8/31/16	8/31/15	8/31/14	8/31/13
Net asset value, beginning of period	$26.93		$27.39	$29.40	$23.99	$19.81
Income (loss) from investment operations
Net investment income (loss) (d)	$0.25	(c)	$0.23	$0.22	$0.20	$0.23
Net realized and unrealized gain (loss)	4.57		2.11	0.12	5.44	4.11
Total from investment operations	$4.82		$2.34	$0.34	$5.64	$4.34
Less distributions declared to shareholders
From net investment income	$(0.23)		$(0.21)	$(0.20)	$(0.23)	$(0.16)
From net realized gain	(0.81)		(2.59)	(2.15)	—	—
Total distributions declared to shareholders	$(1.04)		$(2.80)	$(2.35)	$(0.23)	$(0.16)
Net asset value, end of period (x)	$30.71		$26.93	$27.39	$29.40	$23.99
Total return (%) (r)(s)(t)(x)	18.40	(c)	9.36	1.22	23.62	22.03
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.78	(c)	0.82	0.80	0.81	0.86
Expenses after expense reductions (f)	0.77	(c)	0.81	0.80	0.80	0.86
Net investment income (loss)	0.87	(c)	0.90	0.76	0.72	1.04
Portfolio turnover	46		68	53	48	58
Net assets at end of period (000 omitted)	$22,494		$15,799	$21,159	$19,706	$6,165
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	0.76	(c)	0.79	0.79	0.80	0.86

See Notes to Financial Statements

Financial Highlights – continued

Class R6	Year ended
	8/31/17		8/31/16	8/31/15	8/31/14	8/31/13 (i)
Net asset value, beginning of period	$28.13		$28.49	$30.47	$24.84	$21.02
Income (loss) from investment operations
Net investment income (loss) (d)	$0.29	(c)	$0.58	$0.24	$0.23	$0.22
Net realized and unrealized gain (loss)	4.77		1.89	0.15	5.64	3.60
Total from investment operations	$5.06		$2.47	$0.39	$5.87	$3.82
Less distributions declared to shareholders
From net investment income	$(0.26)		$(0.24)	$(0.22)	$(0.24)	$—
From net realized gain	(0.81)		(2.59)	(2.15)	—	—
Total distributions declared to shareholders	$(1.07)		$(2.83)	$(2.37)	$(0.24)	$—
Net asset value, end of period (x)	$32.12		$28.13	$28.49	$30.47	$24.84
Total return (%) (r)(s)(t)(x)	18.49	(c)	9.46	1.34	23.73	18.17	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.69	(c)	0.70	0.71	0.71	0.76	(a)
Expenses after expense reductions (f)	0.68	(c)	0.69	0.70	0.71	0.76	(a)
Net investment income (loss)	0.97	(c)	2.10	0.82	0.80	1.39	(a)
Portfolio turnover	46		68	53	48	58
Net assets at end of period (000 omitted)	$393,153		$300,078	$6,198	$2,492	$119
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	0.66	(c)	0.68	0.69	0.71	0.75	(a)

(a)	Annualized.
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher. See Note 2 in the Notes to Financial Statements for additional information.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For the period from the class inception, January 2, 2013, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower. Excluding the effect of the proceeds received from a non-recurring litigation settlement against Household International, Inc., the total return for the year ended August 31, 2017 would have been lower by approximately 0.72%.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Core Equity Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. The fund has adopted the Rule’s Regulation S-X amendments and believes that the fund’s financial statements are in compliance with those amendments.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities and equity securities held short, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a

Notes to Financial Statements – continued

third-party pricing service. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an

Notes to Financial Statements – continued

investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2017 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$1,638,309,306	$—	$—	$1,638,309,306
Canada	29,725,375	—	—	29,725,375
Cayman Islands	—	—	67,353	67,353
Mutual Funds	28,950,776	—	—	28,950,776
Total	$1,696,985,457	$—	$67,353	$1,697,052,810
Short Sales	$(4,803,892)	$—	$—	$(4,803,892)
For further information regarding security characteristics, see the Portfolio of Investments.

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period. The table presents the activity of level 3 securities held at the beginning and the end of the period.

Investments in Securities
Balance as of 8/31/16	$106,800
Change in unrealized appreciation (depreciation)	(39,447)
Balance as of 8/31/17	$67,353

The net change in unrealized appreciation (depreciation) from investments still held as level 3 at August 31, 2017 is $(39,447). At August 31, 2017, the fund held one level 3 security.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign

Notes to Financial Statements – continued

currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were purchased options. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at August 31, 2017 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives
Equity	Purchased Equity Options	$74,841

(a)	The value of purchased options outstanding is included in investments in unaffiliated issuers, at value, within the fund’s Statement of Assets and Liabilities.

There is no realized gain (loss) from derivative transactions during the period.

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended August 31, 2017 as reported in the Statement of Operations:

Risk	Investments (Purchased Options)
Equity	$(627,125)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA

Notes to Financial Statements – continued

Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives or deposits with brokers for cleared derivatives, respectively. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense or “Interest expense” if broken out separately in the in the Statement of Operations.

Purchased Options – The fund purchased call options for a premium. Purchased call options entitle the holder to buy a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call options which have expired are treated as realized losses on investments in the Statement of Operations.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Notes to Financial Statements – continued

Short Sales – The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended August 31, 2017, this expense amounted to $211,184. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $2,115,870. The fair value of the fund’s investment securities on loan and a related liability of $2,131,661 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. The collateral on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Notes to Financial Statements – continued

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations. On May 3, 2017, the fund received $11,579,893 from a non-recurring litigation settlement against Household International, Inc.

Reimbursement of Expenses by Custodian – In December 2015, the fund’s custodian (or former custodian), State Street Bank and Trust Company, announced that it intended to reimburse its asset servicing clients for expense amounts that it billed in error during the period 1998 through 2015. The amount of this one-time reimbursement attributable to the fund is reflected as “Reimbursement of custodian expenses” in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net

Notes to Financial Statements – continued

asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 8/31/17	Year ended 8/31/16
Ordinary income (including any short-term capital gains)	$9,436,061	$31,546,985
Long-term capital gains	45,657,548	93,676,080
Total distributions	$55,093,609	$125,223,065

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/17
Cost of investments	$1,310,337,760
Gross appreciation	415,321,630
Gross depreciation	(33,410,472)
Net unrealized appreciation (depreciation)	$381,911,158
Undistributed ordinary income	63,292,413
Undistributed long-term capital gain	51,311,988
Other temporary differences	420,805

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to

Notes to Financial Statements – continued

shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 8/31/17	Year ended 8/31/16	Year ended 8/31/17	Year ended 8/31/16
Class A	$5,449,582	$4,837,428	$27,694,528	$90,892,526
Class B	—	—	945,376	3,440,854
Class C	—	—	2,955,565	9,325,733
Class I	754,522	201,876	2,519,538	2,740,510
Class R1	—	—	96,384	335,219
Class R2	52,754	34,231	473,485	1,562,467
Class R3	410,529	378,052	2,119,784	6,813,962
Class R4	134,267	159,292	482,870	1,970,391
Class R6	2,634,407	210,997	8,370,018	2,319,527
Total	$9,436,061	$5,821,876	$45,657,548	$119,401,189

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. For the period September 1, 2016 to December 28, 2016, the management fee was computed daily and paid monthly at the following annual rates:

First $500 million of average daily net assets	0.65%
Average daily net assets in excess of $500 million	0.55%

The investment adviser had agreed in writing to reduce its management fee to 0.50% of average daily net assets in excess of $2.5 billion. This written agreement terminated on December 28, 2016. For the period September 1, 2016 to December 28, 2016, the fund’s average daily net assets did not exceed $2.5 billion and therefore, the management fee was not reduced in accordance with this agreement.

Effective December 29, 2016, the management fee is computed daily and paid monthly at the following annual rates:

First $500 million of average daily net assets	0.65%
Next $2 billion of average daily net assets	0.55%
Average daily net assets in excess of $2.5 billion	0.50%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended August 31, 2017, this management fee reduction amounted to $120,128, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2017 was equivalent to an annual effective rate of 0.57% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $232,426 for the year ended August 31, 2017, as its portion of the initial sales charge on sales of Class A shares of the fund.

Notes to Financial Statements – continued

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.24%	$2,384,950
Class B	0.75%	0.25%	1.00%	1.00%	282,786
Class C	0.75%	0.25%	1.00%	1.00%	904,797
Class R1	0.75%	0.25%	1.00%	1.00%	30,301
Class R2	0.25%	0.25%	0.50%	0.50%	78,299
Class R3	—	0.25%	0.25%	0.25%	119,420
Total Distribution and Service Fees					$3,800,553

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2017 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended August 31, 2017, this rebate amounted to $53,314, $548, $2,414, and $287 for Class A, Class B, Class C, and Class R2, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2017, were as follows:

Amount
Class A	$6,198
Class B	33,185
Class C	7,444

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2017, the fee was $405,411, which equated to 0.0256% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs

Notes to Financial Statements – continued

which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended August 31, 2017, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,423,691.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2017 was equivalent to an annual effective rate of 0.0164% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB Plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB plan resulted in a pension expense of $5,006 and the Retirement Deferral plan resulted in an expense of $8,524. Both amounts are included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended August 31, 2017. The liability for deferred retirement benefits payable to certain independent Trustees under both plans amounted to $63,987 at August 31, 2017, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended August 31, 2017, the fee paid by the fund under this agreement was $2,851 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

Notes to Financial Statements – continued

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

On September 9, 2015, MFS redeemed 5,198 shares each of Class R6 for an aggregate amount of $149,960.

On March 16, 2016, MFS redeemed 5,080 shares each of Class I for an aggregate amount of $130,053.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. Under this policy, cross-trades are effected at current market prices with no remuneration paid in connection with the transaction. During the year ended August 31, 2017, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $4,044,521 and $7,618,516, respectively. The sales transactions resulted in net realized gains (losses) of $717,813.

(4) Portfolio Securities

For the year ended August 31, 2017, purchases and sales of investments, other than purchased option transactions, short sales, and short-term obligations, aggregated $720,034,548 and $839,529,469, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/17		Year ended 8/31/16
	Shares	Amount	Shares	Amount
Shares sold
Class A	3,357,595	$94,400,704	3,602,883	$91,608,281
Class B	95,846	2,400,880	99,638	2,294,543
Class C	480,958	11,980,396	444,615	10,149,560
Class I	4,772,073	140,194,056	1,937,682	51,360,121
Class R1	23,034	567,562	18,909	430,724
Class R2	89,273	2,442,270	110,868	2,776,509
Class R3	191,563	5,328,845	645,573	16,350,991
Class R4	212,581	5,900,365	139,594	3,632,945
Class R6	3,248,472	99,927,167	13,414,972	362,811,859
	12,471,395	$363,142,245	20,414,734	$541,415,533

Notes to Financial Statements – continued

	Year ended 8/31/17		Year ended 8/31/16
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	1,190,197	$31,992,477	3,680,296	$91,308,144
Class B	38,514	928,598	149,513	3,344,607
Class C	111,646	2,662,764	384,993	8,519,904
Class I	109,935	3,106,763	100,168	2,608,371
Class R1	4,043	96,384	15,155	335,219
Class R2	18,727	492,514	61,784	1,500,738
Class R3	94,520	2,530,313	291,057	7,192,014
Class R4	22,806	617,137	85,323	2,129,683
Class R6	347,084	9,815,545	19,790	515,529
	1,937,472	$52,242,495	4,788,079	$117,454,209

Shares reacquired
Class A	(7,870,881)	$(218,624,140)	(6,784,949)	$(173,381,880)
Class B	(401,042)	(10,025,074)	(365,426)	(8,386,396)
Class C	(1,006,239)	(25,363,246)	(666,933)	(15,103,026)
Class I	(3,273,067)	(99,289,452)	(1,590,445)	(42,872,281)
Class R1	(35,410)	(879,157)	(58,470)	(1,365,455)
Class R2	(163,032)	(4,397,972)	(176,105)	(4,439,122)
Class R3	(2,261,578)	(61,620,126)	(462,335)	(11,719,670)
Class R4	(89,437)	(2,544,126)	(410,675)	(10,249,449)
Class R6	(2,022,353)	(59,184,652)	(2,984,209)	(81,842,272)
	(17,123,039)	$(481,927,945)	(13,499,547)	$(349,359,551)

Net change
Class A	(3,323,089)	$(92,230,959)	498,230	$9,534,545
Class B	(266,682)	(6,695,596)	(116,275)	(2,747,246)
Class C	(413,635)	(10,720,086)	162,675	3,566,438
Class I	1,608,941	44,011,367	447,405	11,096,211
Class R1	(8,333)	(215,211)	(24,406)	(599,512)
Class R2	(55,032)	(1,463,188)	(3,453)	(161,875)
Class R3	(1,975,495)	(53,760,968)	474,295	11,823,335
Class R4	145,950	3,973,376	(185,758)	(4,486,821)
Class R6	1,573,203	50,558,060	10,450,553	281,485,116
	(2,714,172)	$(66,543,205)	11,703,266	$309,510,191

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the

Notes to Financial Statements – continued

participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended August 31, 2017, the fund’s commitment fee and interest expense were $10,594 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Affiliated Issuer		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		10,178,267	241,490,355	(224,849,507)	26,819,115

Affiliated Issuer	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$698	$1,647	$—	$113,205	$26,819,115

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust I and Shareholders of MFS Core Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Core Equity Fund (the Fund) (one of the series constituting the MFS Series Trust I) as of August 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Core Equity Fund (one of the series constituting the MFS Series Trust I) at August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 17, 2017

RESULTS OF SHAREHOLDER MEETING

(unaudited)

At a special meeting of shareholders of MFS Series Trust I, which was held on March 23, 2017, the following action was taken:

Item 1: To elect the following individuals as Trustees:

	Number of Dollars
Nominee	For	Withheld Authority
Steven E. Buller	40,448,016,134.453	372,137,248.376
John A. Caroselli	40,455,058,441.389	365,094,941.560
Maureen R. Goldfarb	40,458,621,672.449	361,531,746.940
David H. Gunning	40,369,558,961.219	450,594,312.051
Michael Hegarty	40,379,783,468.714	440,369,950.676
John P. Kavanaugh	40,453,732,784.104	366,420,708.405
Robert J. Manning	40,424,010,964.586	396,142,308.684
Clarence Otis, Jr.	40,441,919,324.712	378,234,043.007
Maryanne L. Roepke	40,471,040,575.143	349,112,917.026
Robin A. Stelmach	40,459,908,730.475	360,244,615.574
Laurie J. Thomsen	40,426,270,790.416	393,882,628.973

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2017, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 53)	Trustee	February 2004	136	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 56)	Trustee	January 2014	136	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 75)	Trustee and Chair of Trustees	January 2004	136	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman (until 2013)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Steven E. Buller (age 66)	Trustee	February 2014	136	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
John A. Caroselli (age 63)	Trustee	March 2017	136	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 62)	Trustee	January 2009	136	Private investor	N/A
Michael Hegarty (age 72)	Trustee	December 2004	136	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 62)	Trustee and Vice Chair of Trustees	January 2009	136	Private investor	N/A
Clarence Otis, Jr. (age 61)	Trustee	March 2017	136	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Maryanne L. Roepke (age 61)	Trustee	May 2014	136	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 60)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kino Clark (k) (age 49)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 50)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)
Thomas H. Connors (k) (age 58)	Assistant Secretary and Assistant Clerk	September 2012	136	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Ethan D. Corey (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (age 49)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 50)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)
Brian E. Langenfeld (k) (age 44)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Susan A. Pereira (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Kasey L. Phillips (k) (age 46)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)
Matthew A. Stowe (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Frank L. Tarantino (age 73)	Independent Senior Officer	June 2004	136	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2007	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Martin J. Wolin (k) (age 50)	Chief Compliance Officer	July 2015	136	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)
James O. Yost (k) (age 57)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kavanaugh and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Claredon Street Boston, MA 02116
Portfolio Manager(s)
Joseph MacDougall

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2017 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2016 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory,

Board Review of Investment Advisory Agreement – continued

administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2016, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 2nd quintile for each of the one- and five-year periods ended December 31, 2016 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $500 million and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including

Board Review of Investment Advisory Agreement – continued

any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2017.

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Mutual Funds” and then choose the fund’s name in the “Select a fund” menu.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2017 income tax forms in January 2018. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $66,768,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 99.99% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

August 31, 2017

MFS® LOW VOLATILITY GLOBAL EQUITY FUND

LVO-ANN

MFS® LOW VOLATILITY GLOBAL EQUITY FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Despite policy uncertainty accompanying a new presidential administration in the United States and unease over ongoing Brexit negotiations, most markets have proved resilient. U.S. share prices have reached new highs in recent months although the U.S. Federal Reserve has continued to gradually hike interest rates. However, rates in most developed markets remain very low, with major non-U.S. central banks just beginning to contemplate curbing accommodative monetary policies.

Globally, we’ve experienced a year-long synchronized upturn in economic growth. Despite better growth, there are few immediate signs of worrisome inflation amid muted wage gains around the world. Europe has benefited from diminishing event risks as populist challengers fell short of upsetting establishment candidates in both the Dutch and French elections. Emerging market economies have been boosted in part by a weaker U.S. dollar and are recovering despite lingering concerns over the potential for restrictive U.S. trade policies that could hamper global trade growth. Looking ahead, markets will have to contend with issues involving geopolitical hot spots on the Korean peninsula and in the Middle East.

At MFS®, we believe time is an asset. A patient, long-term approach to investing can have a powerful impact on decision making and outcomes. Time arbitrage, as we call it, comes down to having the conviction and discipline to allow enough time for good investment ideas to play out. In our view, such an approach, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

October 17, 2017

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	3.5%
Johnson & Johnson	2.9%
Roche Holding AG	2.4%
Fisher & Paykel Healthcare Corp. Ltd.	2.4%
Integra LifeSciences Holdings Corp.	2.2%
Terumo Corp.	2.0%
McDonald’s Corp.	2.0%
Ross Stores, Inc.	1.9%
Validus Holdings Ltd.	1.9%
Lockheed Martin Corp.	1.9%

Equity sectors
Financial Services	18.0%
Utilities & Communications	17.6%
Health Care	15.9%
Consumer Staples	13.5%
Technology	11.7%
Retailing	8.6%
Leisure	3.6%
Autos & Housing	2.9%
Basic Materials	2.7%
Industrial Goods & Services	2.7%
Energy	2.6%
Special Products & Services	1.1%
Transportation	0.8%

Issuer country weightings (x)
United States	47.3%
Japan	11.0%
Canada	7.9%
Switzerland	7.2%
Hong Kong	4.4%
Taiwan	3.5%
United Kingdom	3.4%
Germany	2.6%
New Zealand	2.4%
Other Countries	10.3%

2

Portfolio Composition – continued

Currency exposure weightings (y)
United States Dollar	56.7%
Japanese Yen	11.0%
Swiss Franc	7.2%
Euro	4.2%
Taiwan Dollar	3.5%
Hong Kong Dollar	3.4%
British Pound Sterling	3.4%
New Zealand Dollar	2.4%
Israeli Shekel	1.6%
Other Currencies	6.6%

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

From time to time Cash & Cash Equivalents may be negative due to timing of cash receipts.

Percentages are based on net assets as of August 31, 2017.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2017, Class A shares of the MFS Low Volatility Global Equity Fund (“fund”) provided a total return of 9.28%, at net asset value. This compares with a return of 17.11% for the fund’s benchmark, the MSCI All Country World Index (net div).

Market Environment

For the first time in many years, the global economy is experiencing a period of synchronized economic growth. The rebound in emerging markets (“EM”) economies has been more pronounced (despite the deceleration in Chinese growth at the end of the period), helped by larger economies such as Brazil and Russia emerging from recessions. At the same time, developed markets (“DM”) economies continued to grow at or above potential. Market confidence increased in the US after the presidential elections in November in anticipation of lower taxes, a lighter regulatory burden and increased infrastructure spending, boosting US equities and corporate bond performance. Though hopes have largely faded for pro-growth US policies, market confidence persists. Globally, markets benefited from a reflation trade during the first half of the period as commodity prices strengthened, activity and growth prospects improved, and inflation moved higher, though within moderate bounds. While this bump in global inflation faded in the second half of the period as commodity prices, particularly oil, leveled off or declined, global growth remained relatively resilient. As a result, there have been more tightening signals and actions by DM central banks. The US Federal Reserve increased interest rates by 25 basis points during the second half of the period, bringing the total number of quarter-percent hikes in the federal funds rate to four since December 2015. The European Central Bank appears set to announce tapering of quantitative easing in the fall of 2017. The Bank of England may also begin reducing monetary accommodation. Markets have been comforted, along with central banks, by the decline in fears of a populist surge in Europe after establishment candidates won the Dutch and French elections. European growth has reflected the calmer political economic backdrop.

In recent months, the US dollar reversed the sharp rise seen early in the period, easing what had been a substantial headwind to earnings for multinationals. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. Demand for autos reached near-record territory in the first half of the period before tapering off at the end of the period, while the housing market continued its recovery amid relatively low mortgage rates and tight inventories. Global trade, which was sluggish early in the period, showed signs of improvement in the period’s second half, a positive indicator of global economic activity and prospects. Early in the period, the US election resulted in a sell-off in EM assets due to fears that President Trump would follow through on various campaign threats and promises that were judged to be detrimental to EM. While President Trump withdrew the US from the Trans-Pacific Partnership and began the renegotiation of the North American Free Trade Agreement, significant additional policy action has so far been lacking on economic issues involving EM. As a result,

4

Management Review – continued

emerging markets resumed their upward trajectory, powered by strong inflows throughout the first half of 2017.

Detractors from Performance

Stock selection and, to a lesser extent, the fund’s overweight position in the consumer staples sector detracted from performance relative to the MSCI All Country World Index. The fund’s overweight positions in global food company General Mills and instant noodle and food products company Toyo Suisan Kaisha (Japan) hindered relative results. Shares of General Mills declined after the company lowered its full year 2018 earnings guidance.

Weak security selection and, to a lesser extent, the fund’s underweight position in the financial services sector also detracted from relative performance. Here, holdings of insurance provider Validus (b) held back relative results.

Security selection and, to a lesser extent, the fund’s overweight position in the retailing sector further detracted from relative performance. The fund’s overweight positions in apparel and footwear producer ABC-Mart (Japan), apparel retailer Ross Stores and convenience store chain Lawson (Japan) weakened relative results. Although ABC-Mart’s reported fiscal year 2017 results were in line with expectations, the stock came under pressure as investors appeared to have been disappointed by management’s conservative earnings guidance for the year ahead.

An underweight position and security selection in the technology sector hurt relative results. Within this sector, not holding shares of strong-performing computer and personal electronics maker Apple held back relative performance.

Other top relative detractors for the period included the fund’s overweight positions in motor vehicle manufacturer Kia Motors (South Korea), telecommunications company KDDI (Japan) and pharmaceutical company Express Scripts.

During the reporting period, the fund’s currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, also detracted from relative results. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Contributors to Performance

Security selection in the leisure sector contributed to relative performance. The fund’s overweight positions in fast food restaurant McDonald’s and broadband provider Charter Communications bolstered relative results. Shares of McDonald’s rose after the company reported strong earnings results attributed to better-than-expected same-store sales, both in the domestic and international markets. Restaurant-level margins also increased as food, paper and labor costs were all lower than projected.

Other top relative contributors for the period included the fund’s overweight positions in integrated circuits manufacturer Taiwan Semiconductor (Taiwan), digital media solutions provider Adobe Systems, biochemical product producer PTT Global Chemical (Thailand), insurance company Swiss Life Holding (Switzerland), investment banking services provider DBS Group (h) (Singapore), aerospace company Lockheed Martin and

5

Management Review – continued

financial services company Credicorp (Peru). Shares of Taiwan Semiconductor Manufacturing rose as the company’s revenues exceeded company guidance and consensus analyst estimates. Management also reported favorable forward-looking guidance for the second half of 2017, which further benefited the stock. Not owning shares of poor-performing diversified industrial conglomerate General Electric was another area of relative strength over the reporting period.

Respectfully,

Portfolio Manager(s)

Jim Fallon, Matt Krummell, Jonathan Sage, and Jed Stocks

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

6

PERFORMANCE SUMMARY THROUGH 8/31/17

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

7

Performance Summary – continued

Total Returns through 8/31/17

Average annual without sales charge

Share Class	Class Inception Date	1-yr	Life (t)
A	12/05/13	9.28%	8.24%
B	12/05/13	8.48%	7.38%
C	12/05/13	8.49%	7.38%
I	12/05/13	9.59%	8.47%
R1	12/05/13	8.47%	7.38%
R2	12/05/13	8.94%	7.91%
R3	12/05/13	9.24%	8.19%
R4	12/05/13	9.58%	8.46%
R6	12/05/13	9.63%	8.49%
Comparative benchmark(s)
MSCI All Country World Index (net div) (f)		17.11%	7.34%
Average annual with sales charge
A With Initial Sales Charge (5.75%)		3.00%	6.54%
B With CDSC (Declining over six years from 4% to 0%) (v)		4.48%	6.71%
C With CDSC (1% for 12 months) (v)		7.49%	7.38%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

MSCI All Country World Index (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the global developed and emerging markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

8

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

9

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2017 through August 31, 2017

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2017 through August 31, 2017.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/17	Ending Account Value 8/31/17	Expenses Paid During Period (p) 3/01/17-8/31/17
A	Actual	1.15%	$1,000.00	$1,074.03	$6.01
	Hypothetical (h)	1.15%	$1,000.00	$1,019.41	$5.85
B	Actual	1.93%	$1,000.00	$1,070.74	$10.07
	Hypothetical (h)	1.93%	$1,000.00	$1,015.48	$9.80
C	Actual	1.94%	$1,000.00	$1,070.08	$10.12
	Hypothetical (h)	1.94%	$1,000.00	$1,015.43	$9.86
I	Actual	0.88%	$1,000.00	$1,075.89	$4.60
	Hypothetical (h)	0.88%	$1,000.00	$1,020.77	$4.48
R1	Actual	1.93%	$1,000.00	$1,069.62	$10.07
	Hypothetical (h)	1.93%	$1,000.00	$1,015.48	$9.80
R2	Actual	1.44%	$1,000.00	$1,072.39	$7.52
	Hypothetical (h)	1.44%	$1,000.00	$1,017.95	$7.32
R3	Actual	1.15%	$1,000.00	$1,073.95	$6.01
	Hypothetical (h)	1.15%	$1,000.00	$1,019.41	$5.85
R4	Actual	0.93%	$1,000.00	$1,075.86	$4.87
	Hypothetical (h)	0.93%	$1,000.00	$1,020.52	$4.74
R6	Actual	0.90%	$1,000.00	$1,076.05	$4.71
	Hypothetical (h)	0.90%	$1,000.00	$1,020.67	$4.58

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class A shares, this rebate reduced the expense ratio above by 0.04%. See Note 3 in the Notes to Financial Statements for additional information.

Changes to the fund’s fee arrangements occurred during the six month period. Had these fee changes been in effect throughout the entire six month period, the annualized expense ratios, the actual expenses paid during the period, and the hypothetical expenses paid during the period would have been approximately 0.92%, $4.81, and $4.69 for Class A, 1.71%, $8.93, and $8.69 for Class B, 1.71%, $8.92, and $8.69 for Class C, 0.71%, $3.71, and $3.62 for Class I, 1.71%, $8.92, and $8.69 for Class R1, 1.21%, $6.32, and $6.16 for Class R2, 0.96%, $5.02, and $4.89 for Class R3, 0.71%, $3.71, and $3.62 for Class R4, and 0.68%, $3.56, and $3.47 for Class R6, respectively. For further information about the fund’s fee arrangements and changes to those fee arrangements, please see Note 3 in the Notes to Financial Statements.

11

PORTFOLIO OF INVESTMENTS

8/31/17

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 101.7%
Issuer	Shares/Par	Value ($)
Aerospace - 1.9%
Lockheed Martin Corp.	10,949	$3,343,715

Alcoholic Beverages - 0.4%
Remy Cointreau S.A.	6,353	$725,512

Apparel Manufacturers - 0.5%
Gildan Activewear, Inc.	29,471	$922,442

Automotive - 2.3%
Kia Motors Corp.	70,580	$2,218,926
USS Co. Ltd.	95,000	1,867,422

		$4,086,348
Business Services - 1.1%
Forrester Research, Inc.	47,607	$1,939,985

Cable TV - 1.7%
Charter Communications, Inc., “A” (a)	5,469	$2,179,615
Comcast Corp., “A”	18,603	755,468

		$2,935,083
Chemicals - 0.6%
Monsanto Co.	9,246	$1,083,631

Computer Software - 1.6%
Adobe Systems, Inc. (a)	18,746	$2,908,629

Computer Software - Systems - 1.6%
NICE Systems Ltd., ADR	36,684	$2,869,423

Construction - 0.6%
Owens Corning	14,589	$1,081,483

Consumer Products - 3.4%
Colgate-Palmolive Co.	11,872	$850,510
Kimberly-Clark Corp.	16,440	2,026,888
L’Oréal	3,484	735,564
Procter & Gamble Co.	25,944	2,393,853

		$6,006,815

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Electronics - 5.0%
Kyocera Corp.	44,900	$2,695,593
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	168,724	6,237,726

		$8,933,319
Energy - Independent - 0.5%
Occidental Petroleum Corp.	16,255	$970,424

Energy - Integrated - 2.0%
Exxon Mobil Corp.	29,175	$2,226,928
Royal Dutch Shell PLC, “B”	48,831	1,364,213

		$3,591,141
Food & Beverages - 8.1%
General Mills, Inc.	54,314	$2,892,764
Marine Harvest	84,871	1,685,835
Mondelez International, Inc.	25,932	1,054,395
Nestle S.A.	38,426	3,259,769
PepsiCo, Inc.	9,510	1,100,592
Pinnacle Foods, Inc.	17,317	1,027,071
Sligro Food Group N.V.	29,141	1,284,258
Toyo Suisan Kaisha Ltd.	57,100	2,111,352

		$14,416,036
Food & Drug Stores - 3.7%
CVS Health Corp.	16,820	$1,300,859
Dairy Farm International Holdings Ltd.	214,900	1,740,690
Lawson, Inc.	36,200	2,433,420
METRO, Inc., “A”	34,357	1,134,090

		$6,609,059
Insurance - 7.3%
AXIS Capital Holdings Ltd.	10,389	$625,833
Beazley PLC	218,463	1,443,548
Everest Re Group Ltd.	3,326	839,748
Intact Financial Corp.	25,296	2,085,261
Swiss Life Holding AG	4,094	1,465,208
Travelers Cos., Inc.	7,577	918,181
Validus Holdings Ltd.	66,826	3,351,324
XL Group Ltd.	22,464	920,125
Zurich Insurance Group AG	4,336	1,297,251

		$12,946,479

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Internet - 2.2%
Alphabet, Inc., “A” (a)	1,351	$1,290,529
Facebook, Inc., “A” (a)	14,942	2,569,576

		$3,860,105
Machinery & Tools - 0.8%
Schindler Holding AG	3,581	$767,024
Schindler Holding AG	2,995	629,326

		$1,396,350
Major Banks - 2.4%
Bank of Nova Scotia	17,057	$1,059,922
HSBC Holdings PLC, ADR	33,547	1,623,675
Royal Bank of Canada	20,994	1,554,815

		$4,238,412
Medical & Health Technology & Services - 0.7%
Express Scripts Holding Co. (a)	19,495	$1,224,676

Medical Equipment - 7.2%
Abbott Laboratories	19,534	$995,062
Fisher & Paykel Healthcare Corp. Ltd.	506,905	4,283,782
Integra LifeSciences Holdings Corp. (a)	78,084	3,981,503
Terumo Corp.	93,600	3,618,502

		$12,878,849
Natural Gas - Distribution - 0.6%
Osaka Gas Co. Ltd.	250,000	$978,078

Natural Gas - Pipeline - 1.2%
Enbridge, Inc.	53,129	$2,124,629

Network & Telecom - 1.3%
VTech Holdings Ltd.	168,500	$2,368,463

Other Banks & Diversified Financials - 3.4%
Banco de Oro Unibank, Inc.	301,520	$748,939
Credicorp Ltd.	9,896	2,007,305
Discover Financial Services	19,932	1,174,991
Public Bank Berhad	189,400	914,672
Sydbank A.S.	30,862	1,203,881

		$6,049,788
Pharmaceuticals - 8.0%
Johnson & Johnson	39,246	$5,194,993
Merck & Co., Inc.	42,080	2,687,229

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Pharmaceuticals - continued
Novartis AG	13,338	$1,125,235
Pfizer, Inc.	29,882	1,013,597
Roche Holding AG	17,020	4,321,779

		$14,342,833
Railroad & Shipping - 0.8%
Canadian National Railway Co.	18,374	$1,488,110

Real Estate - 4.9%
AvalonBay Communities, Inc., REIT	14,606	$2,741,985
Grand City Properties S.A.	139,126	3,030,894
Public Storage, Inc., REIT	6,074	1,247,235
Starwood Property Trust, Inc., REIT	35,620	791,120
Store Capital Corp., REIT	38,360	973,577

		$8,784,811
Restaurants - 2.0%
McDonald’s Corp.	21,862	$3,497,264

Specialty Chemicals - 2.1%
PTT Global Chemical PLC	924,600	$2,130,158
Symrise AG	23,154	1,692,411

		$3,822,569
Specialty Stores - 4.4%
ABC-MART, Inc.	59,900	$3,078,501
Home Depot, Inc.	8,681	1,301,022
Ross Stores, Inc.	58,292	3,407,167

		$7,786,690
Telecommunications - Wireless - 3.6%
KDDI Corp.	105,600	$2,850,004
SBA Communications Corp., REIT (a)	13,510	2,074,461
Vodafone Group PLC	541,467	1,550,179

		$6,474,644
Telephone Services - 4.4%
BCE, Inc.	16,440	$781,886
HKT Trust and HKT Ltd.	908,000	1,171,875
TDC A.S.	194,625	1,159,523
TELUS Corp.	79,767	2,885,970
Verizon Communications, Inc.	38,833	1,862,819

		$7,862,073

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Tobacco - 1.6%
Altria Group, Inc.	35,883	$2,274,982
British American Tobacco	63,700	659,002

		$2,933,984
Utilities - Electric Power - 7.8%
Alliant Energy Corp.	46,400	$1,983,136
American Electric Power Co., Inc.	24,682	1,817,336
CLP Holdings Ltd.	237,000	2,503,025
Duke Energy Corp.	9,378	818,699
PG&E Corp.	37,881	2,666,065
WEC Energy Group, Inc.	28,076	1,831,117
Xcel Energy, Inc.	47,000	2,326,500

		$13,945,878
Total Common Stocks (Identified Cost, $165,265,260)		$181,427,730

Investment Companies (h) - 1.1%
Money Market Funds - 1.1%
MFS Institutional Money Market Portfolio, 1.11% (v) (Identified Cost, $1,955,606)	1,955,613	$1,955,613

Other Assets, Less Liabilities - (2.8)%		(5,034,015)
Net Assets - 100.0%		$178,349,328

(a)	Non-income producing security.
(h)	An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $1,955,613 and $181,427,730, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/17

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $165,265,260)	$181,427,730
Investments in affiliated issuers, at value (identified cost, $1,955,606)	1,955,613
Foreign currency, at value (identified cost, $10,315)	10,326
Receivables for
Fund shares sold	568,305
Interest and dividends	484,967
Receivable from investment adviser	15,483
Receivable from distributor	360
Other assets	143
Total assets	$184,462,927
Liabilities
Payables for
Investments purchased	$1,570,955
Fund shares reacquired	4,384,456
Payable to affiliates
Shareholder servicing costs	8,475
Payable for independent Trustees’ compensation	13
Deferred country tax expense payable	42,608
Accrued expenses and other liabilities	107,092
Total liabilities	$6,113,599
Net assets	$178,349,328
Net assets consist of
Paid-in capital	$163,441,774
Unrealized appreciation (depreciation) (net of $42,608 deferred country tax)	16,122,830
Accumulated net realized gain (loss)	(2,151,853)
Undistributed net investment income	936,577
Net assets	$178,349,328
Shares of beneficial interest outstanding	13,920,943

17

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$9,214,916	719,068	$12.82
Class B	349,695	27,477	12.73
Class C	1,923,593	151,334	12.71
Class I	97,951,592	7,642,042	12.82
Class R1	67,832	5,307	12.78
Class R2	60,937	4,756	12.81
Class R3	150,621	11,745	12.82
Class R4	61,542	4,801	12.82
Class R6	68,568,600	5,354,413	12.81

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $13.60 [100 / 94.25 x $12.82]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

18

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/17

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$3,088,960
Dividends from affiliated issuers	13,298
Income on securities loaned	804
Interest	41
Foreign taxes withheld	(169,593)
Total investment income	$2,933,510
Expenses
Management fee	683,050
Distribution and service fees	43,389
Shareholder servicing costs	27,938
Administrative services fee	26,725
Independent Trustees’ compensation	2,283
Custodian fee	42,498
Shareholder communications	20,453
Audit and tax fees	53,844
Legal fees	1,478
Registration fees	139,729
Miscellaneous	17,648
Total expenses	$1,059,035
Reduction of expenses by investment adviser and distributor	(33,526)
Net expenses	$1,025,509
Net investment income (loss)	$1,908,001
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $794 country tax)	$(332,723)
Affiliated issuers	2,704
Foreign currency	(12,483)
Net realized gain (loss)	$(342,502)
Change in unrealized appreciation (depreciation)
Unaffiliated issuers (net of $41,008 increase in deferred country tax)	10,190,016
Affiliated issuers	7
Translation of assets and liabilities in foreign currencies	2,990
Net unrealized gain (loss)	$10,193,013
Net realized and unrealized gain (loss)	$9,850,511
Change in net assets from operations	$11,758,512

See Notes to Financial Statements

19

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	8/31/17	8/31/16
Change in net assets
From operations
Net investment income (loss)	$1,908,001	$885,961
Net realized gain (loss)	(342,502)	(893,725)
Net unrealized gain (loss)	10,193,013	6,082,464
Change in net assets from operations	$11,758,512	$6,074,700
Distributions declared to shareholders
From net investment income	$(1,436,284)	$(882,213)
Change in net assets from fund share transactions	$101,951,299	$25,075,711
Total change in net assets	$112,273,527	$30,268,198
Net assets
At beginning of period	66,075,801	35,807,603
At end of period (including undistributed net investment income of $936,577 and $173,978, respectively)	$178,349,328	$66,075,801

See Notes to Financial Statements

20

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended
	8/31/17	8/31/16	8/31/15	8/31/14 (c)
Net asset value, beginning of period	$11.87	$10.75	$10.92	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.19	$0.18	$0.19	$0.15
Net realized and unrealized gain (loss)	0.91	1.11	(0.22)	0.86
Total from investment operations	$1.10	$1.29	$(0.03)	$1.01
Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.17)	$(0.12)	$(0.09)
From net realized gain	—	—	(0.02)	—
Total distributions declared to shareholders	$(0.15)	$(0.17)	$(0.14)	$(0.09)
Net asset value, end of period (x)	$12.82	$11.87	$10.75	$10.92
Total return (%) (r)(s)(t)(x)	9.36	12.12	(0.36)	10.13	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.23	1.51	1.88	5.81	(a)
Expenses after expense reductions (f)	1.17	1.19	1.23	1.22	(a)
Net investment income (loss)	1.55	1.56	1.65	1.86	(a)
Portfolio turnover	24	28	61	28	(n)
Net assets at end of period (000 omitted)	$9,215	$7,473	$3,981	$800

See Notes to Financial Statements

21

Financial Highlights – continued

Class B	Year ended
	8/31/17	8/31/16	8/31/15	8/31/14 (c)
Net asset value, beginning of period	$11.79	$10.70	$10.91	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.09	$0.07	$0.08	$0.06
Net realized and unrealized gain (loss)	0.91	1.12	(0.20)	0.89
Total from investment operations	$1.00	$1.19	$(0.12)	$0.95
Less distributions declared to shareholders
From net investment income	$(0.06)	$(0.10)	$(0.07)	$(0.04)
From net realized gain	—	—	(0.02)	—
Total distributions declared to shareholders	$(0.06)	$(0.10)	$(0.09)	$(0.04)
Net asset value, end of period (x)	$12.73	$11.79	$10.70	$10.91
Total return (%) (r)(s)(t)(x)	8.48	11.16	(1.16)	9.50	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.98	2.33	2.68	6.87	(a)
Expenses after expense reductions (f)	1.96	1.98	2.01	2.07	(a)
Net investment income (loss)	0.73	0.65	0.74	0.80	(a)
Portfolio turnover	24	28	61	28	(n)
Net assets at end of period (000 omitted)	$350	$341	$446	$116

Class C	Year ended
	8/31/17	8/31/16	8/31/15	8/31/14 (c)
Net asset value, beginning of period	$11.78	$10.69	$10.91	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.09	$0.08	$0.10	$0.06
Net realized and unrealized gain (loss)	0.91	1.11	(0.23)	0.89
Total from investment operations	$1.00	$1.19	$(0.13)	$0.95
Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.10)	$(0.07)	$(0.04)
From net realized gain	—	—	(0.02)	—
Total distributions declared to shareholders	$(0.07)	$(0.10)	$(0.09)	$(0.04)
Net asset value, end of period (x)	$12.71	$11.78	$10.69	$10.91
Total return (%) (r)(s)(t)(x)	8.49	11.22	(1.23)	9.50	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.98	2.23	2.66	6.85	(a)
Expenses after expense reductions (f)	1.96	1.99	2.00	2.07	(a)
Net investment income (loss)	0.76	0.74	0.89	0.82	(a)
Portfolio turnover	24	28	61	28	(n)
Net assets at end of period (000 omitted)	$1,924	$1,554	$453	$130

See Notes to Financial Statements

22

Financial Highlights – continued

Class I	Year ended
	8/31/17	8/31/16	8/31/15	8/31/14 (c)
Net asset value, beginning of period	$11.87	$10.76	$10.93	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.23	$0.21	$0.24	$0.14
Net realized and unrealized gain (loss)	0.90	1.10	(0.25)	0.89
Total from investment operations	$1.13	$1.31	$(0.01)	$1.03
Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.20)	$(0.14)	$(0.10)
From net realized gain	—	—	(0.02)	—
Total distributions declared to shareholders	$(0.18)	$(0.20)	$(0.16)	$(0.10)
Net asset value, end of period (x)	$12.82	$11.87	$10.76	$10.93
Total return (%) (r)(s)(t)(x)	9.59	12.34	(0.18)	10.29	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.94	1.17	1.63	5.85	(a)
Expenses after expense reductions (f)	0.90	0.98	1.00	1.07	(a)
Net investment income (loss)	1.87	1.86	2.10	1.81	(a)
Portfolio turnover	24	28	61	28	(n)
Net assets at end of period (000 omitted)	$97,952	$10,669	$2,685	$138

Class R1	Year ended
	8/31/17	8/31/16	8/31/15	8/31/14 (c)
Net asset value, beginning of period	$11.84	$10.70	$10.91	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.09	$0.08	$0.07	$0.06
Net realized and unrealized gain (loss)	0.91	1.12	(0.19)	0.89
Total from investment operations	$1.00	$1.20	$(0.12)	$0.95
Less distributions declared to shareholders
From net investment income	$(0.06)	$(0.06)	$(0.07)	$(0.04)
From net realized gain	—	—	(0.02)	—
Total distributions declared to shareholders	$(0.06)	$(0.06)	$(0.09)	$(0.04)
Net asset value, end of period (x)	$12.78	$11.84	$10.70	$10.91
Total return (%) (r)(s)(t)(x)	8.47	11.24	(1.22)	9.50	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.98	2.31	2.69	6.89	(a)
Expenses after expense reductions (f)	1.96	1.99	2.01	2.07	(a)
Net investment income (loss)	0.75	0.69	0.66	0.79	(a)
Portfolio turnover	24	28	61	28	(n)
Net assets at end of period (000 omitted)	$68	$56	$108	$109

See Notes to Financial Statements

23

Financial Highlights – continued

Class R2	Year ended
	8/31/17	8/31/16	8/31/15	8/31/14 (c)
Net asset value, beginning of period	$11.87	$10.74	$10.92	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.15	$0.13	$0.13	$0.10
Net realized and unrealized gain (loss)	0.90	1.13	(0.20)	0.89
Total from investment operations	$1.05	$1.26	$(0.07)	$0.99
Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.13)	$(0.09)	$(0.07)
From net realized gain	—	—	(0.02)	—
Total distributions declared to shareholders	$(0.11)	$(0.13)	$(0.11)	$(0.07)
Net asset value, end of period (x)	$12.81	$11.87	$10.74	$10.92
Total return (%) (r)(s)(t)(x)	8.94	11.83	(0.71)	9.89	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.49	1.79	2.19	6.39	(a)
Expenses after expense reductions (f)	1.47	1.49	1.51	1.57	(a)
Net investment income (loss)	1.24	1.20	1.16	1.29	(a)
Portfolio turnover	24	28	61	28	(n)
Net assets at end of period (000 omitted)	$61	$72	$112	$110

Class R3	Year ended
	8/31/17	8/31/16	8/31/15	8/31/14 (c)
Net asset value, beginning of period	$11.88	$10.76	$10.92	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.19	$0.16	$0.16	$0.12
Net realized and unrealized gain (loss)	0.90	1.12	(0.19)	0.88
Total from investment operations	$1.09	$1.28	$(0.03)	$1.00
Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.16)	$(0.11)	$(0.08)
From net realized gain	—	—	(0.02)	—
Total distributions declared to shareholders	$(0.15)	$(0.16)	$(0.13)	$(0.08)
Net asset value, end of period (x)	$12.82	$11.88	$10.76	$10.92
Total return (%) (r)(s)(t)(x)	9.24	12.05	(0.34)	10.04	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.21	1.56	1.94	6.14	(a)
Expenses after expense reductions (f)	1.18	1.24	1.26	1.32	(a)
Net investment income (loss)	1.55	1.44	1.41	1.54	(a)
Portfolio turnover	24	28	61	28	(n)
Net assets at end of period (000 omitted)	$151	$56	$110	$110

See Notes to Financial Statements

24

Financial Highlights – continued

Class R4	Year ended
	8/31/17	8/31/16	8/31/15	8/31/14 (c)
Net asset value, beginning of period	$11.87	$10.76	$10.93	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.21	$0.19	$0.19	$0.14
Net realized and unrealized gain (loss)	0.92	1.12	(0.20)	0.89
Total from investment operations	$1.13	$1.31	$(0.01)	$1.03
Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.20)	$(0.14)	$(0.10)
From net realized gain	—	—	(0.02)	—
Total distributions declared to shareholders	$(0.18)	$(0.20)	$(0.16)	$(0.10)
Net asset value, end of period (x)	$12.82	$11.87	$10.76	$10.93
Total return (%) (r)(s)(t)(x)	9.58	12.32	(0.18)	10.29	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.98	1.31	1.69	5.89	(a)
Expenses after expense reductions (f)	0.96	0.99	1.02	1.07	(a)
Net investment income (loss)	1.74	1.69	1.66	1.79	(a)
Portfolio turnover	24	28	61	28	(n)
Net assets at end of period (000 omitted)	$62	$56	$110	$110

Class R6	Year ended
	8/31/17	8/31/16	8/31/15	8/31/14 (c)
Net asset value, beginning of period	$11.86	$10.76	$10.92	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.21	$0.20	$0.20	$0.14
Net realized and unrealized gain (loss)	0.92	1.11	(0.20)	0.88
Total from investment operations	$1.13	$1.31	$0.00	$1.02
Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.21)	$(0.14)	$(0.10)
From net realized gain	—	—	(0.02)	—
Total distributions declared to shareholders	$(0.18)	$(0.21)	$(0.16)	$(0.10)
Net asset value, end of period (x)	$12.81	$11.86	$10.76	$10.92
Total return (%) (r)(s)(t)(x)	9.63	12.37	(0.09)	10.21	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.94	1.21	1.63	5.88	(a)
Expenses after expense reductions (f)	0.92	0.93	0.97	1.06	(a)
Net investment income (loss)	1.77	1.76	1.790	1.80	(a)
Portfolio turnover	24	28	61	28	(n)
Net assets at end of period (000 omitted)	$68,569	$45,799	$27,802	$5,966
See Notes to Financial Statements

25

Financial Highlights – continued

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, December 5, 2013, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

26

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Low Volatility Global Equity Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. The fund has adopted the Rule’s Regulation S-X amendments and believes that the fund’s financial statements are in compliance with those amendments.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet

27

Notes to Financial Statements – continued

offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from

28

Notes to Financial Statements – continued

quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2017 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$87,538,662	$—	$—	$87,538,662
Japan	19,632,871	—	—	19,632,871
Canada	11,951,866	2,085,261	—	14,037,127
Switzerland	12,865,591	—	—	12,865,591
Hong Kong	7,784,053	—	—	7,784,053
Taiwan	6,237,726	—	—	6,237,726
United Kingdom	5,981,615	—	—	5,981,615
Germany	4,723,305	—	—	4,723,305
New Zealand	4,283,782	—	—	4,283,782
Other Countries	15,298,167	3,044,830	—	18,342,997
Mutual Funds	1,955,613	—	—	1,955,613
Total	$178,253,252	$5,130,091	$—	$183,383,343

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities

29

Notes to Financial Statements – continued

of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At August 31, 2017, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code,

30

Notes to Financial Statements – continued

and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to passive foreign investment companies and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 8/31/17	Year ended 8/31/16
Ordinary income (including any short-term capital gains)	$1,436,284	$882,213

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/17
Cost of investments	$168,181,065
Gross appreciation	17,010,644
Gross depreciation	(1,808,366)
Net unrealized appreciation (depreciation)	$15,202,278
Undistributed ordinary income	952,058
Capital loss carryforwards	(1,191,654)
Other temporary differences	(55,128)

31

Notes to Financial Statements – continued

As of August 31, 2017, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(970,650)
Long-Term	(221,004)
Total	$(1,191,654)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 8/31/17	Year ended 8/31/16
Class A	$102,130	$82,410
Class B	1,407	3,365
Class C	10,810	6,103
Class I	588,856	84,191
Class R1	288	279
Class R2	665	699
Class R3	901	763
Class R4	834	928
Class R6	730,393	703,475
Total	$1,436,284	$882,213

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

	Effective Commencement of Period	Effective 8/01/17
First $1 billion of average daily net assets	0.65%	0.55%
Next $1.5 billion of average daily net assets	0.60%	0.525%
Average daily net assets in excess of $2.5 billion	0.55%	0.50%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended August 31, 2017, this management fee reduction amounted to $8,237, which is included in the reduction of total expenses in

32

Notes to Financial Statements – continued

the Statement of Operations. The management fee incurred for the year ended August 31, 2017 was equivalent to an annual effective rate of 0.63% of the fund’s average daily net assets.

The investment adviser had agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses did not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R6
1.24%	1.99%	1.99%	0.99%	1.99%	1.49%	1.24%	0.99%	0.95%

This written agreement terminated on July 31, 2017. For the period September 1, 2016 through July 31, 2017, this reduction amounted to $93, which is included in the reduction of total expenses in the Statement of Operations. Effective August 1, 2017, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R6
0.99%	1.74%	1.74%	0.74%	1.74%	1.24%	0.99%	0.74%	0.68%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2018. For the period August 1, 2017 through August 31, 2017, this reduction amounted to $21,697, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $9,516 for the year ended August 31, 2017, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

33

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.21%	$20,311
Class B	0.75%	0.25%	1.00%	1.00%	3,058
Class C	0.75%	0.25%	1.00%	1.00%	18,903
Class R1	0.75%	0.25%	1.00%	1.00%	584
Class R2	0.25%	0.25%	0.50%	0.50%	342
Class R3	—	0.25%	0.25%	0.25%	191
Total Distribution and Service Fees					$43,389

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2017 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended August 31, 2017, this rebate amounted to $3,495 and $4 for Class A and Class B, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2017, were as follows:

Amount
Class A	$4
Class B	1,798
Class C	1,109

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2017, the fee was $6,416, which equated to 0.0060% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended August 31, 2017, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $21,522.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these

34

Notes to Financial Statements – continued

services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2017 was equivalent to an annual effective rate of 0.0249% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended August 31, 2017, the fee paid by the fund under this agreement was $180 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

On September 9, 2015, MFS redeemed 10,205, 5,442, 5,439, 10,229, 5,436, 5,504, 5,545, 5,584, and 52,729 shares of Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, Class R4, and Class R6 (formerly Class R5), respectively, for an aggregate amount of $1,123,336. On March 16, 2017, MFS purchased 2,133 shares of Class I for an aggregate amount of $25,873. On March 21, 2017, MFS purchased 412 shares of Class I for an aggregate amount of $4,989. On August 15, 2017, MFS redeemed 4,746 shares of Class C for an aggregate amount of $59,987.

At August 31, 2017, MFS held approximately 89%, 100%, and 100% of the outstanding shares of Class R1, Class R2, and Class R4, respectively.

(4) Portfolio Securities

For the year ended August 31, 2017, purchases and sales of investments other than short-term obligations, aggregated $132,037,629 and $24,930,321, respectively.

35

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/17		Year ended 8/31/16
	Shares	Amount	Shares	Amount
Shares sold
Class A	235,619	$2,835,638	352,011	$3,943,532
Class B	6,560	79,744	12,746	140,632
Class C	76,350	907,914	102,284	1,183,608
Class I	7,672,302	93,687,604	755,196	8,502,164
Class R1	586	7,429	—	—
Class R2	181	2,100	1,057	12,124
Class R3	6,957	86,940	—	—
Class R6	2,104,117	26,035,765	1,420,824	15,709,877
	10,102,672	$123,643,134	2,644,118	$29,491,937

Shares issued to shareholders in reinvestment of distributions
Class A	8,445	$102,071	7,402	$82,410
Class B	116	1,407	310	3,365
Class C	893	10,751	545	6,065
Class I	41,894	518,156	7,364	82,896
Class R1	24	288	25	279
Class R2	55	665	63	699
Class R3	74	901	69	763
Class R4	69	834	84	928
Class R6	58,559	706,049	61,837	682,663
	110,129	$1,341,122	77,699	$860,068

Shares reacquired
Class A	(154,676)	$(1,860,946)	(100,064)	$(1,122,184)
Class B	(8,107)	(95,574)	(25,828)	(281,688)
Class C	(57,812)	(703,973)	(13,294)	(142,347)
Class I	(971,256)	(11,953,174)	(112,934)	(1,224,321)
Class R1	(1)	(10)	(5,436)	(57,295)
Class R2	(1,538)	(18,712)	(5,504)	(58,232)
Class R3	(3)	(36)	(5,545)	(58,721)
Class R4	—	—	(5,584)	(59,190)
Class R6	(670,323)	(8,400,532)	(204,768)	(2,272,316)
	(1,863,716)	$(23,032,957)	(478,957)	$(5,276,294)

36

Notes to Financial Statements – continued

	Year ended 8/31/17		Year ended 8/31/16
	Shares	Amount	Shares	Amount
Net change
Class A	89,388	$1,076,763	259,349	$2,903,758
Class B	(1,431)	(14,423)	(12,772)	(137,691)
Class C	19,431	214,692	89,535	1,047,326
Class I	6,742,940	82,252,586	649,626	7,360,739
Class R1	609	7,707	(5,411)	(57,016)
Class R2	(1,302)	(15,947)	(4,384)	(45,409)
Class R3	7,028	87,805	(5,476)	(57,958)
Class R4	69	834	(5,500)	(58,262)
Class R6	1,492,353	18,341,282	1,277,893	14,120,224
	8,349,085	$101,951,299	2,242,860	$25,075,711

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended August 31, 2017, the fund’s commitment fee and interest expense were $622 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Affiliated Issuer		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		1,086,952	99,208,841	(98,340,180)	1,955,613

Affiliated Issuer	Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$2,704	$7	$—	$13,298	$1,955,613

37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust I and the Shareholders of MFS Low Volatility Global Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Low Volatility Global Equity Fund (one of the series of MFS Series Trust I) (the “Fund”) as of August 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Low Volatility Global Equity Fund as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

October 17, 2017

38

RESULTS OF SHAREHOLDER MEETING

(unaudited)

At a special meeting of shareholders of MFS Series Trust I, which was held on March 23, 2017, the following action was taken:

Item 1: To elect the following individuals as Trustees:

	Number of Dollars
Nominee	For	Withheld Authority
Steven E. Buller	40,448,016,134.453	372,137,248.376
John A. Caroselli	40,455,058,441.389	365,094,941.560
Maureen R. Goldfarb	40,458,621,672.449	361,531,746.940
David H. Gunning	40,369,558,961.219	450,594,312.051
Michael Hegarty	40,379,783,468.714	440,369,950.676
John P. Kavanaugh	40,453,732,784.104	366,420,708.405
Robert J. Manning	40,424,010,964.586	396,142,308.684
Clarence Otis, Jr.	40,441,919,324.712	378,234,043.007
Maryanne L. Roepke	40,471,040,575.143	349,112,917.026
Robin A. Stelmach	40,459,908,730.475	360,244,615.574
Laurie J. Thomsen	40,426,270,790.416	393,882,628.973

39

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2017, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 53)	Trustee	February 2004	136	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 56)	Trustee	January 2014	136	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 75)	Trustee and Chair of Trustees	January 2004	136	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman (until 2013)

40

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Steven E. Buller (age 66)	Trustee	February 2014	136	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
John A. Caroselli (age 63)	Trustee	March 2017	136	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 62)	Trustee	January 2009	136	Private investor	N/A
Michael Hegarty (age 72)	Trustee	December 2004	136	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 62)	Trustee and Vice Chair of Trustees	January 2009	136	Private investor	N/A
Clarence Otis, Jr. (age 61)	Trustee	March 2017	136	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

41

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Maryanne L. Roepke (age 61)	Trustee	May 2014	136	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 60)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kino Clark (k) (age 49)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 50)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)
Thomas H. Connors (k) (age 58)	Assistant Secretary and Assistant Clerk	September 2012	136	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)

42

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Ethan D. Corey (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (age 49)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 50)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)
Brian E. Langenfeld (k) (age 44)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Susan A. Pereira (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Kasey L. Phillips (k) (age 46)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)
Matthew A. Stowe (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Frank L. Tarantino (age 73)	Independent Senior Officer	June 2004	136	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2007	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

43

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Martin J. Wolin (k) (age 50)	Chief Compliance Officer	July 2015	136	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)
James O. Yost (k) (age 57)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kavanaugh and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

44

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Jim Fallon
Matt Krummell
Jonathan Sage
Jed Stocks

45

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2017 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2016 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory,

46

Board Review of Investment Advisory Agreement – continued

administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds for various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2016, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 4th quintile for the one-year period ended December 31, 2016 relative to the Lipper performance universe. The Fund commenced operations on December 5, 2013; therefore no performance data for the five-year period was available. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s

47

Board Review of Investment Advisory Agreement – continued

last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median. The Trustees also noted that MFS has agreed to further reduce such expense limitation for the Fund effective August 1, 2017, which may not be changed without the Trustees’ approval.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. They also noted that MFS has agreed to amend its contractual advisory fee rate schedule to further reduce the Fund’s advisory fee rate on assets over these breakpoints effective August 1, 2017. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

48

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2017.

49

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Mutual Funds” and then choose the fund’s name in the “Select a fund” menu.

50

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2017 income tax forms in January 2018. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

For corporate shareholders, 44.90% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

Income derived from foreign sources was $1,933,501. The fund intends to pass through foreign tax credits of $154,755 for the fiscal year.

51

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

52

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

53

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OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

August 31, 2017

MFS® LOW VOLATILITY EQUITY FUND

LVU-ANN

MFS® LOW VOLATILITY EQUITY FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Despite policy uncertainty accompanying a new presidential administration in the United States and unease over ongoing Brexit negotiations, most markets have proved resilient. U.S. share prices have reached new highs in recent months although the U.S. Federal Reserve has continued to gradually hike interest rates. However, rates in most developed markets remain very low, with major non-U.S. central banks just beginning to contemplate curbing accommodative monetary policies.

Globally, we’ve experienced a year-long synchronized upturn in economic growth. Despite better growth, there are few immediate signs of worrisome inflation amid muted wage gains around the world. Europe has benefited from diminishing event risks as populist challengers fell short of upsetting establishment candidates in both the Dutch and French elections. Emerging market economies have been boosted in part by a weaker U.S. dollar and are recovering despite lingering concerns over the potential for restrictive U.S. trade policies that could hamper global trade growth. Looking ahead, markets will have to contend with issues involving geopolitical hot spots on the Korean peninsula and in the Middle East.

At MFS®, we believe time is an asset. A patient, long-term approach to investing can have a powerful impact on decision making and outcomes. Time arbitrage, as we call it, comes down to having the conviction and discipline to allow enough time for good investment ideas to play out. In our view, such an approach, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

October 17, 2017

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Facebook, Inc., “A”	2.7%
Amdocs Ltd.	2.7%
PepsiCo, Inc.	2.6%
Waste Connections, Inc.	2.5%
McDonald’s Corp.	2.4%
Johnson & Johnson	2.3%
Starwood Property Trust, Inc., REIT	2.2%
Alphabet, Inc., “A”	2.1%
Eli Lilly & Co.	1.9%
Costco Wholesale Corp.	1.9%

Equity sectors
Financial Services	21.1%
Health Care	17.9%
Consumer Staples	11.9%
Technology	10.7%
Utilities & Communications	9.5%
Industrial Goods & Services	8.1%
Leisure	6.3%
Retailing	4.4%
Special Products & Services	4.2%
Energy	3.0%
Basic Materials	1.5%
Autos & Housing	0.6%

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of August 31, 2017.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2017, Class A shares of the MFS Low Volatility Equity Fund (“fund”) provided a total return of 11.18%, at net asset value. This compares with a return of 16.23% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (S&P 500 Index).

Market Environment

For the first time in many years, the global economy is experiencing a period of synchronized economic growth. The rebound in emerging markets (“EM”) economies has been more pronounced (despite the deceleration in Chinese growth at the end of the period), helped by larger economies such as Brazil and Russia emerging from recessions. At the same time, developed markets (“DM”) economies continued to grow at or above potential. Market confidence increased in the US after the presidential elections in November in anticipation of lower taxes, a lighter regulatory burden and increased infrastructure spending, boosting US equities and corporate bond performance. Though hopes have largely faded for pro-growth US policies, market confidence persists. Globally, markets benefited from a reflation trade during the first half of the period as commodity prices strengthened, activity and growth prospects improved, and inflation moved higher, though within moderate bounds. While this bump in global inflation faded in the second half of the period as commodity prices, particularly oil, leveled off or declined, global growth remained relatively resilient. As a result, there have been more tightening signals and actions by DM central banks. The US Federal Reserve increased interest rates by 25 basis points during the second half of the period, bringing the total number of quarter-percent hikes in the federal funds rate to four since December 2015. The European Central Bank appears set to announce tapering of quantitative easing in the fall of 2017. The Bank of England may also begin reducing monetary accommodation. Markets have been comforted, along with central banks, by the decline in fears of a populist surge in Europe after establishment candidates won the Dutch and French elections. European growth has reflected the calmer political economic backdrop.

In recent months, the US dollar reversed the sharp rise seen early in the period, easing what had been a substantial headwind to earnings for multinationals. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. Demand for autos reached near-record territory in the first half of the period before tapering off at the end of the period, while the housing market continued its recovery amid relatively low mortgage rates and tight inventories. Global trade, which was sluggish early in the period, showed signs of improvement in the period’s second half, a positive indicator of global economic activity and prospects. Early in the period, the US election resulted in a sell-off in EM assets due to fears that President Trump would follow through on various campaign threats and promises that were judged to be detrimental to EM. While President Trump withdrew the US from the Trans-Pacific Partnership and began the renegotiation of the North American Free Trade Agreement, significant additional

3

Management Review – continued

policy action has so far been lacking on economic issues involving EM. As a result, emerging markets resumed their upward trajectory, powered by strong inflows throughout the first half of 2017.

Detractors from Performance

The fund’s underweight position and security selection in the technology sector detracted from performance relative to the S&P 500 Index. Within this sector, an underweight position in computer and personal electronics maker Apple, and not holding shares of both software giant Microsoft and computer graphics processors maker NVIDIA, hurt relative results. Shares of Apple advanced during the reporting period on the back of better-than-expected earnings results and anticipation of the release of new iPhone models this fall.

Weak stock selection within both the leisure and financial services sectors further hindered relative returns. Within the leisure sector, holding shares of poor-performing casual dining restaurant company Brinker International (b)(h) dampened relative performance as weak traffic trends and a tough competitive environment limited growth. Within the financial services sector, not holding shares of banking giant Bank of America diminished relative results. Shares of Bank of America advanced during the reporting period, benefiting from President Donald Trump’s election victory and interest rate increases by the US Federal Reserve.

The fund’s overweight position and, to a lesser extent, stock selection in the consumer staples sector also weakened relative results. Within this sector, overweight positions in global food company General Mills and tobacco company Altria Group weighed on relative performance. Shares of General Mills declined as strong expense management was not enough to offset weakness in sales volumes.

Elsewhere, overweight positions in automotive replacement parts distributor AutoZone (h) and oilfield services company Schlumberger, along with not holding shares of aerospace company Boeing, weakened relative results.

Contributors to Performance

Strong security selection in both the utilities & communications and industrial goods & services sectors benefited relative returns during the reporting period. Within the utilities & communications sector, avoiding shares of poor-performing telecommunications company AT&T helped relative results. Shares of AT&T trended lower as the acquisition of Time Warner and competitive pricing pressures appeared to have weighed on investor sentiment. Within the industrial goods & services sector, not owning shares of diversified industrial conglomerate General Electric, and holding shares of waste services company Waste Connections (b) (Canada), lifted relative performance. Shares of Waste Connections advanced on strong growth that was aided by a series of strategic acquisitions. Overweighting shares of non-hazardous waste solutions firm Republic Services also helped relative results.

Stocks in other sectors that supported relative results included overweight positions in financial services firm M&T Bank Corporation, fast-food giant McDonald’s, alcoholic

4

Management Review – continued

beverages company Constellation Brands, insurance services firm Everest Reinsurance and social networking service provider Facebook. Not holding shares of wireless communications software company QUALCOMM also benefited relative performance.

Respectfully,

Portfolio Manager(s)

Jim Fallon, Matt Krummell, Jonathan Sage, and Jed Stocks

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 8/31/17

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

6

Performance Summary – continued

Total Returns through 8/31/17

Average annual without sales charge

Share Class	Class Inception Date	1-yr	Life (t)
A	12/05/13	11.18%	10.35%
B	12/05/13	10.36%	9.51%
C	12/05/13	10.36%	9.52%
I	12/05/13	11.44%	10.60%
R1	12/05/13	10.33%	9.52%
R2	12/05/13	10.93%	10.08%
R3	12/05/13	11.22%	10.34%
R4	12/05/13	11.42%	10.60%
R6	12/05/13	11.61%	10.69%
Comparative benchmark(s)
Standard & Poor’s 500 Stock Index (f)		16.23%	11.27%
Average annual with sales charge
A With Initial Sales Charge (5.75%)		4.79%	8.62%
B With CDSC (Declining over six years from 4% to 0%) (v)		6.36%	8.88%
C With CDSC (1% for 12 months) (v)		9.36%	9.52%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

7

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2017 through August 31, 2017

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2017 through August 31, 2017.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/17	Ending Account Value 8/31/17	Expenses Paid During Period (p) 3/01/17-8/31/17
A	Actual	1.14%	$1,000.00	$1,045.41	$5.88
	Hypothetical (h)	1.14%	$1,000.00	$1,019.46	$5.80
B	Actual	1.90%	$1,000.00	$1,041.70	$9.78
	Hypothetical (h)	1.90%	$1,000.00	$1,015.63	$9.65
C	Actual	1.90%	$1,000.00	$1,041.30	$9.78
	Hypothetical (h)	1.90%	$1,000.00	$1,015.63	$9.65
I	Actual	0.90%	$1,000.00	$1,046.57	$4.64
	Hypothetical (h)	0.90%	$1,000.00	$1,020.67	$4.58
R1	Actual	1.89%	$1,000.00	$1,041.57	$9.73
	Hypothetical (h)	1.89%	$1,000.00	$1,015.68	$9.60
R2	Actual	1.39%	$1,000.00	$1,043.90	$7.16
	Hypothetical (h)	1.39%	$1,000.00	$1,018.20	$7.07
R3	Actual	1.15%	$1,000.00	$1,045.18	$5.93
	Hypothetical (h)	1.15%	$1,000.00	$1,019.41	$5.85
R4	Actual	0.90%	$1,000.00	$1,046.46	$4.64
	Hypothetical (h)	0.90%	$1,000.00	$1,020.67	$4.58
R6	Actual	0.75%	$1,000.00	$1,047.71	$3.87
	Hypothetical (h)	0.75%	$1,000.00	$1,021.42	$3.82

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class A shares, this rebate reduced the expense ratio above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

Changes to the fund’s fee arrangements occurred during the six month period. Had these fee changes been in effect throughout the entire six month period, the annualized expense ratios, the actual expenses paid during the period, and the hypothetical expenses paid during the period would have been approximately 0.88%, $4.54, and $4.48 for Class A, 1.64%, $8.44, and $8.34 for Class B, 1.64%, $8.44, and $8.34 for Class C, 0.64%, $3.30, and $3.26 for Class I, 1.64%, $8.44, and $8.34 for Class R1, 1.14%, $5.87, and $5.80 for Class R2, 0.89%, $4.59, and $4.53 for Class R3, 0.64%, $3.30, and $3.26 for Class R4, and 0.55%, $2.84, and $2.80 for Class R6, respectively. For further information about the fund’s fee arrangements and changes to those fee arrangements, please see Note 3 in the Notes to Financial Statements.

10

PORTFOLIO OF INVESTMENTS

8/31/17

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 99.2%
Issuer	Shares/Par	Value ($)
Aerospace - 4.5%
General Dynamics Corp.	2,439	$491,093
Honeywell International, Inc.	5,638	779,566
Lockheed Martin Corp.	2,592	791,571
Northrop Grumman Corp.	3,944	1,073,596
United Technologies Corp.	4,579	548,198

		$3,684,024
Alcoholic Beverages - 1.3%
Constellation Brands, Inc., “A”	5,467	$1,093,947

Brokerage & Asset Managers - 1.2%
CME Group, Inc.	8,072	$1,015,458

Business Services - 2.7%
Amdocs Ltd.	34,056	$2,206,488

Cable TV - 0.8%
Comcast Corp., “A”	15,972	$648,623

Computer Software - 2.0%
Blackbaud, Inc.	3,926	$331,394
Intuit, Inc.	6,700	947,715
Oracle Corp.	6,982	351,404

		$1,630,513
Computer Software - Systems - 0.9%
Apple, Inc.	4,663	$764,732

Construction - 0.6%
Toll Brothers, Inc.	11,887	$463,118

Consumer Products - 1.9%
Colgate-Palmolive Co.	5,665	$405,840
Procter & Gamble Co.	13,073	1,206,246

		$1,612,086
Consumer Services - 1.5%
Bright Horizons Family Solutions, Inc. (a)	15,963	$1,275,923

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Electronics - 1.2%
Texas Instruments, Inc.	11,843	$980,837

Energy - Independent - 0.6%
Occidental Petroleum Corp.	8,623	$514,793

Energy - Integrated - 0.7%
Exxon Mobil Corp.	7,876	$601,175

Entertainment - 0.7%
Madison Square Garden Co., “A” (a)	2,755	$585,465

Food & Beverages - 5.6%
Coca-Cola Co.	7,986	$363,762
Dr Pepper Snapple Group, Inc.	4,022	366,203
General Mills, Inc.	18,108	964,432
Mondelez International, Inc.	8,467	344,268
PepsiCo, Inc.	18,249	2,111,957
Pinnacle Foods, Inc.	8,170	484,563

		$4,635,185
Gaming & Lodging - 1.2%
Carnival Corp.	14,907	$1,035,738

General Merchandise - 3.8%
Costco Wholesale Corp.	10,031	$1,572,259
Wal-Mart Stores, Inc.	19,778	1,544,068

		$3,116,327
Health Maintenance Organizations - 1.9%
Aetna, Inc.	3,367	$530,976
UnitedHealth Group, Inc.	5,121	1,018,567

		$1,549,543
Insurance - 8.2%
Aon PLC	2,719	$378,397
Chubb Ltd.	4,611	652,088
Everest Re Group Ltd.	5,896	1,488,622
Hartford Financial Services Group, Inc.	17,743	959,364
Loews Corp.	23,269	1,083,870
Markel Corp. (a)	1,097	1,154,033
MetLife, Inc.	10,779	504,781
Travelers Cos., Inc.	4,575	554,398

		$6,775,553

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Internet - 4.8%
Alphabet, Inc., “A” (a)	1,844	$1,761,462
Facebook, Inc., “A” (a)	12,938	2,224,948

		$3,986,410
Major Banks - 0.6%
PNC Financial Services Group, Inc.	3,850	$482,828

Medical & Health Technology & Services - 1.7%
Healthcare Services Group, Inc.	12,830	$656,896
Henry Schein, Inc. (a)	4,507	782,776

		$1,439,672
Medical Equipment - 7.4%
Abbott Laboratories	21,913	$1,116,248
Becton, Dickinson and Co.	2,022	403,268
Cooper Cos., Inc.	3,056	766,536
Danaher Corp.	9,511	793,408
Medtronic PLC	14,701	1,185,195
Steris PLC	11,863	1,033,979
Stryker Corp.	2,662	376,327
Zimmer Biomet Holdings, Inc.	3,649	416,971

		$6,091,932
Network & Telecom - 1.8%
Cisco Systems, Inc.	34,186	$1,101,131
Motorola Solutions, Inc.	4,488	395,483

		$1,496,614
Oil Services - 1.6%
Schlumberger Ltd.	20,810	$1,321,643

Other Banks & Diversified Financials - 3.9%
Citigroup, Inc.	13,379	$910,173
M&T Bank Corp.	4,412	652,358
Mastercard, Inc., “A”	5,347	712,755
U.S. Bancorp	9,596	491,795
Visa, Inc., “A”	4,176	432,300

		$3,199,381
Pharmaceuticals - 6.9%
Eli Lilly & Co.	19,792	$1,608,892
Johnson & Johnson	14,617	1,934,852
Merck & Co., Inc.	21,982	1,403,770
Pfizer, Inc.	12,228	414,774

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Pharmaceuticals - continued
Zoetis, Inc.	5,570	$349,239

		$5,711,527
Pollution Control - 3.7%
Republic Services, Inc.	15,412	$1,005,479
Waste Connections, Inc.	30,555	2,037,713

		$3,043,192
Real Estate - 7.3%
AvalonBay Communities, Inc., REIT	6,278	$1,178,569
Equity Lifestyle Properties, Inc., REIT	7,268	647,942
Mid-America Apartment Communities, Inc., REIT	6,313	672,082
Public Storage, Inc., REIT	4,567	937,788
Starwood Property Trust, Inc., REIT	81,511	1,810,359
Store Capital Corp., REIT	13,913	353,112
Sun Communities, Inc., REIT	4,561	411,904

		$6,011,756
Restaurants - 3.6%
Aramark	8,283	$337,035
McDonald’s Corp.	12,627	2,019,941
Starbucks Corp.	10,848	595,122

		$2,952,098
Specialty Chemicals - 1.5%
Ecolab, Inc.	6,823	$909,506
Praxair, Inc.	2,620	344,635

		$1,254,141
Specialty Stores - 0.6%
Home Depot, Inc.	3,489	$522,896

Telecommunications - Wireless - 0.5%
SBA Communications Corp., REIT (a)	2,652	$407,215

Telephone Services - 0.8%
Verizon Communications, Inc.	14,122	$677,432

Tobacco - 3.0%
Altria Group, Inc.	24,723	$1,567,438
Philip Morris International, Inc.	7,736	904,571

		$2,472,009

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Utilities - Electric Power - 8.2%
Alliant Energy Corp.	20,007	$855,099
American Electric Power Co., Inc.	6,777	498,991
Consolidated Edison, Inc.	3,750	316,013
Dominion Energy, Inc.	6,141	483,727
DTE Energy Co.	8,473	951,687
Duke Energy Corp.	11,704	1,021,759
Exelon Corp.	10,779	408,201
NextEra Energy, Inc.	6,712	1,010,223
Pinnacle West Capital Corp.	4,022	361,859
WEC Energy Group, Inc.	6,093	397,385
Xcel Energy, Inc.	10,090	499,455

		$6,804,399
Total Common Stocks (Identified Cost, $70,837,335)		$82,064,673

Investment Companies (h) - 0.8%
Money Market Funds - 0.8%
MFS Institutional Money Market Portfolio, 1.11% (v) (Identified Cost, $631,939)	631,939	$631,939

Other Assets, Less Liabilities - 0.0%		3,454
Net Assets - 100.0%		$82,700,066

(a)	Non-income producing security.
(h)	An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $631,939 and $82,064,673, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

15

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/17

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $70,837,335)	$82,064,673
Investments in affiliated issuers, at value (identified cost, $631,939)	631,939
Receivables for
Fund shares sold	225,577
Dividends	154,698
Receivable from investment adviser	21,671
Other assets	137
Total assets	$83,098,695
Liabilities
Payables for
Investments purchased	$81,334
Fund shares reacquired	230,135
Payable to affiliates
Shareholder servicing costs	16,086
Distribution and service fees	718
Payable for independent Trustees’ compensation	11
Accrued expenses and other liabilities	70,345
Total liabilities	$398,629
Net assets	$82,700,066
Net assets consist of
Paid-in capital	$71,522,580
Unrealized appreciation (depreciation)	11,227,338
Accumulated distributions in excess of net realized gain	(229,609)
Undistributed net investment income	179,757
Net assets	$82,700,066
Shares of beneficial interest outstanding	6,009,665

16

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$39,568,430	2,874,414	$13.77
Class B	2,081,382	151,520	13.74
Class C	12,421,952	906,790	13.70
Class I	21,813,836	1,583,018	13.78
Class R1	107,866	7,834	13.77
Class R2	74,213	5,368	13.83
Class R3	58,873	4,263	13.81
Class R4	58,813	4,265	13.79
Class R6	6,514,701	472,193	13.80

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $14.61 [100 / 94.25 x $13.77]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

17

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/17

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$1,635,575
Dividends from affiliated issuers	6,210
Interest	26
Foreign taxes withheld	(1,558)
Total investment income	$1,640,253
Expenses
Management fee	411,048
Distribution and service fees	217,543
Shareholder servicing costs	82,657
Administrative services fee	20,657
Independent Trustees’ compensation	2,207
Custodian fee	10,667
Shareholder communications	26,440
Audit and tax fees	49,052
Legal fees	1,291
Registration fees	127,717
Miscellaneous	16,472
Total expenses	$965,751
Reduction of expenses by investment adviser and distributor	(112,776)
Net expenses	$852,975
Net investment income (loss)	$787,278
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$344,007
Affiliated issuers	(9)
Net realized gain (loss)	$343,998
Change in unrealized appreciation (depreciation) on unaffiliated issuers	6,210,716
Net realized and unrealized gain (loss)	$6,554,714
Change in net assets from operations	$7,341,992

See Notes to Financial Statements

18

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	8/31/17	8/31/16
Change in net assets
From operations
Net investment income (loss)	$787,278	$424,103
Net realized gain (loss)	343,998	(287,502)
Net unrealized gain (loss)	6,210,716	5,042,099
Change in net assets from operations	$7,341,992	$5,178,700
Distributions declared to shareholders
From net investment income	$(761,769)	$(300,213)
From net realized gain on investments	(134,785)	(135,911)
Total distributions declared to shareholders	$(896,554)	$(436,124)
Change in net assets from fund share transactions	$16,852,555	$38,103,303
Total change in net assets	$23,297,993	$42,845,879
Net assets
At beginning of period	59,402,073	16,556,194
At end of period (including undistributed net investment income of $179,757 and $154,248, respectively)	$82,700,066	$59,402,073

See Notes to Financial Statements

19

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended
	8/31/17	8/31/16	8/31/15	8/31/14 (c)
Net asset value, beginning of period	$12.56	$11.12	$10.82	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.16	$0.15	$0.14	$0.11
Net realized and unrealized gain (loss)	1.23	1.49	0.30 (g)	0.77
Total from investment operations	$1.39	$1.64	$0.44	$0.88
Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.11)	$(0.13)	$(0.06)
From net realized gain	(0.03)	(0.09)	(0.01)	—
Total distributions declared to shareholders	$(0.18)	$(0.20)	$(0.14)	$(0.06)
Net asset value, end of period (x)	$13.77	$12.56	$11.12	$10.82
Total return (%) (r)(s)(t)(x)	11.18	14.87	4.01	8.82	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.33	1.65	2.72	4.45	(a)
Expenses after expense reductions (f)	1.16	1.19	1.18	1.15	(a)
Net investment income (loss)	1.19	1.25	1.22	1.40	(a)
Portfolio turnover	36	38	33	30	(n)
Net assets at end of period (000 omitted)	$39,568	$29,508	$11,267	$1,154

See Notes to Financial Statements

20

Financial Highlights – continued

Class B	Year ended
	8/31/17	8/31/16	8/31/15	8/31/14 (c)
Net asset value, beginning of period	$12.53	$11.10	$10.81	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.06	$0.06	$0.05	$0.04
Net realized and unrealized gain (loss)	1.23	1.48	0.30 (g)	0.78
Total from investment operations	$1.29	$1.54	$0.35	$0.82
Less distributions declared to shareholders
From net investment income	$(0.05)	$(0.02)	$(0.05)	$(0.01)
From net realized gain	(0.03)	(0.09)	(0.01)	—
Total distributions declared to shareholders	$(0.08)	$(0.11)	$(0.06)	$(0.01)
Net asset value, end of period (x)	$13.74	$12.53	$11.10	$10.81
Total return (%) (r)(s)(t)(x)	10.36	13.96	3.20	8.23	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.08	2.42	3.79	5.75	(a)
Expenses after expense reductions (f)	1.92	1.95	1.95	1.93	(a)
Net investment income (loss)	0.43	0.49	0.43	0.46	(a)
Portfolio turnover	36	38	33	30	(n)
Net assets at end of period (000 omitted)	$2,081	$1,885	$717	$170

Class C	Year ended
	8/31/17	8/31/16	8/31/15	8/31/14 (c)
Net asset value, beginning of period	$12.50	$11.09	$10.80	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.06	$0.06	$0.05	$0.04
Net realized and unrealized gain (loss)	1.23	1.48	0.30 (g)	0.79
Total from investment operations	$1.29	$1.54	$0.35	$0.83
Less distributions declared to shareholders
From net investment income	$(0.06)	$(0.04)	$(0.05)	$(0.03)
From net realized gain	(0.03)	(0.09)	(0.01)	—
Total distributions declared to shareholders	$(0.09)	$(0.13)	$(0.06)	$(0.03)
Net asset value, end of period (x)	$13.70	$12.50	$11.09	$10.80
Total return (%) (r)(s)(t)(x)	10.36	13.91	3.23	8.27	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.08	2.31	3.73	5.39	(a)
Expenses after expense reductions (f)	1.92	1.95	1.95	1.93	(a)
Net investment income (loss)	0.43	0.48	0.43	0.48	(a)
Portfolio turnover	36	38	33	30	(n)
Net assets at end of period (000 omitted)	$12,422	$9,977	$1,564	$421

See Notes to Financial Statements

21

Financial Highlights – continued

Class I	Year ended
	8/31/17	8/31/16	8/31/15	8/31/14 (c)
Net asset value, beginning of period	$12.57	$11.14	$10.84	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.19	$0.18	$0.16	$0.11
Net realized and unrealized gain (loss)	1.23	1.48	0.30 (g)	0.80
Total from investment operations	$1.42	$1.66	$0.46	$0.91
Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.14)	$(0.15)	$(0.07)
From net realized gain	(0.03)	(0.09)	(0.01)	—
Total distributions declared to shareholders	$(0.21)	$(0.23)	$(0.16)	$(0.07)
Net asset value, end of period (x)	$13.78	$12.57	$11.14	$10.84
Total return (%) (r)(s)(t)(x)	11.44	15.05	4.20	9.09	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.07	1.20	2.53	4.72	(a)
Expenses after expense reductions (f)	0.92	0.95	0.95	0.93	(a)
Net investment income (loss)	1.47	1.51	1.36	1.43	(a)
Portfolio turnover	36	38	33	30	(n)
Net assets at end of period (000 omitted)	$21,814	$16,123	$964	$177

Class R1	Year ended
	8/31/17	8/31/16	8/31/15	8/31/14 (c)
Net asset value, beginning of period	$12.57	$11.12	$10.82	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.05	$0.06	$0.04	$0.03
Net realized and unrealized gain (loss)	1.24	1.49	0.31 (g)	0.80
Total from investment operations	$1.29	$1.55	$0.35	$0.83
Less distributions declared to shareholders
From net investment income	$(0.06)	$(0.01)	$(0.04)	$(0.01)
From net realized gain	(0.03)	(0.09)	(0.01)	—
Total distributions declared to shareholders	$(0.09)	$(0.10)	$(0.05)	$(0.01)
Net asset value, end of period (x)	$13.77	$12.57	$11.12	$10.82
Total return (%) (r)(s)(t)(x)	10.33	13.96	3.18	8.30	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.07	2.56	4.18	5.92	(a)
Expenses after expense reductions (f)	1.91	1.95	1.95	1.93	(a)
Net investment income (loss)	0.41	0.48	0.39	0.40	(a)
Portfolio turnover	36	38	33	30	(n)
Net assets at end of period (000 omitted)	$108	$57	$112	$108

See Notes to Financial Statements

22

Financial Highlights – continued

Class R2	Year ended
	8/31/17	8/31/16	8/31/15	8/31/14 (c)
Net asset value, beginning of period	$12.61	$11.13	$10.83	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.12	$0.12	$0.10	$0.07
Net realized and unrealized gain (loss)	1.25	1.49	0.30 (g)	0.80
Total from investment operations	$1.37	$1.61	$0.40	$0.87
Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.04)	$(0.09)	$(0.04)
From net realized gain	(0.03)	(0.09)	(0.01)	—
Total distributions declared to shareholders	$(0.15)	$(0.13)	$(0.10)	$(0.04)
Net asset value, end of period (x)	$13.83	$12.61	$11.13	$10.83
Total return (%) (r)(s)(t)(x)	10.93	14.57	3.69	8.69	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.58	2.07	3.68	5.42	(a)
Expenses after expense reductions (f)	1.42	1.45	1.45	1.43	(a)
Net investment income (loss)	0.91	0.98	0.89	0.90	(a)
Portfolio turnover	36	38	33	30	(n)
Net assets at end of period (000 omitted)	$74	$53	$113	$109

Class R3	Year ended
	8/31/17	8/31/16	8/31/15	8/31/14 (c)
Net asset value, beginning of period	$12.59	$11.14	$10.83	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.15	$0.15	$0.13	$0.09
Net realized and unrealized gain (loss)	1.25	1.48	0.31 (g)	0.79
Total from investment operations	$1.40	$1.63	$0.44	$0.88
Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.09)	$(0.12)	$(0.05)
From net realized gain	(0.03)	(0.09)	(0.01)	—
Total distributions declared to shareholders	$(0.18)	$(0.18)	$(0.13)	$(0.05)
Net asset value, end of period (x)	$13.81	$12.59	$11.14	$10.83
Total return (%) (r)(s)(t)(x)	11.22	14.72	4.04	8.84	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.33	1.82	3.43	5.17	(a)
Expenses after expense reductions (f)	1.17	1.20	1.20	1.18	(a)
Net investment income (loss)	1.18	1.23	1.14	1.15	(a)
Portfolio turnover	36	38	33	30	(n)
Net assets at end of period (000 omitted)	$59	$53	$113	$109

See Notes to Financial Statements

23

Financial Highlights – continued

Class R4	Year ended
	8/31/17	8/31/16	8/31/15	8/31/14 (c)
Net asset value, beginning of period	$12.58	$11.14	$10.84	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.19	$0.17	$0.16	$0.11
Net realized and unrealized gain (loss)	1.23	1.49	0.30 (g)	0.80
Total from investment operations	$1.42	$1.66	$0.46	$0.91
Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.13)	$(0.15)	$(0.07)
From net realized gain	(0.03)	(0.09)	(0.01)	—
Total distributions declared to shareholders	$(0.21)	$(0.22)	$(0.16)	$(0.07)
Net asset value, end of period (x)	$13.79	$12.58	$11.14	$10.84
Total return (%) (r)(s)(t)(x)	11.42	15.08	4.20	9.09	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.08	1.57	3.18	4.92	(a)
Expenses after expense reductions (f)	0.92	0.95	0.95	0.93	(a)
Net investment income (loss)	1.42	1.48	1.39	1.40	(a)
Portfolio turnover	36	38	33	30	(n)
Net assets at end of period (000 omitted)	$59	$53	$114	$109

Class R6	Year ended
	8/31/17	8/31/16	8/31/15	8/31/14 (c)
Net asset value, beginning of period	$12.58	$11.14	$10.84	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.18	$0.18	$0.16	$0.11
Net realized and unrealized gain (loss)	1.27	1.50	0.30 (g)	0.80
Total from investment operations	$1.45	$1.68	$0.46	$0.91
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.15)	$(0.15)	$(0.07)
From net realized gain	(0.03)	(0.09)	(0.01)	—
Total distributions declared to shareholders	$(0.23)	$(0.24)	$(0.16)	$(0.07)
Net asset value, end of period (x)	$13.80	$12.58	$11.14	$10.84
Total return (%) (r)(s)(t)(x)	11.61	15.21	4.22	9.11	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.97	1.36	3.14	4.90	(a)
Expenses after expense reductions (f)	0.78	0.88	0.91	0.91	(a)
Net investment income (loss)	1.38	1.53	1.43	1.42	(a)
Portfolio turnover	36	38	33	30	(n)
Net assets at end of period (000 omitted)	$6,515	$1,693	$1,593	$1,527
See Notes to Financial Statements

24

Financial Highlights – continued

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, December 5, 2013, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

25

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Low Volatility Equity Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. The fund has adopted the Rule’s Regulation S-X amendments and believes that the fund’s financial statements are in compliance with those amendments.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing

26

Notes to Financial Statements – continued

service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets.

Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other

27

Notes to Financial Statements – continued

significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2017 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$82,064,673	$—	$—	$82,064,673
Mutual Funds	631,939	—	—	631,939
Total	$82,696,612	$—	$—	$82,696,612

For further information regarding security characteristics, see the Portfolio of Investments.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which

28

Notes to Financial Statements – continued

may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 8/31/17	Year ended 8/31/16
Ordinary income (including any short-term capital gains)	$867,018	$349,626
Long-term capital gains	29,536	86,498
Total distributions	$896,554	$436,124

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/17
Cost of investments	$71,700,135
Gross appreciation	11,574,213
Gross depreciation	(577,736)
Net unrealized appreciation (depreciation)	$10,996,477
Undistributed ordinary income	179,757
Undistributed long-term capital gain	91,202
Post-October capital loss deferral	$(89,950)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares

29

Notes to Financial Statements – continued

approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 8/31/17	Year ended 8/31/16	Year ended 8/31/17	Year ended 8/31/16
Class A	$401,351	$179,228	$72,819	$101,634
Class B	8,063	1,944	4,185	6,272
Class C	50,551	13,239	22,638	14,761
Class I	275,528	90,806	31,512	6,456
Class R1	375	32	129	390
Class R2	501	198	119	390
Class R3	638	400	120	390
Class R4	776	605	120	391
Class R6	23,986	13,761	3,143	5,227
Total	$761,769	$300,213	$134,785	$135,911

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

	Effective Commencement of Period	Effective 8/01/17
First $1 billion of average daily net assets	0.60%	0.50%
Next $1.5 billion of average daily net assets	0.55%	0.475%
Average daily net assets in excess of $2.5 billion	0.50%	0.45%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended August 31, 2017, this management fee reduction amounted to $5,301, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2017 was equivalent to an annual effective rate of 0.58% of the fund’s average daily net assets.

The investment adviser had agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses did not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R6
1.20%	1.95%	1.95%	0.95%	1.95%	1.45%	1.20%	0.95%	0.91%

30

Notes to Financial Statements – continued

This written agreement terminated on July 31, 2017. For the period September 1, 2016 through July 31, 2017, this reduction amounted to $80,815, which is included in the reduction of total expenses in the Statement of Operations. Effective August 1, 2017, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R6
0.89%	1.64%	1.64%	0.64%	1.64%	1.14%	0.89%	0.64%	0.57%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2018. For the period August 1, 2017 through August 31, 2017, this reduction amounted to $23,138, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $41,273 for the year ended August 31, 2017, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.24%	$86,240
Class B	0.75%	0.25%	1.00%	1.00%	19,567
Class C	0.75%	0.25%	1.00%	1.00%	110,586
Class R1	0.75%	0.25%	1.00%	1.00%	726
Class R2	0.25%	0.25%	0.50%	0.50%	286
Class R3	—	0.25%	0.25%	0.25%	138
Total Distribution and Service Fees					$217,543

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2017 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended August 31, 2017, this rebate amounted to $3,503 and $19 for Class A and Class B, respectively, and is included in the reduction of total expenses in the Statement of Operations.

31

Notes to Financial Statements – continued

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2017, were as follows:

Amount
Class A	$90
Class B	8,881
Class C	4,512

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2017, the fee was $10,369, which equated to 0.0149% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended August 31, 2017, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $72,288.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2017 was equivalent to an annual effective rate of 0.0296% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended August 31, 2017, the fee paid by the fund under this agreement was $126 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

32

Notes to Financial Statements – continued

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

On September 9, 2015, MFS redeemed 10,176, 5,557, 10,076, 5,716, 5,552, 5,633, 5,676, 5,715, and 129,501 shares of Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, Class R4, and Class R6 (formerly Class R5), respectively, for an aggregate amount of $2,018,148. On June 29, 2016, MFS redeemed 4,546, 4,559, 363, 371, and 379 shares, respectively, of Class B, Class I, Class R2, Class R3, and Class R4, for an aggregate amount of $125,049. On March 16, 2017, MFS purchased 2,545 shares of Class I for an aggregate amount of $33,844. On March 21, 2017, MFS sold 412 shares of Class I for an aggregate amount of $5,438.

At August 31, 2017, MFS held approximately 58%, 79%, 100%, and 100% of the outstanding shares of Class R1, Class R2, Class R3, and Class R4, respectively.

(4) Portfolio Securities

For the year ended August 31, 2017, purchases and sales of investments and short-term obligations, aggregated $42,142,146 and $24,667,271, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/17		Year ended 8/31/16
	Shares	Amount	Shares	Amount
Shares sold
Class A	1,456,499	$18,899,873	2,092,547	$24,894,676
Class B	41,150	534,770	113,015	1,323,803
Class C	356,503	4,664,725	747,875	8,945,844
Class I	1,624,156	21,194,572	1,514,125	17,745,563
Class R1	3,284	44,177	—	—
Class R2	1,141	15,604	—	—
Class R3	19	260	—	—
Class R6	434,316	5,859,230	148,602	1,724,717
	3,917,068	$51,213,211	4,616,164	$54,634,603

33

Notes to Financial Statements – continued

	Year ended 8/31/17		Year ended 8/31/16
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	36,525	$473,635	24,005	$280,852
Class B	951	12,248	712	8,216
Class C	5,654	72,738	2,377	27,828
Class I	23,535	307,040	8,111	97,262
Class R1	38	504	37	422
Class R2	48	620	50	588
Class R3	59	757	68	790
Class R4	69	895	86	996
Class R6	262	3,416	304	3,550
	67,141	$871,853	35,750	$420,504

Shares reacquired
Class A	(968,834)	$(12,572,950)	(779,292)	$(9,522,556)
Class B	(41,062)	(535,569)	(27,799)	(327,879)
Class C	(253,515)	(3,323,190)	(93,160)	(1,097,562)
Class I	(1,347,574)	(17,546,911)	(325,884)	(3,977,164)
Class R1	(22)	(303)	(5,552)	(60,905)
Class R2	(1)	(10)	(5,996)	(66,317)
Class R3	(1)	(4)	(6,047)	(66,925)
Class R4	—	—	(6,094)	(67,506)
Class R6	(96,998)	(1,253,572)	(157,202)	(1,764,990)
	(2,708,007)	$(35,232,509)	(1,407,026)	$(16,951,804)

Net change
Class A	524,190	$6,800,558	1,337,260	$15,652,972
Class B	1,039	11,449	85,928	1,004,140
Class C	108,642	1,414,273	657,092	7,876,110
Class I	300,117	3,954,701	1,196,352	13,865,661
Class R1	3,300	44,378	(5,515)	(60,483)
Class R2	1,188	16,214	(5,946)	(65,729)
Class R3	77	1,013	(5,979)	(66,135)
Class R4	69	895	(6,008)	(66,510)
Class R6	337,580	4,609,074	(8,296)	(36,723)
	1,276,202	$16,852,555	3,244,888	$38,103,303

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the

34

Notes to Financial Statements – continued

participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended August 31, 2017, the fund’s commitment fee and interest expense were $458 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Affiliated Issuer		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		379,373	23,485,457	(23,232,891)	631,939

Affiliated Issuer	Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(9)	$—	$—	$6,210	$631,939

35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust I and Shareholders of MFS Low Volatility Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Low Volatility Equity Fund (the Fund) (one of the series constituting the MFS Series Trust I) as of August 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Low Volatility Equity Fund (one of the series constituting the MFS Series Trust I) at August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 17, 2017

36

RESULTS OF SHAREHOLDER MEETING

(unaudited)

At a special meeting of shareholders of MFS Series Trust I, which was held on March 23, 2017, the following action was taken:

Item 1: To elect the following individuals as Trustees:

	Number of Dollars
Nominee	For	Withheld Authority
Steven E. Buller	40,448,016,134.453	372,137,248.376
John A. Caroselli	40,455,058,441.389	365,094,941.560
Maureen R. Goldfarb	40,458,621,672.449	361,531,746.940
David H. Gunning	40,369,558,961.219	450,594,312.051
Michael Hegarty	40,379,783,468.714	440,369,950.676
John P. Kavanaugh	40,453,732,784.104	366,420,708.405
Robert J. Manning	40,424,010,964.586	396,142,308.684
Clarence Otis, Jr.	40,441,919,324.712	378,234,043.007
Maryanne L. Roepke	40,471,040,575.143	349,112,917.026
Robin A. Stelmach	40,459,908,730.475	360,244,615.574
Laurie J. Thomsen	40,426,270,790.416	393,882,628.973

37

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2017, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 53)	Trustee	February 2004	136	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 56)	Trustee	January 2014	136	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 75)	Trustee and Chair of Trustees	January 2004	136	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman (until 2013)

38

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Steven E. Buller (age 66)	Trustee	February 2014	136	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
John A. Caroselli (age 63)	Trustee	March 2017	136	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 62)	Trustee	January 2009	136	Private investor	N/A
Michael Hegarty (age 72)	Trustee	December 2004	136	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 62)	Trustee and Vice Chair of Trustees	January 2009	136	Private investor	N/A
Clarence Otis, Jr. (age 61)	Trustee	March 2017	136	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

39

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Maryanne L. Roepke (age 61)	Trustee	May 2014	136	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 60)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kino Clark (k) (age 49)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 50)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)
Thomas H. Connors (k) (age 58)	Assistant Secretary and Assistant Clerk	September 2012	136	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)

40

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Ethan D. Corey (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (age 49)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 50)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)
Brian E. Langenfeld (k) (age 44)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Susan A. Pereira (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Kasey L. Phillips (k) (age 46)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)
Matthew A. Stowe (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Frank L. Tarantino (age 73)	Independent Senior Officer	June 2004	136	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2007	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

41

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Martin J. Wolin (k) (age 50)	Chief Compliance Officer	July 2015	136	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)
James O. Yost (k) (age 57)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kavanaugh and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

42

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Claredon Street Boston, MA 02116
Portfolio Manager(s)
Jim Fallon
Matt Krummell
Jonathan Sage
Jed Stocks

43

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2017 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services to be performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2016 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory,

44

Board Review of Investment Advisory Agreement – continued

administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds for various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2016, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 3rd quintile for the one-year period ended December 31, 2016 relative to the Lipper performance universe. The Fund commenced operations on December 5, 2013; therefore no performance data for the five-year period was available. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s

45

Board Review of Investment Advisory Agreement – continued

last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median. The Trustees also noted that MFS has agreed to further reduce such expense limitation for the Fund effective August 1, 2017, which may not be changed without the Trustees’ approval.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. They also noted that MFS has agreed to amend its contractual advisory fee rate schedule to further reduce the Fund’s advisory fee rate on assets over these breakpoints effective August 1, 2017. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

46

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2017.

47

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Mutual Funds” and then choose the fund’s name in the “Select a fund” menu.

48

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2017 income tax forms in January 2018. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $138,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

49

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

50

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

51

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

August 31, 2017

MFS® NEW DISCOVERY FUND

NDF-ANN

MFS® NEW DISCOVERY FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Despite policy uncertainty accompanying a new presidential administration in the United States and unease over ongoing Brexit negotiations, most markets have proved resilient. U.S. share prices have reached new highs in recent months although the U.S. Federal Reserve has continued to gradually hike interest rates. However, rates in most developed markets remain very low, with major non-U.S. central banks just beginning to contemplate curbing accommodative monetary policies.

Globally, we’ve experienced a year-long synchronized upturn in economic growth. Despite better growth, there are few immediate signs of worrisome inflation amid muted wage gains around the world. Europe has benefited from diminishing event risks as populist challengers fell short of upsetting establishment candidates in both the Dutch and French elections. Emerging market economies have been boosted in part by a weaker U.S. dollar and are recovering despite lingering concerns over the potential for restrictive U.S. trade policies that could hamper global trade growth. Looking ahead, markets will have to contend with issues involving geopolitical hot spots on the Korean peninsula and in the Middle East.

At MFS®, we believe time is an asset. A patient, long-term approach to investing can have a powerful impact on decision making and outcomes. Time arbitrage, as we call it, comes down to having the conviction and discipline to allow enough time for good investment ideas to play out. In our view, such an approach, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

October 17, 2017

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Bright Horizons Family Solutions, Inc.	2.4%
Berry Plastics Group, Inc.	1.9%
Steris PLC	1.8%
SS&C Technologies Holdings, Inc.	1.8%
NICE Systems Ltd., ADR	1.6%
GrubHub, Inc.	1.5%
Zendesk, Inc.	1.5%
LogMeIn, Inc.	1.4%
Live Nation, Inc.	1.4%
U.S. Foods Holding Corp.	1.4%

Equity sectors
Technology	21.9%
Health Care	19.4%
Special Products & Services	10.8%
Basic Materials	8.9%
Autos & Housing	7.7%
Industrial Goods & Services	7.2%
Financial Services	7.2%
Leisure	6.9%
Consumer Staples	4.4%
Retailing	1.8%
Energy	0.9%
Transportation	0.9%

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of August 31, 2017.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2017, Class A shares of the MFS New Discovery Fund (“fund”) provided a total return of 15.83%, at net asset value. This compares with a return of 16.39% for the fund’s benchmark, the Russell 2000® Growth Index.

Market Environment

For the first time in many years, the global economy is experiencing a period of synchronized economic growth. The rebound in emerging markets (“EM”) economies has been more pronounced (despite the deceleration in Chinese growth at the end of the period), helped by larger economies such as Brazil and Russia emerging from recessions. At the same time, developed markets (“DM”) economies continued to grow at or above potential. Market confidence increased in the US after the presidential elections in November in anticipation of lower taxes, a lighter regulatory burden and increased infrastructure spending, boosting US equities and corporate bond performance. Though hopes have largely faded for pro-growth US policies, market confidence persists. Globally, markets benefited from a reflation trade during the first half of the period as commodity prices strengthened, activity and growth prospects improved, and inflation moved higher, though within moderate bounds. While this bump in global inflation faded in the second half of the period as commodity prices, particularly oil, leveled off or declined, global growth remained relatively resilient. As a result, there have been more tightening signals and actions by DM central banks. The US Federal Reserve increased interest rates by 25 basis points during the second half of the period, bringing the total number of quarter-percent hikes in the federal funds rate to four since December 2015. The European Central Bank appears set to announce tapering of quantitative easing in the fall of 2017. The Bank of England may also begin reducing monetary accommodation. Markets have been comforted, along with central banks, by the decline in fears of a populist surge in Europe after establishment candidates won the Dutch and French elections. European growth has reflected the calmer political economic backdrop.

In recent months, the US dollar reversed the sharp rise seen early in the period, easing what had been a substantial headwind to earnings for multinationals. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. Demand for autos reached near-record territory in the first half of the period before tapering off at the end of the period, while the housing market continued its recovery amid relatively low mortgage rates and tight inventories. Global trade, which was sluggish early in the period, showed signs of improvement in the period’s second half, a positive indicator of global economic activity and prospects. Early in the period, the US election resulted in a sell-off in EM assets due to fears that President Trump would follow through on various campaign threats and promises that were judged to be detrimental to EM. While President Trump withdrew the US from the Trans-Pacific Partnership and began the renegotiation of the North American Free Trade Agreement, significant additional

3

Management Review – continued

policy action has so far been lacking on economic issues involving EM. As a result, emerging markets resumed their upward trajectory, powered by strong inflows throughout the first half of 2017.

Detractors from Performance

Stock selection in the health care sector detracted from performance relative to the Russell 2000® Growth Index. Within this sector, not owning shares of biotechnology firm Kite Pharma, and an overweight position in emergency rooms operator Adeptus Health (h), weakened relative results. Shares of Kite Pharma grew after the company announced positive results in its late-stage trials for the company’s cancer treatment. Additionally, Gilead Sciences announced the acquisition of Kite Pharma which further boosted the company’s share price.

An overweight position in the energy sector also held back relative returns, led by an overweight position in industrial minerals producer US Silica Holdings. The company’s share price weakened, in the second half of the reporting period, as fears of sand oversupply and pricing weakness, combined with lower oil prices, weighed on relative results.

Stocks in other sectors that detracted from relative performance included holdings of automotive products reseller Fenix Parts (b)(h), real estate investment trust Tanger Factory Outlet Centers (b)(h), travel and tourism industry’s technology solutions provider Sabre (b)(h) and retailer Urban Outfitters (b). Shares of Fenix Parts weakened amid concerns of poor financial controls after the company failed to report its quarterly financial statements on time. Additionally, an overweight position in restaurant operator Zoe’s Kitchen, and not owning shares of performance chemicals provider Chemours, also weighed on relative returns.

The fund’s cash and/or cash equivalents position during the period was another detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Contributors to Performance

Strong stock selection in both the industrial goods & services and leisure sectors contributed to relative performance. Within the industrial goods & services sector, the fund’s position in defense company Leidos Holdings (b) boosted relative returns. Shares of Leidos Holdings appreciated throughout the period after the company secured a number of significant government contracts that included delivery of a joint mission planning system and integrated build environments for the U.S. Air Force. Within the leisure sector, the fund’s holdings of entertainment company Live Nation (b) helped relative results. Shares of Live Nation rose as the company reported strong bookings and ticket sales for arena, stadium and amphitheater shows. It also sold most of its planned advertising for the year which further benefited the stock.

A combination of strong stock selection and, to a lesser extent, an underweight position in the retailing sector, also supported relative performance. However, there were no individual stocks within this sector that were among the fund’s largest relative contributors during the period.

4

Management Review – continued

Stocks in other sectors that aided relative performance included overweight positions in telehealth platform provider Teladoc, disposable medical products maker Merit Medical Systems, regenerative biomaterials products manufacturer MiMedx Group, cloud-based solutions provider RingCentral and remote access and support solutions provider LogMeIn. Shares of Teladoc rose as the company posted strong results driven by strong growth in total membership and higher visit revenue. Management also maintained guidance for the fiscal 2017 year which further strengthened the stock. Additionally, holdings of integrated circuits and electronic devices manufacturer Cadence Design Systems (b) and agricultural solutions provider FMC (b), and the timing of the fund’s ownership in shares of online and mobile food-ordering company GrubHub also boosted relative results.

Respectfully,

Portfolio Manager(s)

Paul Gordon and Michael Grossman

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

Note to Shareholders: Effective October 1, 2017, Paul Gordon was no longer a Portfolio Manager of the Fund.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 8/31/17

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 8/31/17

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	1/02/97	15.83%	10.40%	8.13%	N/A
B	11/03/97	14.97%	9.57%	7.33%	N/A
C	11/03/97	14.94%	9.58%	7.33%	N/A
I	1/02/97	16.12%	10.67%	8.41%	N/A
R1	4/01/05	14.91%	9.58%	7.33%	N/A
R2	10/31/03	15.50%	10.13%	7.86%	N/A
R3	4/01/05	15.81%	10.40%	8.14%	N/A
R4	4/01/05	16.10%	10.68%	8.40%	N/A
R6	6/01/12	16.26%	10.81%	N/A	12.06%
529A	7/31/02	15.75%	10.36%	8.05%	N/A
529B	7/31/02	14.87%	9.53%	7.26%	N/A
529C	7/31/02	14.88%	9.51%	7.24%	N/A
Comparative benchmark(s)
Russell 2000® Growth Index (f)		16.39%	13.75%	8.21%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		9.17%	9.10%	7.49%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		10.97%	9.29%	7.33%	N/A
C With CDSC (1% for 12 months) (v)		13.94%	9.58%	7.33%	N/A
529A With initial Sales Charge (5.75%)		9.10%	9.06%	7.41%	N/A
529B With CDSC (Declining over six years from 4% to 0%) (v)		10.87%	9.25%	7.26%	N/A
529C With CDSC (1% for 12 months) (v)		13.88%	9.51%	7.24%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

7

Performance Summary – continued

Benchmark Definition(s)

Russell 2000® Growth Index – constructed to provide a comprehensive barometer for growth securities in the small-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2017 through August 31, 2017

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2017 through August 31, 2017.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/17	Ending Account Value 8/31/17	Expenses Paid During Period (p) 3/01/17-8/31/17
A	Actual	1.33%	$1,000.00	$1,086.02	$6.99
	Hypothetical (h)	1.33%	$1,000.00	$1,018.50	$6.77
B	Actual	2.08%	$1,000.00	$1,081.66	$10.91
	Hypothetical (h)	2.08%	$1,000.00	$1,014.72	$10.56
C	Actual	2.09%	$1,000.00	$1,081.51	$10.97
	Hypothetical (h)	2.09%	$1,000.00	$1,014.67	$10.61
I	Actual	1.09%	$1,000.00	$1,087.56	$5.74
	Hypothetical (h)	1.09%	$1,000.00	$1,019.71	$5.55
R1	Actual	2.09%	$1,000.00	$1,081.73	$10.97
	Hypothetical (h)	2.09%	$1,000.00	$1,014.67	$10.61
R2	Actual	1.59%	$1,000.00	$1,084.77	$8.36
	Hypothetical (h)	1.59%	$1,000.00	$1,017.19	$8.08
R3	Actual	1.34%	$1,000.00	$1,086.12	$7.05
	Hypothetical (h)	1.34%	$1,000.00	$1,018.45	$6.82
R4	Actual	1.09%	$1,000.00	$1,087.06	$5.73
	Hypothetical (h)	1.09%	$1,000.00	$1,019.71	$5.55
R6	Actual	0.98%	$1,000.00	$1,088.11	$5.16
	Hypothetical (h)	0.98%	$1,000.00	$1,020.27	$4.99
529A	Actual	1.37%	$1,000.00	$1,085.83	$7.20
	Hypothetical (h)	1.37%	$1,000.00	$1,018.30	$6.97
529B	Actual	2.13%	$1,000.00	$1,081.89	$11.18
	Hypothetical (h)	2.13%	$1,000.00	$1,014.47	$10.82
529C	Actual	2.14%	$1,000.00	$1,081.40	$11.23
	Hypothetical (h)	2.14%	$1,000.00	$1,014.42	$10.87

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class A, Class 529A, and Class 529B shares, this rebate reduced the expense ratios above by 0.01%, 0.02%, and 0.01%, respectively. See Note 3 in the Notes to Financial Statements for additional information.

10

PORTFOLIO OF INVESTMENTS

8/31/17

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 98.0%
Issuer	Shares/Par	Value ($)
Aerospace - 1.6%
HEICO Corp.	98,617	$8,458,380
Leidos Holdings, Inc.	167,827	9,787,671

		$18,246,051
Automotive - 1.3%
Kar Auction Services, Inc.	337,961	$15,238,661

Biotechnology - 4.1%
ACADIA Pharmaceuticals, Inc. (a)	110,073	$3,919,700
Alder Biopharmaceuticals, Inc. (a)	185,099	1,813,970
Amicus Therapeutics, Inc. (a)	523,816	7,301,995
Bio-Techne Corp.	53,167	6,581,011
Exact Sciences Corp. (a)	117,643	4,928,065
MiMedx Group, Inc. (a)(l)	489,329	7,961,383
Neurocrine Biosciences, Inc. (a)	65,764	3,722,242
Spark Therapeutics, Inc. (a)	70,353	5,792,162
Tesaro, Inc. (a)	28,868	3,728,014
VTV Therapeutics, Inc. (a)	275,016	1,493,337

		$47,241,879
Brokerage & Asset Managers - 1.5%
Hamilton Lane, Inc.,“A”	352,834	$8,270,429
NASDAQ, Inc.	112,836	8,505,578

		$16,776,007
Business Services - 7.2%
CoStar Group, Inc. (a)	19,892	$5,701,445
Global Payments, Inc.	139,912	13,360,197
RingCentral, Inc. (a)	339,706	14,386,549
Travelport Worldwide Ltd.	380,469	5,760,301
Tyler Technologies, Inc. (a)	33,442	5,778,777
WNS (Holdings) Ltd., ADR (a)	282,195	9,876,825
Yext, Inc. (a)(l)	826,704	10,755,419
Zendesk, Inc. (a)	623,607	17,086,832

		$82,706,345
Chemicals - 1.9%
FMC Corp.	73,794	$6,362,519
Ingevity Corp. (a)	243,235	15,316,508

		$21,679,027

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Computer Software - 4.9%
2U, Inc. (a)	181,996	$9,118,000
Cadence Design Systems, Inc. (a)	292,783	11,503,444
MuleSoft, Inc., “A” (a)(l)	303,362	6,613,292
Okta, Inc. (a)	115,671	3,121,960
Paylocity Holding Corp. (a)	185,314	9,106,330
Twilio, Inc., “A” (a)(l)	315,574	9,240,007
Ultimate Software Group, Inc. (a)	37,035	7,440,331

		$56,143,364
Computer Software - Systems - 9.9%
Electronics For Imaging, Inc. (a)	103,650	$3,685,794
Five9, Inc. (a)	487,520	10,481,680
HubSpot, Inc. (a)	84,254	6,180,031
Kinaxis, Inc. (a)	87,732	5,148,349
New Relic, Inc. (a)	252,835	12,110,796
NICE Systems Ltd., ADR	231,268	18,089,783
Proofpoint, Inc. (a)	84,521	7,755,647
Q2 Holdings, Inc. (a)	275,678	11,192,527
Rapid7, Inc. (a)	501,401	8,453,621
RealPage, Inc (a)	245,446	10,578,723
SS&C Technologies Holdings, Inc.	523,917	20,280,827

		$113,957,778
Construction - 6.4%
Foundation Building Materials, Inc. (a)	661,147	$8,634,580
GMS, Inc. (a)	495,828	15,955,745
Lennox International, Inc.	30,926	5,125,366
Pool Corp.	42,047	4,191,666
Siteone Landscape Supply, Inc. (a)	260,035	13,064,158
Summit Materials, Inc., “A” (a)	448,071	13,236,017
Techtronic Industries Co. Ltd.	1,013,500	5,245,088
Trex Co., Inc. (a)	113,532	8,628,432

		$74,081,052
Consumer Products - 0.7%
E.L.F. Beauty, Inc. (a)(l)	384,170	$7,948,477

Consumer Services - 2.6%
Bright Horizons Family Solutions, Inc. (a)	346,818	$27,721,162
Carriage Services, Inc.	80,067	1,960,841

		$29,682,003
Containers - 1.9%
Berry Global Group, Inc. (a)	389,778	$21,921,115

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Electrical Equipment - 1.4%
Littlefuse, Inc.	38,122	$7,096,792
WESCO International, Inc. (a)	172,476	8,701,414

		$15,798,206
Electronics - 4.2%
Inphi Corp. (a)	269,287	$10,310,999
MACOM Technology Solutions Holdings, Inc. (a)	160,718	7,319,098
Mercury Systems, Inc. (a)	164,039	7,914,882
Monolithic Power Systems, Inc.	110,553	11,201,230
Silicon Laboratories, Inc. (a)	150,465	11,420,293

		$48,166,502
Entertainment - 1.4%
Live Nation, Inc. (a)	401,775	$16,054,929

Food & Beverages - 3.7%
Blue Buffalo Pet Products, Inc. (a)	471,452	$12,144,603
Cal-Maine Foods, Inc. (a)	221,941	8,089,749
Flex Pharma, Inc. (a)(l)	222,918	876,068
Greencore Group PLC	2,562,754	6,793,493
Snyders-Lance, Inc.	408,657	14,515,497

		$42,419,410
Gaming & Lodging - 0.5%
Vail Resorts, Inc.	26,204	$5,973,202

General Merchandise - 0.8%
Five Below, Inc. (a)	113,769	$5,411,991
Ollie’s Bargain Outlet Holdings, Inc. (a)	104,130	4,357,841

		$9,769,832
Internet - 2.9%
GrubHub, Inc. (a)	305,203	$17,424,039
LogMeIn, Inc.	140,531	16,076,747

		$33,500,786
Machinery & Tools - 3.3%
Gardner Denver Holdings, Inc. (a)	373,405	$8,771,284
Ritchie Bros. Auctioneers, Inc.	373,259	11,100,723
SPX FLOW, Inc. (a)	228,803	7,658,036
WABCO Holdings, Inc. (a)	75,699	10,871,890

		$38,401,933

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Medical & Health Technology & Services - 4.9%
Capital Senior Living Corp. (a)	486,402	$6,045,977
Evolent Health, Inc.,“A” (a)	345,741	5,773,875
Healthcare Services Group, Inc.	216,516	11,085,619
ICON PLC (a)	77,186	8,752,121
INC Research Holdings, Inc., “A” (a)	215,723	12,662,940
Teladoc, Inc. (a)	347,270	11,650,908

		$55,971,440
Medical Equipment - 9.0%
DexCom, Inc. (a)	133,225	$9,939,917
Insulet Corp. (a)	66,530	3,862,732
iRhythm Technologies, Inc. (a)	147,048	7,020,071
Masimo Corp. (a)	55,304	4,666,552
Merit Medical Systems, Inc. (a)	306,758	12,669,105
Nevro Corp. (a)	106,735	9,198,422
NxStage Medical, Inc. (a)	228,576	6,400,128
Obalon Therapeutics, Inc. (a)(l)	287,124	2,581,245
PerkinElmer, Inc.	214,981	14,401,577
Steris PLC	243,835	21,252,659
Tactile Systems Technology, Inc. (a)	105,450	3,467,196
West Pharmaceutical Services, Inc.	98,051	8,534,359

		$103,993,963
Oil Services - 0.9%
Patterson-UTI Energy, Inc.	273,042	$4,360,480
U.S. Silica Holdings, Inc.	215,399	5,861,007

		$10,221,487
Other Banks & Diversified Financials - 3.6%
Bank of the Ozarks, Inc.	244,041	$10,484,001
Pinnacle Financial Partners, Inc.	141,105	8,776,731
Preferred Bank	118,586	6,379,927
Texas Capital Bancshares, Inc. (a)	104,807	7,781,920
Wintrust Financial Corp.	117,151	8,529,764

		$41,952,343
Pharmaceuticals - 1.4%
Aratana Therapeutics, Inc. (a)(l)	608,472	$3,474,375
Collegium Pharmaceutical, Inc. (a)(l)	414,347	4,160,044
PetIQ, Inc. (a)	258,647	6,481,694
TherapeuticsMD, Inc. (a)(l)	405,152	2,430,912

		$16,547,025

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Pollution Control - 0.9%
Clean Harbors, Inc. (a)	194,689	$10,530,728

Railroad & Shipping - 0.3%
StealthGas, Inc. (a)	976,797	$3,145,286

Real Estate - 2.1%
Big Yellow Group PLC, REIT	458,482	$4,793,301
Life Storage, Inc., REIT	116,817	8,596,563
STAG Industrial, Inc., REIT	369,179	10,333,320

		$23,723,184
Restaurants - 5.0%
Dave & Buster’s, Inc. (a)	109,829	$6,420,603
Domino’s Pizza Group PLC	1,852,995	6,479,079
Performance Food Group Co. (a)	527,654	14,668,781
U.S. Foods Holding Corp. (a)	583,031	16,004,201
Wingstop, Inc. (l)	193,411	6,268,451
Zoe’s Kitchen, Inc. (a)(l)	575,333	7,404,536

		$57,245,651
Special Products & Services - 1.0%
Boyd Group Income Fund, IEU	155,140	$11,609,876

Specialty Chemicals - 5.1%
Axalta Coating Systems Ltd. (a)	467,954	$13,814,002
Ferro Corp. (a)	462,530	8,912,953
Ferroglobe PLC	458,482	6,184,922
Nexeo Solutions, Inc. (a)	940,101	6,740,524
RPM International, Inc.	242,928	11,896,184
Univar, Inc. (a)	416,801	11,757,957

		$59,306,542
Specialty Stores - 1.0%
Michaels Co., Inc. (a)	332,691	$7,468,913
Urban Outfitters, Inc. (a)	179,001	3,658,780

		$11,127,693
Trucking - 0.6%
Swift Transportation Co. (a)	245,477	$6,885,630
Total Common Stocks (Identified Cost, $ 903,318,626)		$1,127,967,407

15

Portfolio of Investments – continued

Investment Companies (h) - 2.0%
Issuer	Shares/Par	Value ($)
Money Market Funds - 2.0%
MFS Institutional Money Market Portfolio, 1.11% (v) (Identified Cost, $23,452,182)	23,454,525	$23,454,525

Collateral for Securities Loaned - 1.6%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.01% (j) (Identified Cost, $17,943,175)	17,943,175	$17,943,175

Other Assets, Less Liabilities - (1.6)%		(18,860,809)
Net Assets - 100.0%		$1,150,504,298

(a)	Non-income producing security.
(h)	An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $23,454,525 and $1,145,910,582, respectively.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
IEU	International Equity Unit
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/17

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value, including $27,523,659 of securities on loan (identified cost, $921,261,801)	$1,145,910,582
Investments in affiliated issuers, at value (identified cost, $23,452,182)	23,454,525
Receivables for
Investments sold	10,266,292
Fund shares sold	1,894,261
Interest and dividends	501,420
Other assets	1,167
Total assets	$1,182,028,247
Liabilities
Payables for
Investments purchased	$10,897,020
Fund shares reacquired	2,164,333
Collateral for securities loaned, at value (c)	17,943,175
Payable to affiliates
Investment adviser	55,821
Shareholder servicing costs	286,931
Distribution and service fees	10,093
Program manager fee	21
Payable for independent Trustees’ compensation	2,085
Accrued expenses and other liabilities	164,470
Total liabilities	$31,523,949
Net assets	$1,150,504,298
Net assets consist of
Paid-in capital	$861,325,063
Unrealized appreciation (depreciation)	224,649,814
Accumulated net realized gain (loss)	64,531,495
Accumulated net investment loss	(2,074)
Net assets	$1,150,504,298
Shares of beneficial interest outstanding	41,273,014

17

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$394,877,601	14,480,409	$27.27
Class B	20,143,090	889,204	22.65
Class C	76,723,650	3,380,583	22.70
Class I	106,459,006	3,570,895	29.81
Class R1	4,376,808	194,487	22.50
Class R2	29,129,793	1,126,725	25.85
Class R3	42,346,210	1,554,598	27.24
Class R4	83,185,511	2,921,329	28.48
Class R6	385,439,854	12,844,009	30.01
Class 529A	5,902,031	223,175	26.45
Class 529B	325,251	14,830	21.93
Class 529C	1,595,493	72,770	21.93

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $28.93 [100 / 94.25 x $27.27] and $28.06 [100 / 94.25 x $26.45], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R6, and 529A.
(c)	Non-cash collateral is not included.

See Notes to Financial Statements

18

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/17

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$6,146,212
Income on securities loaned	809,465
Dividends from affiliated issuers	170,013
Other	7,797
Foreign taxes withheld	(86,590)
Total investment income	$7,046,897
Expenses
Management fee	$9,949,618
Distribution and service fees	2,332,472
Shareholder servicing costs	1,301,954
Program manager fees	7,153
Administrative services fee	185,662
Independent Trustees’ compensation	25,760
Custodian fee	73,396
Reimbursement of custodian expenses	(75,313)
Shareholder communications	155,838
Audit and tax fees	58,210
Legal fees	12,260
Miscellaneous	188,114
Total expenses	$14,215,124
Reduction of expenses by investment adviser and distributor	(141,481)
Net expenses	$14,073,643
Net investment income (loss)	$(7,026,746)
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$113,177,604
Affiliated issuers	(12,383,990)
Foreign currency	(6,702)
Net realized gain (loss)	$100,786,912
Change in unrealized appreciation (depreciation)
Unaffiliated issuers	$67,195,823
Affiliated issuers	4,238,724
Translation of assets and liabilities in foreign currencies	(1,049)
Net unrealized gain (loss)	$71,433,498
Net realized and unrealized gain (loss)	$172,220,410
Change in net assets from operations	$165,193,664

See Notes to Financial Statements

19

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	8/31/17	8/31/16
Change in net assets
From operations
Net investment income (loss)	$(7,026,746)	$(5,354,613)
Net realized gain (loss)	100,786,912	18,100,820
Net unrealized gain (loss)	71,433,498	(5,221,249)
Change in net assets from operations	$165,193,664	$7,524,958
Distributions declared to shareholders
From net realized gain	$(25,588,520)	$—
Change in net assets from fund share transactions	$(118,490,984)	$(251,345,128)
Total change in net assets	$21,114,160	$(243,820,170)
Net assets
At beginning of period	1,129,390,138	1,373,210,308
At end of period (including accumulated net investment loss of $2,074 and $1,146,174, respectively)	$1,150,504,298	$1,129,390,138

See Notes to Financial Statements

20

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended
	8/31/17		8/31/16	8/31/15	8/31/14	8/31/13
Net asset value, beginning of period	$24.11		$23.69	$25.49	$25.86	$20.17
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.18	)(c)	$(0.11)	$(0.20)	$(0.22)	$(0.14)
Net realized and unrealized gain (loss)	3.92		0.53	0.22	2.30	5.83
Total from investment operations	$3.74		$0.42	$0.02	$2.08	$5.69
Less distributions declared to shareholders
From net realized gain	$(0.58)		$—	$(1.82)	$(2.45)	$—
Net asset value, end of period (x)	$27.27		$24.11	$23.69	$25.49	$25.86
Total return (%) (r)(s)(t)(x)	15.83	(c)	1.77	0.47	8.01	28.21
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.35	(c)	1.36	1.36	1.33	1.35
Expenses after expense reductions (f)	1.33	(c)	1.34	1.31	1.27	1.31
Net investment income (loss)	(0.70	)(c)	(0.50)	(0.81)	(0.83)	(0.59)
Portfolio turnover	53		49	56	98	96
Net assets at end of period (000 omitted)	$394,878		$400,997	$457,437	$620,802	$866,006

See Notes to Financial Statements

21

Financial Highlights – continued

Class B	Year ended
	8/31/17		8/31/16	8/31/15	8/31/14	8/31/13
Net asset value, beginning of period	$20.27		$20.07	$22.04	$22.83	$17.94
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.30	)(c)	$(0.24)	$(0.32)	$(0.36)	$(0.27)
Net realized and unrealized gain (loss)	3.26		0.44	0.17	2.02	5.16
Total from investment operations	$2.96		$0.20	$(0.15)	$1.66	$4.89
Less distributions declared to shareholders
From net realized gain	$(0.58)		$—	$(1.82)	$(2.45)	$—
Net asset value, end of period (x)	$22.65		$20.27	$20.07	$22.04	$22.83
Total return (%) (r)(s)(t)(x)	14.97	(c)	1.00	(0.27)	7.18	27.26
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.10	(c)	2.11	2.11	2.08	2.10
Expenses after expense reductions (f)	2.08	(c)	2.09	2.06	2.02	2.06
Net investment income (loss)	(1.45	)(c)	(1.26)	(1.57)	(1.58)	(1.34)
Portfolio turnover	53		49	56	98	96
Net assets at end of period (000 omitted)	$20,143		$22,906	$27,455	$34,971	$37,952

Class C	Year ended
	8/31/17		8/31/16	8/31/15	8/31/14	8/31/13
Net asset value, beginning of period	$20.31		$20.11	$22.08	$22.86	$17.96
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.31	)(c)	$(0.24)	$(0.32)	$(0.36)	$(0.27)
Net realized and unrealized gain (loss)	3.28		0.44	0.17	2.03	5.17
Total from investment operations	$2.97		$0.20	$(0.15)	$1.67	$4.90
Less distributions declared to shareholders
From net realized gain	$(0.58)		$—	$(1.82)	$(2.45)	$—
Net asset value, end of period (x)	$22.70		$20.31	$20.11	$22.08	$22.86
Total return (%) (r)(s)(t)(x)	14.99	(c)	0.99	(0.28)	7.22	27.28
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.10	(c)	2.11	2.11	2.08	2.10
Expenses after expense reductions (f)	2.09	(c)	2.09	2.06	2.02	2.06
Net investment income (loss)	(1.45	)(c)	(1.27)	(1.57)	(1.59)	(1.35)
Portfolio turnover	53		49	56	98	96
Net assets at end of period (000 omitted)	$76,724		$85,370	$105,686	$141,293	$136,913

See Notes to Financial Statements

22

Financial Highlights – continued

Class I	Year ended
	8/31/17		8/31/16	8/31/15	8/31/14	8/31/13
Net asset value, beginning of period	$26.24		$25.72	$27.44	$27.61	$21.48
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.12	)(c)	$(0.07)	$(0.14)	$(0.17)	$(0.09)
Net realized and unrealized gain (loss)	4.27		0.59	0.24	2.45	6.22
Total from investment operations	$4.15		$0.52	$0.10	$2.28	$6.13
Less distributions declared to shareholders
From net realized gain	$(0.58)		$—	$(1.82)	$(2.45)	$—
Net asset value, end of period (x)	$29.81		$26.24	$25.72	$27.44	$27.61
Total return (%) (r)(s)(t)(x)	16.12	(c)	2.02	0.74	8.25	28.54
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.10	(c)	1.12	1.11	1.08	1.10
Expenses after expense reductions (f)	1.09	(c)	1.09	1.06	1.02	1.06
Net investment income (loss)	(0.45	)(c)	(0.30)	(0.55)	(0.59)	(0.36)
Portfolio turnover	53		49	56	98	96
Net assets at end of period (000 omitted)	$106,459		$101,635	$166,513	$483,893	$368,806

Class R1	Year ended
	8/31/17		8/31/16	8/31/15	8/31/14	8/31/13
Net asset value, beginning of period	$20.15		$19.94	$21.91	$22.71	$17.84
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.30	)(c)	$(0.23)	$(0.32)	$(0.36)	$(0.27)
Net realized and unrealized gain (loss)	3.23		0.44	0.17	2.01	5.14
Total from investment operations	$2.93		$0.21	$(0.15)	$1.65	$4.87
Less distributions declared to shareholders
From net realized gain	$(0.58)		$—	$(1.82)	$(2.45)	$—
Net asset value, end of period (x)	$22.50		$20.15	$19.94	$21.91	$22.71
Total return (%) (r)(s)(t)(x)	14.91	(c)	1.05	(0.28)	7.17	27.30
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.10	(c)	2.11	2.11	2.08	2.10
Expenses after expense reductions (f)	2.09	(c)	2.09	2.06	2.02	2.06
Net investment income (loss)	(1.45	)(c)	(1.26)	(1.57)	(1.59)	(1.34)
Portfolio turnover	53		49	56	98	96
Net assets at end of period (000 omitted)	$4,377		$5,647	$6,573	$8,490	$8,972

See Notes to Financial Statements

23

Financial Highlights – continued

Class R2	Year ended
	8/31/17		8/31/16	8/31/15	8/31/14	8/31/13
Net asset value, beginning of period	$22.95		$22.60	$24.46	$24.97	$19.52
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.23	)(c)	$(0.17)	$(0.25)	$(0.27)	$(0.19)
Net realized and unrealized gain (loss)	3.71		0.52	0.21	2.21	5.64
Total from investment operations	$3.48		$0.35	$(0.04)	$1.94	$5.45
Less distributions declared to shareholders
From net realized gain	$(0.58)		$—	$(1.82)	$(2.45)	$—
Net asset value, end of period (x)	$25.85		$22.95	$22.60	$24.46	$24.97
Total return (%) (r)(s)(t)(x)	15.50	(c)	1.55	0.23	7.72	27.92
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.60	(c)	1.62	1.61	1.58	1.60
Expenses after expense reductions (f)	1.59	(c)	1.59	1.56	1.52	1.56
Net investment income (loss)	(0.95	)(c)	(0.82)	(1.07)	(1.09)	(0.85)
Portfolio turnover	53		49	56	98	96
Net assets at end of period (000 omitted)	$29,130		$35,890	$57,077	$66,923	$60,501

Class R3	Year ended
	8/31/17		8/31/16	8/31/15	8/31/14	8/31/13
Net asset value, beginning of period	$24.09		$23.67	$25.47	$25.84	$20.15
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.17	)(c)	$(0.12)	$(0.20)	$(0.22)	$(0.14)
Net realized and unrealized gain (loss)	3.90		0.54	0.22	2.30	5.83
Total from investment operations	$3.73		$0.42	$0.02	$2.08	$5.69
Less distributions declared to shareholders
From net realized gain	$(0.58)		$—	$(1.82)	$(2.45)	$—
Net asset value, end of period (x)	$27.24		$24.09	$23.67	$25.47	$25.84
Total return (%) (r)(s)(t)(x)	15.81	(c)	1.77	0.47	8.02	28.24
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.35	(c)	1.37	1.36	1.33	1.35
Expenses after expense reductions (f)	1.34	(c)	1.34	1.31	1.27	1.31
Net investment income (loss)	(0.70	)(c)	(0.55)	(0.82)	(0.84)	(0.60)
Portfolio turnover	53		49	56	98	96
Net assets at end of period (000 omitted)	$42,346		$57,593	$89,659	$150,359	$110,562
See Notes to Financial Statements

24

Financial Highlights – continued

Class R4	Year ended
	8/31/17		8/31/16	8/31/15	8/31/14	8/31/13
Net asset value, beginning of period	$25.09		$24.60	$26.33	$26.57	$20.67
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.12	)(c)	$(0.07)	$(0.14)	$(0.16)	$(0.08)
Net realized and unrealized gain (loss)	4.09		0.56	0.23	2.37	5.98
Total from investment operations	$3.97		$0.49	$0.09	$2.21	$5.90
Less distributions declared to shareholders
From net realized gain	$(0.58)		$—	$(1.82)	$(2.45)	$—
Net asset value, end of period (x)	$28.48		$25.09	$24.60	$26.33	$26.57
Total return (%) (r)(s)(t)(x)	16.14	(c)	1.99	0.73	8.31	28.54
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.10	(c)	1.12	1.11	1.08	1.10
Expenses after expense reductions (f)	1.09	(c)	1.09	1.06	1.02	1.06
Net investment income (loss)	(0.45	)(c)	(0.32)	(0.57)	(0.59)	(0.35)
Portfolio turnover	53		49	56	98	96
Net assets at end of period (000 omitted)	$83,186		$91,974	$142,857	$229,964	$197,884

Class R6	Year ended
	8/31/17		8/31/16	8/31/15	8/31/14	8/31/13
Net asset value, beginning of period	$26.38		$25.83	$27.52	$27.64	$21.48
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.09	)(c)	$(0.03)	$(0.12)	$(0.13)	$(0.06)
Net realized and unrealized gain (loss)	4.30		0.58	0.25	2.46	6.22
Total from investment operations	$4.21		$0.55	$0.13	$2.33	$6.16
Less distributions declared to shareholders
From net realized gain	$(0.58)		$—	$(1.82)	$(2.45)	$—
Net asset value, end of period (x)	$30.01		$26.38	$25.83	$27.52	$27.64
Total return (%) (r)(s)(t)(x)	16.26	(c)	2.13	0.85	8.43	28.68
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.98	(c)	0.99	0.98	0.97	0.99
Expenses after expense reductions (f)	0.97	(c)	0.97	0.93	0.91	0.96
Net investment income (loss)	(0.34	)(c)	(0.11)	(0.44)	(0.48)	(0.24)
Portfolio turnover	53		49	56	98	96
Net assets at end of period (000 omitted)	$385,440		$320,645	$313,080	$319,139	$244,655

See Notes to Financial Statements

25

Financial Highlights – continued

Class 529A	Year ended
	8/31/17		8/31/16	8/31/15	8/31/14	8/31/13
Net asset value, beginning of period	$23.41		$23.01	$24.82	$25.25	$19.70
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.18	)(c)	$(0.11)	$(0.20)	$(0.22)	$(0.14)
Net realized and unrealized gain (loss)	3.80		0.51	0.21	2.24	5.69
Total from investment operations	$3.62		$0.40	$0.01	$2.02	$5.55
Less distributions declared to shareholders
From net realized gain	$(0.58)		$—	$(1.82)	$(2.45)	$—
Net asset value, end of period (x)	$26.45		$23.41	$23.01	$24.82	$25.25
Total return (%) (r)(s)(t)(x)	15.80	(c)	1.74	0.44	7.97	28.17
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.45	(c)	1.46	1.46	1.43	1.45
Expenses after expense reductions (f)	1.37	(c)	1.37	1.34	1.30	1.34
Net investment income (loss)	(0.73	)(c)	(0.50)	(0.85)	(0.86)	(0.62)
Portfolio turnover	53		49	56	98	96
Net assets at end of period (000 omitted)	$5,902		$5,075	$5,149	$5,150	$4,519

Class 529B	Year ended
	8/31/17		8/31/16	8/31/15	8/31/14	8/31/13
Net asset value, beginning of period	$19.66		$19.47	$21.44	$22.27	$17.51
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.30	)(c)	$(0.23)	$(0.32)	$(0.36)	$(0.28)
Net realized and unrealized gain (loss)	3.15		0.42	0.17	1.98	5.04
Total from investment operations	$2.85		$0.19	$(0.15)	$1.62	$4.76
Less distributions declared to shareholders
From net realized gain	$(0.58)		$—	$(1.82)	$(2.45)	$—
Net asset value, end of period (x)	$21.93		$19.66	$19.47	$21.44	$22.27
Total return (%) (r)(s)(t)(x)	14.87	(c)	0.98	(0.28)	7.18	27.18
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.20	(c)	2.21	2.21	2.18	2.20
Expenses after expense reductions (f)	2.13	(c)	2.12	2.09	2.06	2.10
Net investment income (loss)	(1.49	)(c)	(1.28)	(1.60)	(1.62)	(1.39)
Portfolio turnover	53		49	56	98	96
Net assets at end of period (000 omitted)	$325		$306	$341	$348	$300

See Notes to Financial Statements

26

Financial Highlights – continued

Class 529C	Year ended
	8/31/17		8/31/16	8/31/15	8/31/14	8/31/13
Net asset value, beginning of period	$19.65		$19.46	$21.44	$22.28	$17.52
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.31	)(c)	$(0.23)	$(0.33)	$(0.36)	$(0.28)
Net realized and unrealized gain (loss)	3.17		0.42	0.17	1.97	5.04
Total from investment operations	$2.86		$0.19	$(0.16)	$1.61	$4.76
Less distributions declared to shareholders
From net realized gain	$(0.58)		$—	$(1.82)	$(2.45)	$—
Net asset value, end of period (x)	$21.93		$19.65	$19.46	$21.44	$22.28
Total return (%) (r)(s)(t)(x)	14.93	(c)	0.98	(0.34)	7.13	27.17
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.20	(c)	2.21	2.21	2.18	2.20
Expenses after expense reductions (f)	2.13	(c)	2.14	2.11	2.07	2.11
Net investment income (loss)	(1.50	)(c)	(1.28)	(1.62)	(1.63)	(1.39)
Portfolio turnover	53		49	56	98	96
Net assets at end of period (000 omitted)	$1,595		$1,351	$1,383	$1,223	$1,454

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher. See Note 2 in the Notes to Financial Statements for additional information.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

27

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS New Discovery Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund will generally focus on securities of small size companies which may be more volatile than those of larger companies.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. The fund has adopted the Rule’s Regulation S-X amendments and believes that the fund’s financial statements are in compliance with those amendments.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid

28

Notes to Financial Statements – continued

quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of

29

Notes to Financial Statements – continued

input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2017 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$1,127,967,407	$—	$—	$1,127,967,407
Mutual Funds	41,397,700	—	—	41,397,700
Total	$1,169,365,107	$—	$—	$1,169,365,107

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss.

30

Notes to Financial Statements – continued

At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $27,523,659. The fair value of the fund’s investment securities on loan and a related liability of $17,943,175 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. Additionally, these loans were collateralized by U.S. Treasury Obligations of $10,151,607. The collateral on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Reimbursement of Expenses by Custodian – In December 2015, the fund’s custodian (or former custodian), State Street Bank and Trust Company, announced that it intended to reimburse its asset servicing clients for expense amounts that it billed in error during the period 1998 through 2015. The amount of this one-time reimbursement attributable to the fund is reflected as “Reimbursement of custodian expenses” in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when

31

Notes to Financial Statements – continued

filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 8/31/17	Year ended 8/31/16
Long-term capital gains	$25,588,520	$—

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/17
Cost of investments	$946,057,006
Gross appreciation	287,477,425
Gross depreciation	(64,169,324)
Net unrealized appreciation (depreciation)	$223,308,101
Undistributed ordinary income	24,502,943
Undistributed long-term capital gain	41,371,575
Other temporary differences	(3,384)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will

32

Notes to Financial Statements – continued

convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net realized gain on investments
	Year ended 8/31/17	Year ended 8/31/16
Class A	$9,172,597	$—
Class B	584,795	—
Class C	2,281,782	—
Class I	2,526,174	—
Class R1	140,626	—
Class R2	824,816	—
Class R3	1,269,935	—
Class R4	1,800,361	—
Class R6	6,811,530	—
Class 529A	128,020	—
Class 529B	8,528	—
Class 529C	39,356	—
Total	$25,588,520	$—

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. For the period from September 1, 2016 through December 28, 2016, the management fee was computed daily and paid monthly at an annual rate of 0.90% of the fund’s average daily net assets. The investment adviser had agreed in writing to reduce its management fee to 0.80% of average daily net assets in excess of $1 billion up to $2.5 billion, 0.75% of average daily net assets in excess of $2.5 billion up to $5 billion, and 0.70% of average daily net assets in excess of $5 billion. This written agreement terminated on December 28, 2016. For the period from September 1, 2016 through December 28, 2016, this management fee reduction amounted to $30,628, which is included in the reduction of total expenses in the Statement of Operations. Effective December 29, 2016, the management fee is computed daily and paid monthly at an annual rate of 0.90% of average daily net assets up to $1 billion, 0.80% of average daily net assets in excess of $1 billion up to $2.5 billion, 0.75% of average daily net assets in excess of $2.5 billion up to $5 billion, and 0.70% of average daily net assets in excess of $5 billion. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended August 31, 2017, this management fee reduction amounted to $84,454, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2017 was equivalent to an annual effective rate of 0.88% of the fund’s average daily net assets.

33

Notes to Financial Statements – continued

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $123,023 and $3,239 for the year ended August 31, 2017, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.24%	$965,068
Class B	0.75%	0.25%	1.00%	1.00%	204,558
Class C	0.75%	0.25%	1.00%	1.00%	798,207
Class R1	0.75%	0.25%	1.00%	1.00%	48,805
Class R2	0.25%	0.25%	0.50%	0.50%	161,592
Class R3	—	0.25%	0.25%	0.25%	123,290
Class 529A	—	0.25%	0.25%	0.23%	13,525
Class 529B	0.75%	0.25%	1.00%	0.99%	3,011
Class 529C	0.75%	0.25%	1.00%	1.00%	14,416
Total Distribution and Service Fees					$2,332,472

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2017 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended August 31, 2017, this rebate amounted to $20,566, $712, $244, $68, $1,164, $31, and $37 for Class A, Class B, Class C, Class R2, Class 529A, Class 529B, and Class 529C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

34

Notes to Financial Statements – continued

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2017, were as follows:

Amount
Class A	$6,997
Class B	55,734
Class C	3,957
Class 529B	—
Class 529C	56

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. MFD has agreed to waive a portion of this fee in an amount equal to 0.05% of the average daily net assets for each 529 share class. This waiver agreement will expire on December 31, 2018, unless MFD elects to extend the waiver. For the year ended August 31, 2017, this waiver amounted to $3,577 and is included in the reduction of total expenses in the Statement of Operations. The program manager fee incurred for the year ended August 31, 2017 was equivalent to an annual effective rate of 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees and waivers for the year ended August 31, 2017, were as follows:

	Fee	Waiver
Class 529A	$5,410	$2,705
Class 529B	301	151
Class 529C	1,442	721
Total Program Manager Fees and Waivers	$7,153	$3,577

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2017, the fee was $211,071, which equated to 0.0189% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended August 31, 2017, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,090,883.

35

Notes to Financial Statements – continued

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2017 was equivalent to an annual effective rate of 0.0166% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $602 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended August 31, 2017. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $2,074 at August 31, 2017, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended August 31, 2017, the fee paid by the fund under this agreement was $2,099 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

On March 16, 2016, MFS purchased 613 shares of Class I for an aggregate amount of $13,712.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. Under this policy, cross-trades are effected at current market prices with no remuneration paid in connection with the transaction.

36

Notes to Financial Statements – continued

During the year ended August 31, 2017, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $915,839 and $2,686,033, respectively. The sales transactions resulted in net realized gains (losses) of $(3,306,172).

(4) Portfolio Securities

For the year ended August 31, 2017, purchases and sales of investments, other than short-term obligations, aggregated $582,377,405 and $741,373,011, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/17		Year ended 8/31/16
	Shares	Amount	Shares	Amount
Shares sold
Class A	2,341,848	$59,001,136	2,581,507	$57,106,656
Class B	102,320	2,162,726	125,615	2,323,055
Class C	356,395	7,440,681	359,925	6,744,890
Class I	3,690,354	100,156,404	982,521	24,084,261
Class R1	34,848	720,340	48,011	889,588
Class R2	206,742	4,917,124	353,539	7,402,869
Class R3	479,936	12,115,693	774,467	16,847,480
Class R4	812,147	21,286,173	959,951	21,770,461
Class R6	2,895,945	83,215,903	2,833,166	68,078,944
Class 529A	35,478	853,424	32,930	704,960
Class 529B	1,504	30,113	1,023	18,604
Class 529C	8,513	172,895	13,002	227,071
	10,966,030	$292,072,612	9,065,657	$206,198,839

Shares issued to shareholders in reinvestment of distributions
Class A	349,553	$8,459,180	—	$—
Class B	26,112	527,716	—	—
Class C	93,965	1,902,799	—	—
Class I	77,460	2,044,932	—	—
Class R1	7,003	140,626	—	—
Class R2	32,149	738,792	—	—
Class R3	52,542	1,269,935	—	—
Class R4	71,379	1,800,181	—	—
Class R6	240,953	6,399,723	—	—
Class 529A	5,455	128,020	—	—
Class 529B	436	8,528	—	—
Class 529C	2,011	39,356	—	—
	959,018	$23,459,788	—	$—

37

Notes to Financial Statements – continued

	Year ended 8/31/17		Year ended 8/31/16
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(4,841,795)	$(120,972,086)	(5,259,274)	$(116,373,210)
Class B	(369,005)	(7,673,676)	(363,736)	(6,790,055)
Class C	(1,272,779)	(26,705,841)	(1,412,784)	(26,258,340)
Class I	(4,069,947)	(114,653,455)	(3,583,416)	(86,864,306)
Class R1	(127,668)	(2,645,579)	(97,262)	(1,799,822)
Class R2	(676,252)	(16,145,795)	(1,314,576)	(27,633,057)
Class R3	(1,368,848)	(34,380,875)	(2,171,692)	(48,293,221)
Class R4	(1,627,560)	(42,350,702)	(3,102,929)	(71,687,353)
Class R6	(2,446,162)	(67,477,778)	(2,801,968)	(70,638,112)
Class 529A	(34,529)	(833,352)	(39,969)	(879,960)
Class 529B	(2,691)	(53,331)	(2,953)	(53,513)
Class 529C	(6,491)	(130,914)	(15,307)	(273,018)
	(16,843,727)	$(434,023,384)	(20,165,866)	$(457,543,967)

Net change
Class A	(2,150,394)	$(53,511,770)	(2,677,767)	$(59,266,554)
Class B	(240,573)	(4,983,234)	(238,121)	(4,467,000)
Class C	(822,419)	(17,362,361)	(1,052,859)	(19,513,450)
Class I	(302,133)	(12,452,119)	(2,600,895)	(62,780,045)
Class R1	(85,817)	(1,784,613)	(49,251)	(910,234)
Class R2	(437,361)	(10,489,879)	(961,037)	(20,230,188)
Class R3	(836,370)	(20,995,247)	(1,397,225)	(31,445,741)
Class R4	(744,034)	(19,264,348)	(2,142,978)	(49,916,892)
Class R6	690,736	22,137,848	31,198	(2,559,168)
Class 529A	6,404	148,092	(7,039)	(175,000)
Class 529B	(751)	(14,690)	(1,930)	(34,909)
Class 529C	4,033	81,337	(2,305)	(45,947)
	(4,918,679)	$(118,490,984)	(11,100,209)	$(251,345,128)

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Fund, the MFS Moderate Allocation Fund, the MFS Aggressive Growth Allocation Fund, and the MFS Conservative Allocation Fund were the owners of record of approximately 9%, 8%, 4%, and 3%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime Income Fund, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, and the MFS Lifetime 2060 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a

38

Notes to Financial Statements – continued

syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended August 31, 2017, the fund’s commitment fee and interest expense were $7,676 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		15,910,051	320,369,001	(312,824,527)	23,454,525
Fenix Parts, Inc.		1,338,451	—	(1,338,451)	—
SecureWorks Corp.		610,636	—	(610,636)	—

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(2,082)	$2,343	$—	$170,013	$23,454,525
Fenix Parts, Inc.	(10,143,806)	4,360,355	—	—	—
SecureWorks Corp.	(2,238,102)	(123,974)	—	—	—

Total	$(12,383,990)	$4,238,724	$—	$170,013	$23,454,525

39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust I and Shareholders of MFS New Discovery Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS New Discovery Fund (the Fund) (one of the series constituting the MFS Series Trust I) as of August 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS New Discovery Fund (one of the series constituting the MFS Series Trust I) at August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 17, 2017

40

RESULTS OF SHAREHOLDER MEETING

(unaudited)

At a special meeting of shareholders of MFS Series Trust I, which was held on March 23, 2017, the following action was taken:

Item 1: To elect the following individuals as Trustees:

	Number of Dollars
Nominee	For	Withheld Authority
Steven E. Buller	40,448,016,134.453	372,137,248.376
John A. Caroselli	40,455,058,441.389	365,094,941.560
Maureen R. Goldfarb	40,458,621,672.449	361,531,746.940
David H. Gunning	40,369,558,961.219	450,594,312.051
Michael Hegarty	40,379,783,468.714	440,369,950.676
John P. Kavanaugh	40,453,732,784.104	366,420,708.405
Robert J. Manning	40,424,010,964.586	396,142,308.684
Clarence Otis, Jr.	40,441,919,324.712	378,234,043.007
Maryanne L. Roepke	40,471,040,575.143	349,112,917.026
Robin A. Stelmach	40,459,908,730.475	360,244,615.574
Laurie J. Thomsen	40,426,270,790.416	393,882,628.973

41

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2017, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 53)	Trustee	February 2004	136	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 56)	Trustee	January 2014	136	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 75)	Trustee and Chair of Trustees	January 2004	136	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman (until 2013)

42

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Steven E. Buller (age 66)	Trustee	February 2014	136	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
John A. Caroselli (age 63)	Trustee	March 2017	136	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 62)	Trustee	January 2009	136	Private investor	N/A
Michael Hegarty (age 72)	Trustee	December 2004	136	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 62)	Trustee and Vice Chair of Trustees	January 2009	136	Private investor	N/A
Clarence Otis, Jr. (age 61)	Trustee	March 2017	136	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

43

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Maryanne L. Roepke (age 61)	Trustee	May 2014	136	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 60)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kino Clark (k) (age 49)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 50)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)
Thomas H. Connors (k) (age 58)	Assistant Secretary and Assistant Clerk	September 2012	136	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)

44

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Ethan D. Corey (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (age 49)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 50)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)
Brian E. Langenfeld (k) (age 44)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Susan A. Pereira (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Kasey L. Phillips (k) (age 46)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)
Matthew A. Stowe (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Frank L. Tarantino (age 73)	Independent Senior Officer	June 2004	136	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2007	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

45

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Martin J. Wolin (k) (age 50)	Chief Compliance Officer	July 2015	136	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)
James O. Yost (k) (age 57)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kavanaugh and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

46

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Claredon Street Boston, MA 02116
Portfolio Manager(s)
Paul Gordon
Michael Grossman

47

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2017 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2016 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory,

48

Board Review of Investment Advisory Agreement – continued

administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2016, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 5th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 3rd quintile for the one-year period and the 4th quintile for the five-year period ended December 31, 2016 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed continued concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance. In addition, the Trustees requested that they receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by

49

Board Review of Investment Advisory Agreement – continued

Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was higher than the Broadridge expense group median and the Fund’s total expense ratio was approximately at the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion, $2.5 billion and $5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life

50

Board Review of Investment Advisory Agreement – continued

Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2017.

51

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Mutual Funds” and then choose the fund’s name in the “Select a fund” menu.

52

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2017 income tax forms in January 2018. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $37,802,000 as capital gain dividends paid during the fiscal year.

53

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

54

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

55

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

August 31, 2017

MFS® RESEARCH INTERNATIONAL FUND

RIF-ANN

MFS® RESEARCH INTERNATIONAL FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Despite policy uncertainty accompanying a new presidential administration in the United States and unease over ongoing Brexit negotiations, most markets have proved resilient. U.S. share prices have reached new highs in recent months although the U.S. Federal Reserve has continued to gradually hike interest rates. However, rates in most developed markets remain very low, with major non-U.S. central banks just beginning to contemplate curbing accommodative monetary policies.

Globally, we’ve experienced a year-long synchronized upturn in economic growth. Despite better growth, there are few immediate signs of worrisome inflation amid muted wage gains around the world. Europe has benefited from diminishing event risks as populist challengers fell short of upsetting establishment candidates in both the Dutch and French elections. Emerging market economies have been boosted in part by a weaker U.S. dollar and are recovering despite lingering concerns over the potential for restrictive U.S. trade policies that could hamper global trade growth. Looking ahead, markets will have to contend with issues involving geopolitical hot spots on the Korean peninsula and in the Middle East.

At MFS®, we believe time is an asset. A patient, long-term approach to investing can have a powerful impact on decision making and outcomes. Time arbitrage, as we call it, comes down to having the conviction and discipline to allow enough time for good investment ideas to play out. In our view, such an approach, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

October 17, 2017

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Nestle S.A.	3.4%
Roche Holding AG	2.9%
Bayer AG	2.7%
AIA Group Ltd.	2.1%
Schneider Electric S.A.	2.0%
UBS AG	1.8%
Danone S.A.	1.7%
Reckitt Benckiser Group PLC	1.7%
Akzo Nobel N.V.	1.7%
BNP Paribas	1.6%

Global equity sectors
Financial Services	24.7%
Capital Goods	23.5%
Health Care	10.0%
Consumer Staples	10.0%
Technology	9.3%
Consumer Cyclicals	8.3%
Energy	8.2%
Telecommunications/Cable Television	4.5%

Issuer country weightings (x)
Japan	18.3%
Switzerland	14.1%
United Kingdom	10.3%
Germany	8.6%
France	8.4%
United States	7.5%
Australia	3.9%
Hong Kong	3.8%
Italy	3.5%
Other Countries	21.6%

Currency exposure weightings (y)
Euro	29.0%
Japanese Yen	18.3%
Swiss Franc	14.1%
British Pound Sterling	10.7%
United States Dollar	8.2%
Hong Kong Dollar	4.4%
Australian Dollar	3.9%
Chinese Renminbi	1.7%
Canadian Dollar	1.6%
Other Currencies	8.1%

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.

(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

2

Portfolio Composition – continued

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of August 31, 2017.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2017, Class A shares of the MFS Research International Fund (“fund”) provided a total return of 16.66%, at net asset value. This compares with a return of 17.64% for the fund’s benchmark, the MSCI EAFE Index (net div).

Market Environment

For the first time in many years, the global economy is experiencing a period of synchronized economic growth. The rebound in emerging markets (“EM”) economies has been more pronounced (despite the deceleration in Chinese growth at the end of the period), helped by larger economies such as Brazil and Russia emerging from recessions. At the same time, developed markets (“DM”) economies continued to grow at or above potential. Market confidence increased in the US after the presidential elections in November in anticipation of lower taxes, a lighter regulatory burden and increased infrastructure spending, boosting US equities and corporate bond performance. Though hopes have largely faded for pro-growth US policies, market confidence persists. Globally, markets benefited from a reflation trade during the first half of the period as commodity prices strengthened, activity and growth prospects improved, and inflation moved higher, though within moderate bounds. While this bump in global inflation faded in the second half of the period as commodity prices, particularly oil, leveled off or declined, global growth remained relatively resilient. As a result, there have been more tightening signals and actions by DM central banks. The US Federal Reserve increased interest rates by 25 basis points during the second half of the period, bringing the total number of quarter-percent hikes in the federal funds rate to four since December 2015. The European Central Bank appears set to announce tapering of quantitative easing in the fall of 2017. The Bank of England may also begin reducing monetary accommodation. Markets have been comforted, along with central banks, by the decline in fears of a populist surge in Europe after establishment candidates won the Dutch and French elections. European growth has reflected the calmer political economic backdrop.

In recent months, the US dollar reversed the sharp rise seen early in the period, easing what had been a substantial headwind to earnings for multinationals. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. Demand for autos reached near-record territory in the first half of the period before tapering off at the end of the period, while the housing market continued its recovery amid relatively low mortgage rates and tight inventories. Global trade, which was sluggish early in the period, showed signs of improvement in the period’s second half, a positive indicator of global economic activity and prospects. Early in the period, the US election resulted in a sell-off in EM assets due to fears that President Trump would follow through on various campaign threats and promises that were judged to be detrimental to EM. While President Trump withdrew the US from the Trans-Pacific Partnership and began the renegotiation of the North American Free Trade Agreement, significant additional

4

Management Review – continued

policy action has so far been lacking on economic issues involving EM. As a result, emerging markets resumed their upward trajectory, powered by strong inflows throughout the first half of 2017.

Detractors from Performance

Stock selection within the capital goods sector was a primary detractor from performance relative to the MSCI EAFE Index. The fund’s overweight positions in supply chain support services and information management solutions provider Brambles (Australia), parcel delivery services company Yamato Holdings (Japan) and mechanical engineering firm GEA Group (Germany) held back relative results. Shares of Brambles fell after the company issued a profit warning as sales and earnings growth came in below market consensus. Management cited US retail de-stocking as a key driver for the weak performance.

Stock selection in both the consumer staples and energy sectors further detracted from relative performance. Within the consumer staples sector, an overweight position in tobacco company Japan Tobacco (Japan) and health, hygiene and home products manufacturer Reckitt Benckiser (United Kingdom) hindered relative performance. There were no individual securities within the energy sector that were among the fund’s top relative detractors during the period.

Elsewhere, the fund’s overweight positions in telecommunications company KDDI (Japan) and advertising and marketing firm WPP (United Kingdom) dampened relative returns. Shares of WPP depreciated after the company reported account losses and lower-than-expected net organic sales growth due to a deceleration in the North American region. Additionally, not holding shares of financial services firm HSBC (United Kingdom), and the fund’s holdings of internet search engine and online computer games provider NAVER (b) (South Korea), further hindered relative returns.

The fund’s cash and/or cash equivalents position during the period was also a detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Contributors to Performance

Stock selection in both the health care and technology sectors contributed to relative results. Within the health care sector, not holding a position in weak-performing pharmaceutical company Teva Pharmaceutical Industries Ltd (Israel) benefited relative results. Within the technology sector, the fund’s position in online and mobile commerce company Alibaba Group Holding (b) aided relative performance. Shares of Alibaba Group advanced after the company reported greater-than-expected sales guidance and strong revenue results, driven by outperformance in the company’s core commerce and cloud computing services.

Other areas of relative strength included the fund’s overweight positions in financial services group DnB NOR (Norway), mining company Rio Tinto (United Kingdom), banking and financial services firm Intesa Sanpaolo (Italy), global banking group BNP Paribas (France), luxury goods company LVMH (France), paint and specialty chemicals manufacturer Akzo Nobel (Netherlands) and banking firm KBC Group (Belgium).

5

Management Review – continued

Avoiding shares of auto manufacturer Toyota Motor (Japan), which underperformed the benchmark, also helped. Shares of DnB NOR rose during the period after the company’s results came in ahead of market consensus, driven by lower-than-expected costs, a stronger capital position and improved dividend payout prospects.

Respectfully,

Portfolio Manager(s)
Jose Luis Garcia, Victoria Higley, and Thomas Melendez

(b)	Security is not a benchmark constituent.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

6

PERFORMANCE SUMMARY THROUGH 8/31/17

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

7

Performance Summary – continued

Total Returns through 8/31/17

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	1/02/97	16.66%	6.81%	1.55%
B	1/02/98	15.77%	6.01%	0.81%
C	1/02/98	15.74%	6.01%	0.81%
I	1/02/97	16.95%	7.08%	1.82%
R1	4/01/05	15.79%	6.01%	0.81%
R2	10/31/03	16.37%	6.55%	1.31%
R3	4/01/05	16.67%	6.82%	1.56%
R4	4/01/05	16.92%	7.08%	1.82%
R6	5/01/06	17.07%	7.19%	1.82%
529A	7/31/02	16.60%	6.79%	1.48%
529B	7/31/02	15.68%	5.96%	0.73%
529C	7/31/02	15.78%	5.97%	0.73%
Comparative benchmark(s)
MSCI EAFE Index (net div) (f)		17.64%	8.48%	1.62%
Average annual with sales charge
A With Initial Sales Charge (5.75%)		9.95%	5.55%	0.95%
B With CDSC (Declining over six years from 4% to 0%) (v)		11.77%	5.69%	0.81%
C With CDSC (1% for 12 months) (v)		14.74%	6.01%	0.81%
529A With initial Sales Charge (5.75%)		9.89%	5.53%	0.89%
529B With CDSC (Declining over six years from 4% to 0%) (v)		11.68%	5.64%	0.73%
529C With CDSC (1% for 12 months) (v)		14.78%	5.97%	0.73%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

On May 30, 2012, Class W shares were redesignated Class R5 shares. Total returns for Class R5 shares prior to May 30, 2012 reflect the performance history of Class W shares which had different fees and expenses than Class R5 shares. Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.

8

Performance Summary – continued

Benchmark Definition(s)

MSCI EAFE (Europe, Australasia, Far East) Index (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

9

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2017 through August 31, 2017

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2017 through August 31, 2017.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/17	Ending Account Value 8/31/17	Expenses Paid During Period (p) 3/01/17-8/31/17
A	Actual	1.09%	$1,000.00	$1,145.02	$5.89
	Hypothetical (h)	1.09%	$1,000.00	$1,019.71	$5.55
B	Actual	1.84%	$1,000.00	$1,140.99	$9.93
	Hypothetical (h)	1.84%	$1,000.00	$1,015.93	$9.35
C	Actual	1.84%	$1,000.00	$1,140.66	$9.93
	Hypothetical (h)	1.84%	$1,000.00	$1,015.93	$9.35
I	Actual	0.85%	$1,000.00	$1,146.43	$4.60
	Hypothetical (h)	0.85%	$1,000.00	$1,020.92	$4.33
R1	Actual	1.84%	$1,000.00	$1,140.53	$9.93
	Hypothetical (h)	1.84%	$1,000.00	$1,015.93	$9.35
R2	Actual	1.34%	$1,000.00	$1,144.07	$7.24
	Hypothetical (h)	1.34%	$1,000.00	$1,018.45	$6.82
R3	Actual	1.09%	$1,000.00	$1,145.22	$5.89
	Hypothetical (h)	1.09%	$1,000.00	$1,019.71	$5.55
R4	Actual	0.85%	$1,000.00	$1,146.73	$4.60
	Hypothetical (h)	0.85%	$1,000.00	$1,020.92	$4.33
R6	Actual	0.76%	$1,000.00	$1,147.02	$4.11
	Hypothetical (h)	0.76%	$1,000.00	$1,021.37	$3.87
529A	Actual	1.12%	$1,000.00	$1,145.06	$6.06
	Hypothetical (h)	1.12%	$1,000.00	$1,019.56	$5.70
529B	Actual	1.89%	$1,000.00	$1,139.85	$10.19
	Hypothetical (h)	1.89%	$1,000.00	$1,015.68	$9.60
529C	Actual	1.88%	$1,000.00	$1,140.98	$10.15
	Hypothetical (h)	1.88%	$1,000.00	$1,015.73	$9.55

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class 529A and Class 529C shares, this rebate reduced the expense ratios above by 0.02% and 0.01%, respectively. See Note 3 in the Notes to Financial Statements for additional information.

11

PORTFOLIO OF INVESTMENTS

8/31/17

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 98.5%
Issuer	Shares/Par	Value ($)
Airlines - 0.7%
Aena S.A.	123,521	$24,122,840
Malaysia Airports Holdings Berhad	11,248,700	23,706,428

		$47,829,268
Alcoholic Beverages - 0.5%
AmBev S.A., ADR	5,837,664	$36,543,777

Apparel Manufacturers - 1.3%
LVMH Moet Hennessy Louis Vuitton SE	359,069	$94,146,729

Automotive - 3.3%
GKN PLC	19,229,531	$79,296,779
Koito Manufacturing Co. Ltd.	1,217,700	75,874,335
USS Co. Ltd.	4,392,800	86,349,577

		$241,520,691
Broadcasting - 0.9%
WPP PLC	3,712,498	$68,168,997

Business Services - 3.2%
Amadeus IT Holding S.A.	1,108,161	$68,691,318
Cerved Information Solutions S.p.A.	1,822,697	20,537,449
Cognizant Technology Solutions Corp., “A”	1,530,089	108,284,399
Nomura Research, Inc.	981,400	38,207,959

		$235,721,125
Chemicals - 0.6%
Orica Ltd.	2,486,539	$40,185,778

Computer Software - 0.7%
Check Point Software Technologies Ltd. (a)	457,375	$51,166,541

Computer Software - Systems - 0.6%
EPAM Systems, Inc. (a)	535,506	$43,552,703

Construction - 2.0%
Techtronic Industries Co. Ltd.	12,825,500	$66,374,820
Toto Ltd.	2,043,300	77,784,241

		$144,159,061

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Consumer Products - 3.0%
L’Oréal	457,419	$96,573,240
Reckitt Benckiser Group PLC	1,336,578	126,721,148

		$223,294,388
Consumer Services - 0.3%
Ctrip.com International Ltd., ADR (a)	440,564	$22,667,018

Containers - 1.1%
Brambles Ltd.	11,142,376	$82,464,536

Electrical Equipment - 2.6%
Legrand S.A.	595,241	$41,722,666
Schneider Electric S.A.	1,827,771	147,371,758

		$189,094,424
Electronics - 2.7%
Broadcom Corp.	176,484	$44,486,322
Mellanox Technologies Ltd. (a)	873,653	41,018,009
Samsung Electronics Co. Ltd.	18,447	37,888,659
Taiwan Semiconductor Manufacturing Co. Ltd.	10,754,326	77,150,057

		$200,543,047
Energy - Independent - 1.3%
Cairn Energy PLC (a)	9,703,593	$21,519,344
Caltex Australia Ltd.	1,528,318	40,566,718
Oil Search Ltd.	6,932,174	36,977,003

		$99,063,065
Energy - Integrated - 2.9%
BP PLC	16,493,314	$94,939,434
Eni S.p.A.	3,945,157	61,853,100
Galp Energia SGPS S.A., “B”	3,322,811	55,022,989

		$211,815,523
Food & Beverages - 5.1%
Danone S.A.	1,610,548	$126,827,937
Nestle S.A.	2,972,169	252,136,137

		$378,964,074
Food & Drug Stores - 1.3%
Clicks Group Ltd.	1,697,772	$19,419,888
Sundrug Co. Ltd.	1,760,000	72,923,091

		$92,342,979

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Gaming & Lodging - 0.5%
Paddy Power Betfair PLC	377,015	$33,224,375

General Merchandise - 0.5%
Dollarama, Inc.	405,636	$39,977,275

Insurance - 6.6%
AIA Group Ltd.	20,063,200	$153,952,677
AMP Ltd.	13,114,450	53,169,183
Aon PLC	529,443	73,677,288
Hiscox Ltd.	3,937,846	65,076,159
Swiss Re Ltd.	580,125	52,540,650
Zurich Insurance Group AG	304,647	91,144,715

		$489,560,672
Internet - 1.6%
Alibaba Group Holding Ltd., ADR (a)	384,305	$66,000,541
NAVER Corp.	65,560	43,896,595
Scout24 AG	195,612	7,876,707

		$117,773,843
Machinery & Tools - 5.1%
Daikin Industries Ltd.	948,200	$94,832,938
GEA Group AG	1,656,726	72,973,272
Kubota Corp.	5,956,400	103,160,828
Ritchie Bros. Auctioneers, Inc.	1,072,247	31,873,320
Schindler Holding AG	355,416	76,127,479

		$378,967,837
Major Banks - 6.2%
Barclays PLC	27,342,629	$67,566,791
BNP Paribas	1,542,389	117,347,582
Erste Group Bank AG	1,377,305	58,198,087
Sumitomo Mitsui Financial Group, Inc.	2,035,000	76,154,000
UBS AG	8,275,565	136,351,141

		$455,617,601
Medical Equipment - 0.7%
Terumo Corp.	1,399,200	$54,091,963

Metals & Mining - 1.3%
Rio Tinto Ltd.	1,987,871	$96,304,431

Natural Gas - Distribution - 0.6%
China Resources Gas Group Ltd.	11,442,000	$40,353,857

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Natural Gas - Pipeline - 1.1%
APA Group	5,047,804	$35,552,974
Enbridge, Inc.	1,220,431	48,787,920

		$84,340,894
Network & Telecom - 0.5%
LM Ericsson Telephone Co., “B”	5,986,924	$35,089,331

Oil Services - 0.4%
Schlumberger Ltd.	513,703	$32,625,278

Other Banks & Diversified Financials - 8.8%
Aeon Credit Service Co. Ltd.	4,055,100	$85,982,063
Allied Irish Banks PLC	10,034,021	59,796,706
DnB NOR A.S.A.	3,807,955	74,363,096
HDFC Bank Ltd.	2,085,107	57,987,184
Intesa Sanpaolo S.p.A.	26,492,734	89,442,600
Julius Baer Group Ltd.	1,282,180	71,666,769
Jyske Bank A.S.	689,334	41,476,890
KBC Groep N.V.	900,382	73,990,521
Mastercard, Inc., “A”	717,506	95,643,550

		$650,349,379
Pharmaceuticals - 9.3%
Bayer AG	1,567,281	$200,570,354
Novartis AG	763,262	64,391,153
Novo Nordisk A.S., “B”	1,535,584	73,247,702
Roche Holding AG	857,133	217,646,265
Santen Pharmaceutical Co. Ltd.	6,718,500	104,259,435
Shionogi & Co. Ltd.	448,000	23,615,409

		$683,730,318
Printing & Publishing - 1.4%
RELX N.V.	4,839,196	$101,592,134

Real Estate - 3.1%
Grand City Properties S.A.	3,293,371	$71,746,902
LEG Immobilien AG	1,062,906	107,427,126
Mitsui Fudosan Co. Ltd.	2,371,800	51,304,320

		$230,478,348
Specialty Chemicals - 6.7%
Akzo Nobel N.V.	1,360,947	$124,426,774
Croda International PLC	1,621,617	80,563,436
Linde AG	611,728	117,281,766

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Specialty Chemicals - continued
Nippon Paint Holdings Co. Ltd.	1,154,900	$39,394,870
Sika AG	10,681	75,739,924
Symrise AG	826,365	60,402,052

		$497,808,822
Specialty Stores - 1.5%
Esprit Holdings Ltd. (a)	15,455,500	$8,946,544
JD.com, Inc., ADR (a)	873,059	36,589,902
Just Eat PLC (a)	4,197,579	36,149,762
Ryohin Keikaku Co. Ltd.	110,700	30,712,239

		$112,398,447
Telecommunications - Wireless - 4.1%
Advanced Info Service PLC	8,332,500	$47,051,461
Cellnex Telecom S.A.U.	2,622,778	58,589,732
KDDI Corp.	3,749,400	101,191,338
SoftBank Corp.	944,000	76,612,253
Vodafone Group PLC	7,187,867	20,578,323

		$304,023,107
Telephone Services - 0.4%
Com Hem Holding AB	1,971,087	$29,371,261

Tobacco - 1.3%
Japan Tobacco, Inc.	2,813,300	$96,322,929

Trucking - 0.9%
Yamato Holdings Co. Ltd.	2,970,400	$63,333,948

Utilities - Electric Power - 1.8%
CLP Holdings Ltd.	4,865,500	$51,385,947
Enel S.p.A.	13,984,606	84,654,997

		$136,040,944
Total Common Stocks (Identified Cost, $6,426,596,670)		$7,266,620,718

Investment Companies (h) - 1.3%
Money Market Funds - 1.3%
MFS Institutional Money Market Portfolio, 1.11% (v) (Identified Cost, $97,839,502)	97,839,200	$97,839,200

Other Assets, Less Liabilities - 0.2%		16,708,647
Net Assets - 100.0%		$7,381,168,565

16

Portfolio of Investments – continued

(a)	Non-income producing security.
(h)	An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $97,839,200 and $7,266,620,718, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
PLC	Public Limited Company

See Notes to Financial Statements

17

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/17

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $6,426,596,670)	$7,266,620,718
Investments in affiliated issuers, at value (identified cost, $97,839,502)	97,839,200
Cash	320,096
Foreign currency, at value (identified cost, $1,187,910)	1,185,531
Receivables for
Investments sold	62,893,466
Fund shares sold	14,451,986
Interest and dividends	29,890,856
Other assets	6,251
Total assets	$7,473,208,104
Liabilities
Payables for
Investments purchased	$82,513,413
Fund shares reacquired	6,798,467
Payable to affiliates
Investment adviser	284,978
Shareholder servicing costs	703,526
Distribution and service fees	16,569
Program manager fee	40
Payable for independent Trustees’ compensation	644
Deferred country tax expense payable	725,177
Accrued expenses and other liabilities	996,725
Total liabilities	$92,039,539
Net assets	$7,381,168,565
Net assets consist of
Paid-in capital	$6,843,431,250
Unrealized appreciation (depreciation) (net of $725,177 deferred country tax)	839,968,033
Accumulated net realized gain (loss)	(409,272,603)
Undistributed net investment income	107,041,885
Net assets	$7,381,168,565
Shares of beneficial interest outstanding	405,965,613

18

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$693,537,910	38,181,745	$18.16
Class B	6,228,407	356,332	17.48
Class C	48,570,384	2,852,077	17.03
Class I	1,099,133,776	58,495,416	18.79
Class R1	2,089,101	124,344	16.80
Class R2	132,988,185	7,579,335	17.55
Class R3	91,653,482	5,098,289	17.98
Class R4	63,884,478	3,508,653	18.21
Class R6	5,228,376,667	288,926,275	18.10
Class 529A	10,464,475	586,570	17.84
Class 529B	386,101	22,990	16.79
Class 529C	3,855,599	233,587	16.51

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $19.27 [100 / 94.25 x $18.16] and $18.93 [100 / 94.25 x $17.84], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R6, and 529A.

See Notes to Financial Statements

19

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/17

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$183,683,643
Income on securities loaned	668,816
Dividends from affiliated issuers	385,762
Other	15,945
Interest	8,258
Foreign taxes withheld	(16,018,631)
Total investment income	$168,743,793
Expenses
Management fee	$48,656,249
Distribution and service fees	3,646,555
Shareholder servicing costs	3,575,321
Program manager fees	13,380
Administrative services fee	640,808
Independent Trustees’ compensation	98,191
Custodian fee	948,531
Reimbursement of custodian expenses	(222,629)
Shareholder communications	826,044
Audit and tax fees	89,809
Legal fees	71,016
Miscellaneous	329,827
Total expenses	$58,673,102
Reduction of expenses by investment adviser and distributor	(977,161)
Net expenses	$57,695,941
Net investment income (loss)	$111,047,852
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $8,127 country tax)	$149,964,726
Affiliated issuers	(3,870)
Foreign currency	(2,824,133)
Net realized gain (loss)	$147,136,723
Change in unrealized appreciation (depreciation)
Unaffiliated issuers (net of $725,177 increase in deferred country tax)	$805,420,965
Affiliated issuers	(302)
Translation of assets and liabilities in foreign currencies	825,381
Net unrealized gain (loss)	$806,246,044
Net realized and unrealized gain (loss)	$953,382,767
Change in net assets from operations	$1,064,430,619

See Notes to Financial Statements

20

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	8/31/17	8/31/16
Change in net assets
From operations
Net investment income (loss)	$111,047,852	$123,556,405
Net realized gain (loss)	147,136,723	(194,900,147)
Net unrealized gain (loss)	806,246,044	(41,757,937)
Change in net assets from operations	$1,064,430,619	$(113,101,679)
Distributions declared to shareholders
From net investment income	$(123,095,420)	$(126,270,222)
Change in net assets from fund share transactions	$1,950,464	$(697,216,021)
Total change in net assets	$943,285,663	$(936,587,922)
Net assets
At beginning of period	6,437,882,902	7,374,470,824
At end of period (including undistributed net investment income of $107,041,885 and $121,964,273, respectively)	$7,381,168,565	$6,437,882,902

See Notes to Financial Statements

21

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended
	8/31/17		8/31/16	8/31/15	8/31/14	8/31/13
Net asset value, beginning of period	$15.83		$16.34	$18.06	$16.25	$14.25
Income (loss) from investment operations
Net investment income (loss) (d)	$0.20	(c)	$0.25	$0.26	$0.40	$0.26
Net realized and unrealized gain (loss)	2.39		(0.50)	(1.60)	1.64	2.01
Total from investment operations	$2.59		$(0.25)	$(1.34)	$2.04	$2.27
Less distributions declared to shareholders
From net investment income	$(0.26)		$(0.26)	$(0.38)	$(0.23)	$(0.27)
Net asset value, end of period (x)	$18.16		$15.83	$16.34	$18.06	$16.25
Total return (%) (r)(s)(t)(x)	16.66	(c)	(1.50)	(7.44)	12.60	16.08
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.12	(c)	1.14	1.13	1.13	1.18
Expenses after expense reductions (f)	1.10	(c)	1.11	1.09	1.11	1.18
Net investment income (loss)	1.25	(c)	1.62	1.53	2.24	1.65
Portfolio turnover	33		40	28	27	32
Net assets at end of period (000 omitted)	$693,538		$971,630	$1,178,013	$1,184,927	$1,108,795
See Notes to Financial Statements

22

Financial Highlights – continued

Class B	Year ended
	8/31/17		8/31/16	8/31/15	8/31/14	8/31/13
Net asset value, beginning of period	$15.21		$15.65	$17.26	$15.52	$13.59
Income (loss) from investment operations
Net investment income (loss) (d)	$0.10	(c)	$0.12	$0.12	$0.25	$0.12
Net realized and unrealized gain (loss)	2.28		(0.47)	(1.52)	1.57	1.94
Total from investment operations	$2.38		$(0.35)	$(1.40)	$1.82	$2.06
Less distributions declared to shareholders
From net investment income	$(0.11)		$(0.09)	$(0.21)	$(0.08)	$(0.13)
Net asset value, end of period (x)	$17.48		$15.21	$15.65	$17.26	$15.52
Total return (%) (r)(s)(t)(x)	15.77	(c)	(2.20)	(8.15)	11.77	15.27
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.87	(c)	1.89	1.88	1.88	1.93
Expenses after expense reductions (f)	1.85	(c)	1.86	1.84	1.86	1.93
Net investment income (loss)	0.61	(c)	0.82	0.70	1.46	0.83
Portfolio turnover	33		40	28	27	32
Net assets at end of period (000 omitted)	$6,228		$7,967	$11,228	$16,932	$19,751

Class C	Year ended
	8/31/17		8/31/16	8/31/15	8/31/14	8/31/13
Net asset value, beginning of period	$14.85		$15.31	$16.93	$15.26	$13.39
Income (loss) from investment operations
Net investment income (loss) (d)	$0.10	(c)	$0.12	$0.12	$0.25	$0.13
Net realized and unrealized gain (loss)	2.21		(0.45)	(1.50)	1.54	1.90
Total from investment operations	$2.31		$(0.33)	$(1.38)	$1.79	$2.03
Less distributions declared to shareholders
From net investment income	$(0.13)		$(0.13)	$(0.24)	$(0.12)	$(0.16)
Net asset value, end of period (x)	$17.03		$14.85	$15.31	$16.93	$15.26
Total return (%) (r)(s)(t)(x)	15.74	(c)	(2.16)	(8.17)	11.74	15.22
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.87	(c)	1.89	1.88	1.88	1.93
Expenses after expense reductions (f)	1.85	(c)	1.86	1.84	1.86	1.93
Net investment income (loss)	0.64	(c)	0.85	0.76	1.50	0.87
Portfolio turnover	33		40	28	27	32
Net assets at end of period (000 omitted)	$48,570		$62,124	$77,442	$91,487	$86,793

See Notes to Financial Statements

23

Financial Highlights – continued

Class I	Year ended
	8/31/17		8/31/16	8/31/15	8/31/14	8/31/13
Net asset value, beginning of period	$16.38		$16.90	$18.66	$16.78	$14.71
Income (loss) from investment operations
Net investment income (loss) (d)	$0.30	(c)	$0.30	$0.32	$0.46	$0.31
Net realized and unrealized gain (loss)	2.42		(0.51)	(1.66)	1.69	2.06
Total from investment operations	$2.72		$(0.21)	$(1.34)	$2.15	$2.37
Less distributions declared to shareholders
From net investment income	$(0.31)		$(0.31)	$(0.42)	$(0.27)	$(0.30)
Net asset value, end of period (x)	$18.79		$16.38	$16.90	$18.66	$16.78
Total return (%) (r)(s)(t)(x)	16.95	(c)	(1.24)	(7.19)	12.89	16.32
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.87	(c)	0.89	0.88	0.88	0.93
Expenses after expense reductions (f)	0.86	(c)	0.86	0.84	0.86	0.93
Net investment income (loss)	1.79	(c)	1.86	1.80	2.51	1.89
Portfolio turnover	33		40	28	27	32
Net assets at end of period (000 omitted)	$1,099,134		$2,187,011	$2,410,936	$2,194,432	$1,834,498

Class R1	Year ended
	8/31/17		8/31/16	8/31/15	8/31/14	8/31/13
Net asset value, beginning of period	$14.63		$15.08	$16.69	$15.02	$13.17
Income (loss) from investment operations
Net investment income (loss) (d)	$0.09	(c)	$0.11	$0.11	$0.24	$0.12
Net realized and unrealized gain (loss)	2.20		(0.44)	(1.47)	1.52	1.87
Total from investment operations	$2.29		$(0.33)	$(1.36)	$1.76	$1.99
Less distributions declared to shareholders
From net investment income	$(0.12)		$(0.12)	$(0.25)	$(0.09)	$(0.14)
Net asset value, end of period (x)	$16.80		$14.63	$15.08	$16.69	$15.02
Total return (%) (r)(s)(t)(x)	15.79	(c)	(2.19)	(8.18)	11.73	15.24
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.87	(c)	1.89	1.88	1.88	1.93
Expenses after expense reductions (f)	1.85	(c)	1.86	1.84	1.86	1.93
Net investment income (loss)	0.61	(c)	0.78	0.72	1.47	0.85
Portfolio turnover	33		40	28	27	32
Net assets at end of period (000 omitted)	$2,089		$2,418	$3,509	$4,243	$4,034

See Notes to Financial Statements

24

Financial Highlights – continued

Class R2	Year ended
	8/31/17		8/31/16	8/31/15	8/31/14	8/31/13
Net asset value, beginning of period	$15.31		$15.80	$17.48	$15.75	$13.83
Income (loss) from investment operations
Net investment income (loss) (d)	$0.17	(c)	$0.21	$0.22	$0.36	$0.21
Net realized and unrealized gain (loss)	2.30		(0.48)	(1.56)	1.57	1.95
Total from investment operations	$2.47		$(0.27)	$(1.34)	$1.93	$2.16
Less distributions declared to shareholders
From net investment income	$(0.23)		$(0.22)	$(0.34)	$(0.20)	$(0.24)
Net asset value, end of period (x)	$17.55		$15.31	$15.80	$17.48	$15.75
Total return (%) (r)(s)(t)(x)	16.37	(c)	(1.69)	(7.69)	12.32	15.79
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.37	(c)	1.39	1.38	1.38	1.43
Expenses after expense reductions (f)	1.35	(c)	1.36	1.34	1.36	1.43
Net investment income (loss)	1.10	(c)	1.38	1.29	2.06	1.41
Portfolio turnover	33		40	28	27	32
Net assets at end of period (000 omitted)	$132,988		$152,133	$169,812	$182,466	$136,444

Class R3	Year ended
	8/31/17		8/31/16	8/31/15	8/31/14	8/31/13
Net asset value, beginning of period	$15.67		$16.16	$17.86	$16.08	$14.10
Income (loss) from investment operations
Net investment income (loss) (d)	$0.22	(c)	$0.24	$0.25	$0.40	$0.25
Net realized and unrealized gain (loss)	2.35		(0.48)	(1.58)	1.61	2.00
Total from investment operations	$2.57		$(0.24)	$(1.33)	$2.01	$2.25
Less distributions declared to shareholders
From net investment income	$(0.26)		$(0.25)	$(0.37)	$(0.23)	$(0.27)
Net asset value, end of period (x)	$17.98		$15.67	$16.16	$17.86	$16.08
Total return (%) (r)(s)(t)(x)	16.67	(c)	(1.47)	(7.44)	12.56	16.13
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.12	(c)	1.14	1.13	1.13	1.18
Expenses after expense reductions (f)	1.10	(c)	1.11	1.09	1.11	1.18
Net investment income (loss)	1.37	(c)	1.59	1.46	2.28	1.63
Portfolio turnover	33		40	28	27	32
Net assets at end of period (000 omitted)	$91,653		$126,980	$165,656	$229,232	$195,358

See Notes to Financial Statements

25

Financial Highlights – continued

Class R4	Year ended
	8/31/17		8/31/16	8/31/15	8/31/14	8/31/13
Net asset value, beginning of period	$15.86		$16.36	$18.09	$16.27	$14.26
Income (loss) from investment operations
Net investment income (loss) (d)	$0.28	(c)	$0.30	$0.29	$0.45	$0.25
Net realized and unrealized gain (loss)	2.35		(0.50)	(1.60)	1.63	2.06
Total from investment operations	$2.63		$(0.20)	$(1.31)	$2.08	$2.31
Less distributions declared to shareholders
From net investment income	$(0.28)		$(0.30)	$(0.42)	$(0.26)	$(0.30)
Net asset value, end of period (x)	$18.21		$15.86	$16.36	$18.09	$16.27
Total return (%) (r)(s)(t)(x)	16.92	(c)	(1.20)	(7.26)	12.87	16.42
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.87	(c)	0.89	0.88	0.88	0.93
Expenses after expense reductions (f)	0.86	(c)	0.86	0.85	0.86	0.93
Net investment income (loss)	1.73	(c)	1.93	1.70	2.54	1.60
Portfolio turnover	33		40	28	27	32
Net assets at end of period (000 omitted)	$63,884		$148,243	$343,475	$546,069	$470,915

Class R6	Year ended
	8/31/17		8/31/16	8/31/15	8/31/14	8/31/13
Net asset value, beginning of period	$15.79		$16.30	$18.02	$16.21	$14.20
Income (loss) from investment operations
Net investment income (loss) (d)	$0.28	(c)	$0.31	$0.32	$0.46	$0.33
Net realized and unrealized gain (loss)	2.36		(0.50)	(1.60)	1.64	1.99
Total from investment operations	$2.64		$(0.19)	$(1.28)	$2.10	$2.32
Less distributions declared to shareholders
From net investment income	$(0.33)		$(0.32)	$(0.44)	$(0.29)	$(0.31)
Net asset value, end of period (x)	$18.10		$15.79	$16.30	$18.02	$16.21
Total return (%) (r)(s)(t)(x)	17.07	(c)	(1.13)	(7.13)	13.01	16.50
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.77	(c)	0.79	0.79	0.79	0.81
Expenses after expense reductions (f)	0.76	(c)	0.76	0.75	0.77	0.81
Net investment income (loss)	1.72	(c)	2.02	1.88	2.62	2.09
Portfolio turnover	33		40	28	27	32
Net assets at end of period (000 omitted)	$5,228,377		$2,766,544	$3,010,863	$2,955,339	$2,331,325

See Notes to Financial Statements

26

Financial Highlights – continued

Class 529A	Year ended
	8/31/17		8/31/16	8/31/15	8/31/14	8/31/13
Net asset value, beginning of period	$15.61		$16.12	$17.81	$16.03	$14.06
Income (loss) from investment operations
Net investment income (loss) (d)	$0.23	(c)	$0.19	$0.26	$0.39	$0.25
Net realized and unrealized gain (loss)	2.31		(0.44)	(1.58)	1.62	1.98
Total from investment operations	$2.54		$(0.25)	$(1.32)	$2.01	$2.23
Less distributions declared to shareholders
From net investment income	$(0.31)		$(0.26)	$(0.37)	$(0.23)	$(0.26)
Net asset value, end of period (x)	$17.84		$15.61	$16.12	$17.81	$16.03
Total return (%) (r)(s)(t)(x)	16.60	(c)	(1.52)	(7.43)	12.57	16.05
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.22	(c)	1.23	1.23	1.23	1.28
Expenses after expense reductions (f)	1.13	(c)	1.13	1.12	1.14	1.21
Net investment income (loss)	1.39	(c)	1.22	1.51	2.22	1.62
Portfolio turnover	33		40	28	27	32
Net assets at end of period (000 omitted)	$10,464		$9,101	$2,419	$2,428	$2,105

Class 529B	Year ended
	8/31/17		8/31/16	8/31/15	8/31/14	8/31/13
Net asset value, beginning of period	$14.78		$15.19	$16.80	$15.14	$13.25
Income (loss) from investment operations
Net investment income (loss) (d)	$0.09	(c)	$0.05	$0.10	$0.25	$0.12
Net realized and unrealized gain (loss)	2.18		(0.39)	(1.47)	1.52	1.88
Total from investment operations	$2.27		$(0.34)	$(1.37)	$1.77	$2.00
Less distributions declared to shareholders
From net investment income	$(0.26)		$(0.07)	$(0.24)	$(0.11)	$(0.11)
Net asset value, end of period (x)	$16.79		$14.78	$15.19	$16.80	$15.14
Total return (%) (r)(s)(t)(x)	15.68	(c)	(2.25)	(8.17)	11.71	15.15
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.97	(c)	1.98	1.98	1.98	2.03
Expenses after expense reductions (f)	1.90	(c)	1.90	1.89	1.91	1.98
Net investment income (loss)	0.58	(c)	0.37	0.63	1.49	0.82
Portfolio turnover	33		40	28	27	32
Net assets at end of period (000 omitted)	$386		$434	$138	$192	$188

See Notes to Financial Statements

27

Financial Highlights – continued

Class 529C	Year ended
	8/31/17		8/31/16	8/31/15	8/31/14	8/31/13
Net asset value, beginning of period	$14.53		$15.01	$16.61	$14.98	$13.17
Income (loss) from investment operations
Net investment income (loss) (d)	$0.10	(c)	$0.07	$0.11	$0.23	$0.12
Net realized and unrealized gain (loss)	2.15		(0.41)	(1.46)	1.52	1.86
Total from investment operations	$2.25		$(0.34)	$(1.35)	$1.75	$1.98
Less distributions declared to shareholders
From net investment income	$(0.27)		$(0.14)	$(0.25)	$(0.12)	$(0.17)
Net asset value, end of period (x)	$16.51		$14.53	$15.01	$16.61	$14.98
Total return (%) (r)(s)(t)(x)	15.78	(c)	(2.28)	(8.17)	11.68	15.17
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.97	(c)	1.99	1.98	1.98	2.03
Expenses after expense reductions (f)	1.89	(c)	1.90	1.89	1.91	1.98
Net investment income (loss)	0.63	(c)	0.47	0.72	1.43	0.81
Portfolio turnover	33		40	28	27	32
Net assets at end of period (000 omitted)	$3,856		$3,298	$980	$1,098	$950

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher. See Note 2 in the Notes to Financial Statements for additional information.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

28

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Research International Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. The fund has adopted the Rule’s Regulation S-X amendments and believes that the fund’s financial statements are in compliance with those amendments.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or

29

Notes to Financial Statements – continued

exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to

30

Notes to Financial Statements – continued

measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2017 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
Japan	$1,352,107,736	$—	$—	$1,352,107,736
Switzerland	1,037,744,232	—	—	1,037,744,232
United Kingdom	756,884,605	—	—	756,884,605
Germany	638,278,179	—	—	638,278,179
France	623,989,912	—	—	623,989,912
United States	439,287,547	—	—	439,287,547
Australia	288,916,191	—	—	288,916,191
Hong Kong	280,659,988	—	—	280,659,988
Italy	256,488,147	—	—	256,488,147
Other Countries	1,545,212,720	47,051,461	—	1,592,264,181
Mutual Funds	97,839,200	—	—	97,839,200
Total	$7,317,408,457	$47,051,461	$—	$7,364,459,918

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount

31

Notes to Financial Statements – continued

typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At August 31, 2017, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Reimbursement of Expenses by Custodian – In December 2015, the fund’s custodian (or former custodian), State Street Bank and Trust Company, announced that it intended to reimburse its asset servicing clients for expense amounts that it billed in error during the period 1998 through 2015. The amount of this one-time reimbursement attributable to the fund is reflected as “Reimbursement of custodian expenses” in the Statement of Operations.

32

Notes to Financial Statements – continued

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 8/31/17	Year ended 8/31/16
Ordinary income (including any short-term capital gains)	$123,095,420	$126,270,222

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/17
Cost of investments	$6,549,962,756
Gross appreciation	1,120,757,591
Gross depreciation	(306,260,429)
Net unrealized appreciation (depreciation)	$814,497,162
Undistributed ordinary income	107,377,778
Capital loss carryforwards	(384,347,670)
Other temporary differences	210,045

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after August 31, 2011 may be

33

Notes to Financial Statements – continued

carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of August 31, 2017, the fund had capital loss carryforwards available to offset future realized gains as follows:

Pre-enactment losses which expire as follows:
8/31/18	$(268,624,124)

Post-enactment losses which are characterized as follows:
Long-Term	$(115,723,546)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 8/31/17	Year ended 8/31/16
Class A	$14,801,129	$18,519,876
Class B	52,252	64,227
Class C	520,875	617,527
Class I	42,606,302	44,201,313
Class R1	17,739	24,774
Class R2	2,122,150	2,349,821
Class R3	1,806,343	2,419,727
Class R4	2,074,905	6,237,275
Class R6	58,847,369	51,787,408
Class 529A	178,025	38,977
Class 529B	7,154	507
Class 529C	61,177	8,790
Total	$123,095,420	$126,270,222

34

Notes to Financial Statements – continued

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. For the period from September 1, 2016 through December 28, 2016, the management fee was computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1 billion of average daily net assets	0.80%
Average daily net assets in excess of $2 billion	0.70%

The investment adviser had agreed in writing to reduce its management fee to 0.60% of average daily net assets in excess of $5 billion up to $10 billion and 0.55% of average daily net assets in excess of $10 billion. This written agreement terminated on December 28, 2016. For the period from September 1, 2016 through December 28, 2016, this management fee reduction amounted to $451,215, which is included in the reduction of total expenses in the Statement of Operations.

Effective December 29, 2016, the management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Average daily net assets in excess of $1 billion up to $2 billion	0.80%
Average daily net assets in excess of $2 billion up to $5 billion	0.70%
Average daily net assets in excess of $5 billion up to $10 billion	0.60%
Average daily net assets in excess of $10 billion	0.55%

MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended August 31, 2017, this management fee reduction amounted to $508,201, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2017 was equivalent to an annual effective rate of 0.71% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $61,521 and $4,611 for the year ended August 31, 2017, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

35

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$1,984,647
Class B	0.75%	0.25%	1.00%	1.00%	68,782
Class C	0.75%	0.25%	1.00%	1.00%	544,662
Class R1	0.75%	0.25%	1.00%	1.00%	21,540
Class R2	0.25%	0.25%	0.50%	0.50%	698,350
Class R3	—	0.25%	0.25%	0.25%	266,015
Class 529A	—	0.25%	0.25%	0.23%	23,747
Class 529B	0.75%	0.25%	1.00%	1.00%	3,981
Class 529C	0.75%	0.25%	1.00%	0.99%	34,831
Total Distribution and Service Fees					$3,646,555

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2017 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended August 31, 2017, this rebate amounted to $8,229, $101, $195, $15, $44, $2,135, $2, and $334 for Class A, Class B, Class C, Class R2, Class R3, Class 529A, Class 592B, and Class 529C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2017, were as follows:

Amount
Class A	$2,825
Class B	9,227
Class C	2,077
Class 529B	134
Class 529C	104

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. MFD has agreed to waive a portion of this fee in an amount equal to 0.05% of the average daily net assets for each 529 share class. This waiver agreement will expire on December 31, 2018, unless MFD elects to extend the waiver. For the year ended

36

Notes to Financial Statements – continued

August 31, 2017, this waiver amounted to $6,690 and is included in the reduction of total expenses in the Statement of Operations. The program manager fee incurred for the year ended August 31, 2017 was equivalent to an annual effective rate of 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees and waivers for the year ended August 31, 2017, were as follows:

	Fee	Waiver
Class 529A	$9,499	$4,749
Class 529B	398	199
Class 529C	3,483	1,742
Total Program Manager Fees and Waivers	$13,380	$6,690

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2017, the fee was $243,258, which equated to 0.0036% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended August 31, 2017, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $3,332,063.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2017 was equivalent to an annual effective rate of 0.0096% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $247 and is included in “Independent Trustees’ compensation” in

37

Notes to Financial Statements – continued

the Statement of Operations for the year ended August 31, 2017. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $631 at August 31, 2017, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended August 31, 2017, the fee paid by the fund under this agreement was $12,341 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

On March 16, 2016, MFS purchased 1,975 shares of Class I for an aggregate amount of $30,679. On March 16, 2017, MFS redeemed 1,606 shares of Class I for an aggregate amount of $27,153.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. Under this policy, cross-trades are effected at current market prices with no remuneration paid in connection with the transaction. During the year ended August 31, 2017, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $17,296,930 and $12,221,177, respectively. The sales transactions resulted in net realized gains (losses) of $2,271,552.

(4) Portfolio Securities

For the year ended August 31, 2017, purchases and sales of investments, other than short-term obligations, aggregated $2,200,986,303 and $2,259,314,641, respectively.

38

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/17		Year ended 8/31/16
	Shares	Amount	Shares	Amount
Shares sold
Class A	8,582,981	$138,223,182	21,545,595	$328,659,059
Class B	34,564	554,571	48,030	723,144
Class C	253,541	3,952,051	430,840	6,267,357
Class I	42,721,875	720,116,950	35,918,662	572,047,523
Class R1	16,068	246,173	23,930	338,866
Class R2	1,287,477	20,166,349	1,950,959	29,032,110
Class R3	1,343,734	21,647,695	1,552,694	23,658,689
Class R4	1,102,171	17,981,607	4,587,268	70,247,582
Class R6	132,775,681	2,295,191,131	27,737,532	423,125,363
Class 529A	82,941	1,344,959	494,224	7,503,100
Class 529B	1,775	27,433	25,855	372,212
Class 529C	34,844	515,747	181,957	2,575,360
	188,237,652	$3,219,967,848	94,497,546	$1,464,550,365

Shares issued to shareholders in reinvestment of distributions
Class A	753,070	$11,612,342	967,727	$15,135,244
Class B	2,923	43,611	3,595	54,285
Class C	22,145	321,994	24,676	363,730
Class I	2,119,423	33,762,412	2,154,640	34,797,443
Class R1	1,232	17,670	1,698	24,674
Class R2	135,578	2,022,831	148,079	2,243,401
Class R3	118,371	1,806,343	156,313	2,419,727
Class R4	134,339	2,072,857	394,308	6,166,970
Class R6	3,829,739	58,709,900	3,318,907	51,642,198
Class 529A	11,741	177,872	2,497	38,505
Class 529B	499	7,154	35	507
Class 529C	4,342	61,177	609	8,790
	7,133,402	$110,616,163	7,173,084	$112,895,474

39

Notes to Financial Statements – continued

	Year ended 8/31/17		Year ended 8/31/16
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(32,516,368)	$(523,334,043)	(33,256,347)	$(505,503,605)
Class B	(205,001)	(3,230,732)	(245,306)	(3,634,091)
Class C	(1,608,153)	(25,050,058)	(1,328,603)	(19,307,729)
Class I	(119,850,510)	(2,144,302,000)	(47,251,025)	(747,130,180)
Class R1	(58,236)	(871,875)	(92,952)	(1,312,230)
Class R2	(3,781,953)	(59,658,034)	(2,907,635)	(43,313,201)
Class R3	(4,467,029)	(72,551,216)	(3,856,903)	(58,609,686)
Class R4	(7,076,802)	(118,677,345)	(16,622,063)	(263,940,004)
Class R6	(22,885,746)	(378,877,194)	(40,593,179)	(630,552,683)
Class 529A	(91,229)	(1,471,469)	(63,717)	(975,004)
Class 529B	(8,674)	(132,298)	(5,596)	(82,184)
Class 529C	(32,507)	(477,283)	(20,939)	(301,263)
	(192,582,208)	$(3,328,633,547)	(146,244,265)	$(2,274,661,860)

Net change
Class A	(23,180,317)	$(373,498,519)	(10,743,025)	$(161,709,302)
Class B	(167,514)	(2,632,550)	(193,681)	(2,856,662)
Class C	(1,332,467)	(20,776,013)	(873,087)	(12,676,642)
Class I	(75,009,212)	(1,390,422,638)	(9,177,723)	(140,285,214)
Class R1	(40,936)	(608,032)	(67,324)	(948,690)
Class R2	(2,358,898)	(37,468,854)	(808,597)	(12,037,690)
Class R3	(3,004,924)	(49,097,178)	(2,147,896)	(32,531,270)
Class R4	(5,840,292)	(98,622,881)	(11,640,487)	(187,525,452)
Class R6	113,719,674	1,975,023,837	(9,536,740)	(155,785,122)
Class 529A	3,453	51,362	433,004	6,556,601
Class 529B	(6,400)	(97,711)	20,294	290,535
Class 529C	6,679	99,641	161,627	2,282,887
	2,788,846	$1,950,464	(44,573,635)	$(697,216,021)

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS International Diversification Fund, the MFS Moderate Allocation Fund, the MFS Growth Allocation Fund, the MFS Aggressive Growth Allocation Fund, and the MFS Conservative Allocation Fund were the owners of record of approximately 35%, 5%, 5%, 2%, and 2%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, the MFS Lifetime 2060 Fund, and the MFS Lifetime Income Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

40

Notes to Financial Statements – continued

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended August 31, 2017, the fund’s commitment fee and interest expense were $46,492 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Affiliated Issuer		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		41,698,907	1,044,745,594	(988,605,301)	97,839,200

Affiliated Issuer	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(3,870)	$(302)	$—	$385,762	$97,839,200

41

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust I and Shareholders of MFS Research International Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Research International Fund (the Fund) (one of the series constituting the MFS Series Trust I) as of August 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Research International Fund (one of the series constituting the MFS Series Trust I) at August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 17, 2017

42

RESULTS OF SHAREHOLDER MEETING

(unaudited)

At a special meeting of shareholders of MFS Series Trust I, which was held on March 23, 2017, the following action was taken:

Item 1: To elect the following individuals as Trustees:

	Number of Dollars
Nominee	For	Withheld Authority
Steven E. Buller	40,448,016,134.453	372,137,248.376
John A. Caroselli	40,455,058,441.389	365,094,941.560
Maureen R. Goldfarb	40,458,621,672.449	361,531,746.940
David H. Gunning	40,369,558,961.219	450,594,312.051
Michael Hegarty	40,379,783,468.714	440,369,950.676
John P. Kavanaugh	40,453,732,784.104	366,420,708.405
Robert J. Manning	40,424,010,964.586	396,142,308.684
Clarence Otis, Jr.	40,441,919,324.712	378,234,043.007
Maryanne L. Roepke	40,471,040,575.143	349,112,917.026
Robin A. Stelmach	40,459,908,730.475	360,244,615.574
Laurie J. Thomsen	40,426,270,790.416	393,882,628.973

43

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2017, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 53)	Trustee	February 2004	136	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 56)	Trustee	January 2014	136	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 75)	Trustee and Chair of Trustees	January 2004	136	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman (until 2013)

44

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Steven E. Buller (age 66)	Trustee	February 2014	136	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
John A. Caroselli (age 63)	Trustee	March 2017	136	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 62)	Trustee	January 2009	136	Private investor	N/A
Michael Hegarty (age 72)	Trustee	December 2004	136	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 62)	Trustee and Vice Chair of Trustees	January 2009	136	Private investor	N/A
Clarence Otis, Jr. (age 61)	Trustee	March 2017	136	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

45

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Maryanne L. Roepke (age 61)	Trustee	May 2014	136	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 60)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kino Clark (k) (age 49)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 50)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)
Thomas H. Connors (k) (age 58)	Assistant Secretary and Assistant Clerk	September 2012	136	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)

46

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Ethan D. Corey (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (age 49)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 50)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)
Brian E. Langenfeld (k) (age 44)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Susan A. Pereira (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Kasey L. Phillips (k) (age 46)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)
Matthew A. Stowe (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Frank L. Tarantino (age 73)	Independent Senior Officer	June 2004	136	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2007	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

47

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Martin J. Wolin (k) (age 50)	Chief Compliance Officer	July 2015	136	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)
James O. Yost (k) (age 57)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kavanaugh and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

48

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Claredon Street Boston, MA 02116
Portfolio Manager(s)
Jose Luis Garcia
Victoria Higley
Thomas Melendez

49

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2017 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2016 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory,

50

Board Review of Investment Advisory Agreement – continued

administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2016, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 4th quintile for each of the one- and five-year periods ended December 31, 2016 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance. In addition, the Trustees requested that they receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by

51

Board Review of Investment Advisory Agreement – continued

Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion, $2 billion, $5 billion and $10 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

52

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2017.

53

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Mutual Funds” and then choose the fund’s name in the “Select a fund” menu.

54

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2017 income tax forms in January 2018. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

Income derived from foreign sources was $166,340,964. The fund intends to pass through foreign tax credits of $14,613,028 for the fiscal year.

55

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

56

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

57

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

August 31, 2017

MFS® TECHNOLOGY FUND

SCT-ANN

MFS® TECHNOLOGY FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Despite policy uncertainty accompanying a new presidential administration in the United States and unease over ongoing Brexit negotiations, most markets have proved resilient. U.S. share prices have reached new highs in recent months although the U.S. Federal Reserve has continued to gradually hike interest rates. However, rates in most developed markets remain very low, with major non-U.S. central banks just beginning to contemplate curbing accommodative monetary policies.

Globally, we’ve experienced a year-long synchronized upturn in economic growth. Despite better growth, there are few immediate signs of worrisome inflation amid muted wage gains around the world. Europe has benefited from diminishing event risks as populist challengers fell short of upsetting establishment candidates in both the Dutch and French elections. Emerging market economies have been boosted in part by a weaker U.S. dollar and are recovering despite lingering concerns over the potential for restrictive U.S. trade policies that could hamper global trade growth. Looking ahead, markets will have to contend with issues involving geopolitical hot spots on the Korean peninsula and in the Middle East.

At MFS®, we believe time is an asset. A patient, long-term approach to investing can have a powerful impact on decision making and outcomes. Time arbitrage, as we call it, comes down to having the conviction and discipline to allow enough time for good investment ideas to play out. In our view, such an approach, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

October 17, 2017

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Alphabet, Inc., “A”	10.0%
Facebook, Inc., “A”	9.6%
Amazon.com, Inc.	5.8%
Microsoft Corp.	4.2%
DXC Technology Co.	3.9%
Salesforce.com, Inc.	3.9%
Adobe Systems, Inc.	3.6%
Visa, Inc., “A”	3.6%
Apple, Inc.	2.9%
Mastercard, Inc., “A”	2.6%

Top five industries
Internet	24.2%
Business Services	14.7%
Computer Software	13.0%
Computer Software-Systems	10.2%
Electronics (s)	6.5%

(s)	Includes securities sold short.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of August 31, 2017.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2017, Class A shares of the MFS Technology Fund (“fund”) provided a total return of 28.58%, at net asset value. This compares with a return of 16.23% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index and a return of 29.27% for the fund’s other benchmark, the Standard & Poor’s North American Technology Sector Index.

Market Environment

For the first time in many years, the global economy is experiencing a period of synchronized economic growth. The rebound in emerging markets (“EM”) economies has been more pronounced (despite the deceleration in Chinese growth at the end of the period), helped by larger economies such as Brazil and Russia emerging from recessions. At the same time, developed markets (“DM”) economies continued to grow at or above potential. Market confidence increased in the US after the presidential elections in November in anticipation of lower taxes, a lighter regulatory burden and increased infrastructure spending, boosting US equities and corporate bond performance. Though hopes have largely faded for pro-growth US policies, market confidence persists. Globally, markets benefited from a reflation trade during the first half of the period as commodity prices strengthened, activity and growth prospects improved, and inflation moved higher, though within moderate bounds. While this bump in global inflation faded in the second half of the period as commodity prices, particularly oil, leveled off or declined, global growth remained relatively resilient. As a result, there have been more tightening signals and actions by DM central banks. The US Federal Reserve increased interest rates by 25 basis points during the second half of the period, bringing the total number of quarter-percent hikes in the federal funds rate to four since December 2015. The European Central Bank appears set to announce tapering of quantitative easing in the fall of 2017. The Bank of England may also begin reducing monetary accommodation. Markets have been comforted, along with central banks, by the decline in fears of a populist surge in Europe after establishment candidates won the Dutch and French elections. European growth has reflected the calmer political economic backdrop.

In recent months, the US dollar reversed the sharp rise seen early in the period, easing what had been a substantial headwind to earnings for multinationals. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. Demand for autos reached near-record territory in the first half of the period before tapering off at the end of the period, while the housing market continued its recovery amid relatively low mortgage rates and tight inventories. Global trade, which was sluggish early in the period, showed signs of improvement in the period’s second half, a positive indicator of global economic activity and prospects. Early in the period, the US election resulted in a sell-off in EM assets due to fears that President Trump would follow through on various campaign threats and promises that were judged to be detrimental to EM. While President Trump withdrew the US from the Trans-Pacific Partnership and began the renegotiation of the North American Free Trade Agreement, significant additional

3

Management Review – continued

policy action has so far been lacking on economic issues involving EM. As a result, emerging markets resumed their upward trajectory, powered by strong inflows throughout the first half of 2017.

Detractors from Performance

Weak stock selection and, to a lesser extent, an underweight position in the computer systems industry weakened the fund’s performance relative to the Standard & Poor’s North American Technology Sector Index. The fund’s underweight positions in computer and personal electronics maker Apple and computer hard drive maker Western Digital, and holdings of IT solutions provider Presidio (b), held back relative results. Shares of Apple advanced during the reporting period on the back of better-than-expected earnings results and anticipation of the release of new iPhone models this fall.

Elsewhere, not holding shares of technology company NVIDIA, and overweight positions in internet search giant Alphabet and business services company Fleetcor Technologies Inc (h), detracted from relative performance. Shares of FleetCor declined after management reported results which were lower than market consensus estimates, and following reports that the company had engaged in unfair pricing practices. Additionally, the fund’s holdings of stock exchange Nasdaq (b) and business services company Equifax (b), and not holding shares of semiconductor manufacturer Micron Technology, hindered relative returns.

The fund’s cash and/or cash equivalents position during the period was another detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Contributors to Performance

An underweight position in the network & telecom industry bolstered relative performance. Within this industry, the fund’s underweight positions in wireless communications software company QUALCOMM (h) and network technology firm Cisco Systems (h) contributed to relative results. Shares of QUALCOMM fell following licensing disputes with Apple.

Strong stock selection in the internet industry also benefited relative results, led by the fund’s holdings of online and mobile commerce company Alibaba Group Holding (b) (China). Shares of Alibaba Group Holding appreciated after the company reported strong earnings results, driven by outperformance in its core commerce and cloud computing services. Management also announced greater-than-expected sales guidance, which further supported the stock.

Other top relative contributors for the period included the fund’s short positions in shares of computer semiconductor company Intel and diversified technology products and services company International Business Machines (IBM) (h). Shares of Intel depreciated after the company announced it was to acquire Israeli technology company Mobileye. In addition, declining platform volumes and desktop volumes also pressured the stock. The fund’s overweight positions in laser solutions provider Coherent (h), digital marketing and digital media solutions provider Adobe Systems Inc.

4

Management Review – continued

semiconductor manufacturer Microchip Technology, IT services and solutions company DXC Technology and video game maker Electronic Arts, further contributed to relative returns.

Respectfully,

Portfolio Manager(s)
Matthew Sabel

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 8/31/17

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 8/31/17

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	1/02/97	28.58%	18.39%	11.35%	N/A
B	4/14/00	27.60%	17.49%	10.52%	N/A
C	4/14/00	27.62%	17.49%	10.52%	N/A
I	1/02/97	28.91%	18.67%	11.64%	N/A
R1	4/01/05	27.63%	17.50%	10.52%	N/A
R2	10/31/03	28.27%	18.08%	11.07%	N/A
R3	4/01/05	28.59%	18.38%	11.35%	N/A
R4	4/01/05	28.92%	18.67%	11.63%	N/A
R6	1/02/13	29.03%	N/A	N/A	20.08%
Comparative benchmark(s)
Standard & Poor’s 500 Stock Index (f)		16.23%	14.34%	7.61%	N/A
Standard & Poor’s North American Technology Sector Index (f)		29.27%	19.17%	11.58%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		21.19%	17.00%	10.69%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		23.60%	17.28%	10.52%	N/A
C With CDSC (1% for 12 months) (v)		26.62%	17.49%	10.52%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

Standard & Poor’s North American Technology Sector Index – a modified market capitalization-weighted index that measures the performance of selected technology stocks.

It is not possible to invest directly in an index.

7

Performance Summary – continued

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2017 through August 31, 2017

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2017 through August 31, 2017.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/17	Ending Account Value 8/31/17	Expenses Paid During Period (p) 3/01/17-8/31/17
A	Actual	1.22%	$1,000.00	$1,180.34	$6.70
	Hypothetical (h)	1.22%	$1,000.00	$1,019.06	$6.21
B	Actual	1.97%	$1,000.00	$1,175.37	$10.80
	Hypothetical (h)	1.97%	$1,000.00	$1,015.27	$10.01
C	Actual	1.97%	$1,000.00	$1,175.76	$10.80
	Hypothetical (h)	1.97%	$1,000.00	$1,015.27	$10.01
I	Actual	0.97%	$1,000.00	$1,181.79	$5.33
	Hypothetical (h)	0.97%	$1,000.00	$1,020.32	$4.94
R1	Actual	1.97%	$1,000.00	$1,175.72	$10.80
	Hypothetical (h)	1.97%	$1,000.00	$1,015.27	$10.01
R2	Actual	1.47%	$1,000.00	$1,178.68	$8.07
	Hypothetical (h)	1.47%	$1,000.00	$1,017.80	$7.48
R3	Actual	1.22%	$1,000.00	$1,180.40	$6.70
	Hypothetical (h)	1.22%	$1,000.00	$1,019.06	$6.21
R4	Actual	0.97%	$1,000.00	$1,181.64	$5.33
	Hypothetical (h)	0.97%	$1,000.00	$1,020.32	$4.94
R6	Actual	0.88%	$1,000.00	$1,182.19	$4.84
	Hypothetical (h)	0.88%	$1,000.00	$1,020.77	$4.48

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Expense ratios include 0.02% of investment related expenses from short sales (See Note 2 of the Notes to Financial Statements).

10

PORTFOLIO OF INVESTMENTS

8/31/17

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 97.3%
Issuer	Shares/Par	Value ($)
Aerospace - 2.1%
Harris Corp.	58,473	$7,186,332
Leidos Holdings, Inc.	98,033	5,717,285
Northrop Grumman Corp.	19,159	5,215,271

		$18,118,888
Broadcasting - 2.1%
Netflix, Inc. (a)	104,474	$18,252,653

Brokerage & Asset Managers - 1.7%
Intercontinental Exchange, Inc.	74,566	$4,822,183
NASDAQ, Inc.	131,960	9,947,145

		$14,769,328
Business Services - 14.7%
Cognizant Technology Solutions Corp., “A”	275,558	$19,501,240
DXC Technology Co.	400,030	34,002,550
Equifax, Inc.	30,628	4,363,571
Fidelity National Information Services, Inc.	167,344	15,549,604
First Data Corp. (a)	274,672	5,056,712
Fiserv, Inc. (a)	83,474	10,326,569
Global Payments, Inc.	146,127	13,953,667
Grand Canyon Education, Inc. (a)	63,378	5,200,165
PayPal Holdings, Inc. (a)	103,428	6,379,439
Ringcentral, Inc. (a)	102,726	4,350,446
Total System Services, Inc.	53,510	3,698,611
Verisk Analytics, Inc., “A” (a)	48,365	3,919,983

		$126,302,557
Cable TV - 2.3%
Altice USA, Inc. (a)	279,930	$8,540,664
Comcast Corp., “A”	282,797	11,484,386

		$20,025,050
Computer Software - 13.0%
Adobe Systems, Inc. (a)	201,420	$31,252,327
Cadence Design Systems, Inc. (a)	149,194	5,861,832
Microsoft Corp.	479,128	35,824,401
PTC, Inc. (a)	107,810	6,037,360
Salesforce.com, Inc. (a)	349,597	33,383,018

		$112,358,938

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Computer Software - Systems - 10.2%
Apple, Inc.	150,741	$24,721,524
Constellation Software, Inc.	20,226	11,246,547
EPAM Systems, Inc. (a)	57,424	4,670,294
New Relic, Inc. (a)	84,778	4,060,866
Presidio, Inc. (a)	795,053	11,059,187
Rapid7, Inc. (a)	219,079	3,693,672
ServiceNow, Inc. (a)	57,995	6,738,439
SS&C Technologies Holdings, Inc.	189,906	7,351,261
Verint Systems, Inc. (a)	125,456	4,980,603
Western Digital Corp.	103,366	9,124,117

		$87,646,510
Consumer Services - 1.6%
Priceline Group, Inc. (a)	7,539	$13,962,831

Electrical Equipment - 1.3%
Amphenol Corp., “A”	136,508	$11,048,957

Electronics - 6.7%
Applied Materials, Inc.	189,892	$8,567,927
Broadcom Corp.	83,257	20,986,592
MACOM Technology Solutions Holdings, Inc. (a)	66,566	3,031,416
Mercury Systems, Inc. (a)	91,308	4,405,611
Microchip Technology, Inc.	179,754	15,602,647
NXP Semiconductors N.V. (a)	7,425	838,728
Silicon Laboratories, Inc. (a)	56,659	4,300,418

		$57,733,339
Internet - 24.2%
Alibaba Group Holding Ltd., ADR (a)	109,739	$18,846,576
Alphabet, Inc., “A” (a)(s)	90,087	86,054,706
Facebook, Inc., “A” (a)(s)	480,401	82,614,560
Godaddy, Inc. (a)	156,732	7,024,729
GrubHub, Inc. (a)	72,191	4,121,384
LogMeIn, Inc.	58,688	6,713,907
Wix.com Ltd. (a)	43,772	2,849,557

		$208,225,419
Leisure & Toys - 4.2%
Activision Blizzard, Inc.	221,531	$14,523,571
Electronic Arts, Inc. (a)	132,928	16,150,752
Take-Two Interactive Software, Inc. (a)	56,986	5,572,661

		$36,246,984

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Other Banks & Diversified Financials - 6.2%
Mastercard, Inc., “A”	166,098	$22,140,863
Visa, Inc., “A”	300,379	31,095,234

		$53,236,097
Printing & Publishing - 0.6%
IHS Markit Ltd. (a)	106,177	$4,973,331

Specialty Stores - 5.7%
Amazon.com, Inc. (a)(s)	50,498	$49,518,339

Telecommunications - Wireless - 0.7%
American Tower Corp., REIT	39,940	$5,913,117
Total Common Stocks (Identified Cost, $522,492,032)		$838,332,338

Investment Companies (h) - 2.9%
Money Market Funds - 2.9%
MFS Institutional Money Market Portfolio, 1.11% (v) (Identified Cost, $24,816,746)	24,817,058	$24,817,059

Securities Sold Short - (0.2)%
Electronics - (0.2)%
Intel Corp. (Proceeds Received, $1,758,675)	(48,991)	$(1,718,114)

Other Assets, Less Liabilities - 0.0%		(348,467)
Net Assets - 100.0%		$861,082,816

(a)	Non-income producing security.
(h)	An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $24,817,059 and $838,332,338, respectively.
(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short and/or certain derivative transactions.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

At August 31, 2017, the fund had cash collateral of $290,032 and other liquid securities with an aggregate value of $3,975,799 to cover collateral or margin obligations for securities sold short and certain derivative contracts. Cash collateral is comprised of deposits with brokers in the Statement of Assets and Liabilities.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

See Notes to Financial Statements

13

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/17

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $522,492,032)	$838,332,338
Investments in affiliated issuers, at value (identified cost, $24,816,746)	24,817,059
Deposits with brokers for securities sold short	290,032
Receivables for
Fund shares sold	2,103,095
Dividends	370,972
Other assets	804
Total assets	$865,914,300
Liabilities
Payables for
Dividends on securities sold short	$13,350
Securities sold short, at value (proceeds received, $1,758,675)	1,718,114
Fund shares reacquired	2,707,840
Payable to affiliates
Investment adviser	35,422
Shareholder servicing costs	209,766
Distribution and service fees	12,415
Payable for independent Trustees’ compensation	639
Accrued expenses and other liabilities	133,938
Total liabilities	$4,831,484
Net assets	$861,082,816
Net assets consist of
Paid-in capital	$517,399,443
Unrealized appreciation (depreciation)	315,881,180
Accumulated net realized gain (loss)	27,802,820
Accumulated net investment loss	(627)
Net assets	$861,082,816
Shares of beneficial interest outstanding	24,253,336

14

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$359,697,861	10,083,818	$35.67
Class B	34,396,022	1,098,717	31.31
Class C	101,656,449	3,253,653	31.24
Class I	174,274,771	4,598,221	37.90
Class R1	4,256,001	136,479	31.18
Class R2	23,625,420	691,419	34.17
Class R3	53,198,953	1,491,965	35.66
Class R4	14,442,919	390,843	36.95
Class R6	95,534,420	2,508,221	38.09

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $37.85 [100 / 94.25 x $35.67]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

15

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/17

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$4,137,529
Dividends from affiliated issuers	150,920
Interest	54,307
Income on securities loaned	23,238
Other	1,463
Foreign taxes withheld	(11,946)
Total investment income	$4,355,511
Expenses
Management fee	$5,448,744
Distribution and service fees	2,223,915
Shareholder servicing costs	886,643
Administrative services fee	124,731
Independent Trustees’ compensation	14,353
Custodian fee	45,145
Reimbursement of custodian expenses	(25,973)
Shareholder communications	109,724
Audit and tax fees	59,467
Legal fees	9,346
Dividend and interest expense on securities sold short	281,032
Miscellaneous	205,609
Total expenses	$9,382,736
Reduction of expenses by investment adviser and distributor	(69,345)
Net expenses	$9,313,391
Net investment income (loss)	$(4,957,880)
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$45,737,985
Affiliated issuers	(1,414)
Written options	291,947
Foreign currency	(12,516)
Net realized gain (loss)	$46,016,002
Change in unrealized appreciation (depreciation)
Unaffiliated issuers	$147,188,044
Affiliated issuers	313
Written options	(59,505)
Securities sold short	40,561
Net unrealized gain (loss)	$147,169,413
Net realized and unrealized gain (loss)	$193,185,415
Change in net assets from operations	$188,227,535

See Notes to Financial Statements

16

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	8/31/17	8/31/16
Change in net assets
From operations
Net investment income (loss)	$(4,957,880)	$(2,648,809)
Net realized gain (loss)	46,016,002	8,521,898
Net unrealized gain (loss)	147,169,413	74,439,807
Change in net assets from operations	$188,227,535	$80,312,896
Distributions declared to shareholders
From net realized gain	$(12,086,828)	$(17,116,057)
Change in net assets from fund share transactions	$86,447,267	$181,028,652
Total change in net assets	$262,587,974	$244,225,491
Net assets
At beginning of period	598,494,842	354,269,351
At end of period (including accumulated net investment loss of $627 and $1,877,291, respectively)	$861,082,816	$598,494,842

See Notes to Financial Statements

17

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended
	8/31/17		8/31/16	8/31/15	8/31/14	8/31/13
Net asset value, beginning of period	$28.27		$24.62	$24.47	$19.41	$16.80
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.19	)(c)	$(0.12)	$(0.15)	$(0.13)	$(0.12)
Net realized and unrealized gain (loss)	8.13		4.76	1.15	5.19	2.73
Total from investment operations	$7.94		$4.64	$1.00	$5.06	$2.61
Less distributions declared to shareholders
From net realized gain	$(0.54)		$(0.99)	$(0.85)	$—	$—
Net asset value, end of period (x)	$35.67		$28.27	$24.62	$24.47	$19.41
Total return (%) (r)(s)(t)(x)	28.58	(c)	19.20	4.18	26.07	15.54
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.24	(c)	1.27	1.30	1.33	1.55
Expenses after expense reductions (f)	1.23	(c)	1.26	1.29	1.32	1.54
Net investment income (loss)	(0.63	)(c)	(0.48)	(0.60)	(0.58)	(0.70)
Portfolio turnover	43		30	43	38	54
Net assets at end of period (000 omitted)	$359,698		$320,898	$199,313	$171,020	$141,147
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.19	(c)	1.24	1.27	1.28	1.36

See Notes to Financial Statements

18

Financial Highlights – continued

Class B	Year ended
	8/31/17		8/31/16	8/31/15	8/31/14	8/31/13
Net asset value, beginning of period	$25.06		$22.09	$22.20	$17.75	$15.48
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.38	)(c)	$(0.28)	$(0.30)	$(0.27)	$(0.23)
Net realized and unrealized gain (loss)	7.17		4.24	1.04	4.72	2.50
Total from investment operations	$6.79		$3.96	$0.74	$4.45	$2.27
Less distributions declared to shareholders
From net realized gain	$(0.54)		$(0.99)	$(0.85)	$—	$—
Net asset value, end of period (x)	$31.31		$25.06	$22.09	$22.20	$17.75
Total return (%) (r)(s)(t)(x)	27.64	(c)	18.29	3.41	25.07	14.66
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.99	(c)	2.02	2.05	2.08	2.30
Expenses after expense reductions (f)	1.98	(c)	2.01	2.04	2.07	2.29
Net investment income (loss)	(1.38	)(c)	(1.22)	(1.35)	(1.34)	(1.44)
Portfolio turnover	43		30	43	38	54
Net assets at end of period (000 omitted)	$34,396		$25,990	$18,791	$16,190	$13,009
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.94	(c)	1.99	2.02	2.03	2.12

See Notes to Financial Statements

19

Financial Highlights – continued

Class C	Year ended
	8/31/17		8/31/16	8/31/15	8/31/14	8/31/13
Net asset value, beginning of period	$25.01		$22.05	$22.16	$17.71	$15.45
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.38	)(c)	$(0.28)	$(0.30)	$(0.28)	$(0.24)
Net realized and unrealized gain (loss)	7.15		4.23	1.04	4.73	2.50
Total from investment operations	$6.77		$3.95	$0.74	$4.45	$2.26
Less distributions declared to shareholders
From net realized gain	$(0.54)		$(0.99)	$(0.85)	$—	$—
Net asset value, end of period (x)	$31.24		$25.01	$22.05	$22.16	$17.71
Total return (%) (r)(s)(t)(x)	27.62	(c)	18.28	3.42	25.13	14.63
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.99	(c)	2.02	2.05	2.07	2.30
Expenses after expense reductions (f)	1.98	(c)	2.01	2.04	2.07	2.30
Net investment income (loss)	(1.38	)(c)	(1.23)	(1.35)	(1.34)	(1.45)
Portfolio turnover	43		30	43	38	54
Net assets at end of period (000 omitted)	$101,656		$73,071	$43,037	$35,998	$25,026
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.94	(c)	2.00	2.02	2.03	2.12

See Notes to Financial Statements

20

Financial Highlights – continued

Class I	Year ended
	8/31/17		8/31/16	8/31/15	8/31/14	8/31/13
Net asset value, beginning of period	$29.93		$25.96	$25.69	$20.33	$17.56
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.13	)(c)	$(0.07)	$(0.09)	$(0.08)	$(0.08)
Net realized and unrealized gain (loss)	8.64		5.03	1.21	5.44	2.85
Total from investment operations	$8.51		$4.96	$1.12	$5.36	$2.77
Less distributions declared to shareholders
From net realized gain	$(0.54)		$(0.99)	$(0.85)	$—	$—
Net asset value, end of period (x)	$37.90		$29.93	$25.96	$25.69	$20.33
Total return (%) (r)(s)(t)(x)	28.91	(c)	19.45	4.45	26.36	15.77
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.99	(c)	1.02	1.05	1.08	1.30
Expenses after expense reductions (f)	0.98	(c)	1.01	1.04	1.07	1.30
Net investment income (loss)	(0.39	)(c)	(0.24)	(0.35)	(0.35)	(0.45)
Portfolio turnover	43		30	43	38	54
Net assets at end of period (000 omitted)	$174,275		$96,700	$56,619	$40,359	$30,615
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	0.95	(c)	1.00	1.02	1.04	1.12

See Notes to Financial Statements

21

Financial Highlights – continued

Class R1	Year ended
	8/31/17		8/31/16	8/31/15	8/31/14	8/31/13
Net asset value, beginning of period	$24.96		$22.01	$22.12	$17.68	$15.42
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.38	)(c)	$(0.28)	$(0.30)	$(0.27)	$(0.23)
Net realized and unrealized gain (loss)	7.14		4.22	1.04	4.71	2.49
Total from investment operations	$6.76		$3.94	$0.74	$4.44	$2.26
Less distributions declared to shareholders
From net realized gain	$(0.54)		$(0.99)	$(0.85)	$—	$—
Net asset value, end of period (x)	$31.18		$24.96	$22.01	$22.12	$17.68
Total return (%) (r)(s)(t)(x)	27.63	(c)	18.27	3.43	25.11	14.66
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.99	(c)	2.02	2.05	2.08	2.30
Expenses after expense reductions (f)	1.98	(c)	2.01	2.04	2.07	2.30
Net investment income (loss)	(1.38	)(c)	(1.22)	(1.36)	(1.34)	(1.45)
Portfolio turnover	43		30	43	38	54
Net assets at end of period (000 omitted)	$4,256		$3,073	$2,516	$2,033	$1,542
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.95	(c)	1.99	2.02	2.04	2.12

See Notes to Financial Statements

22

Financial Highlights – continued

Class R2	Year ended
	8/31/17		8/31/16	8/31/15	8/31/14	8/31/13
Net asset value, beginning of period	$27.17		$23.76	$23.70	$18.85	$16.36
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.26	)(c)	$(0.18)	$(0.20)	$(0.18)	$(0.16)
Net realized and unrealized gain (loss)	7.80		4.58	1.11	5.03	2.65
Total from investment operations	$7.54		$4.40	$0.91	$4.85	$2.49
Less distributions declared to shareholders
From net realized gain	$(0.54)		$(0.99)	$(0.85)	$—	$—
Net asset value, end of period (x)	$34.17		$27.17	$23.76	$23.70	$18.85
Total return (%) (r)(s)(t)(x)	28.27	(c)	18.88	3.93	25.73	15.22
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.49	(c)	1.52	1.55	1.58	1.79
Expenses after expense reductions (f)	1.49	(c)	1.51	1.54	1.58	1.79
Net investment income (loss)	(0.89	)(c)	(0.72)	(0.84)	(0.83)	(0.94)
Portfolio turnover	43		30	43	38	54
Net assets at end of period (000 omitted)	$23,625		$17,031	$14,946	$17,123	$15,890
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.45	(c)	1.49	1.52	1.54	1.62

See Notes to Financial Statements

23

Financial Highlights – continued

Class R3	Year ended
	8/31/17		8/31/16	8/31/15	8/31/14	8/31/13
Net asset value, beginning of period	$28.26		$24.61	$24.46	$19.41	$16.80
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.20	)(c)	$(0.13)	$(0.15)	$(0.13)	$(0.12)
Net realized and unrealized gain (loss)	8.14		4.77	1.15	5.18	2.73
Total from investment operations	$7.94		$4.64	$1.00	$5.05	$2.61
Less distributions declared to shareholders
From net realized gain	$(0.54)		$(0.99)	$(0.85)	$—	$—
Net asset value, end of period (x)	$35.66		$28.26	$24.61	$24.46	$19.41
Total return (%) (r)(s)(t)(x)	28.59	(c)	19.21	4.18	26.02	15.54
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.24	(c)	1.27	1.30	1.33	1.55
Expenses after expense reductions (f)	1.23	(c)	1.26	1.29	1.32	1.55
Net investment income (loss)	(0.65	)(c)	(0.49)	(0.60)	(0.59)	(0.70)
Portfolio turnover	43		30	43	38	54
Net assets at end of period (000 omitted)	$53,199		$20,180	$9,732	$10,626	$8,863
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.20	(c)	1.25	1.27	1.29	1.37

See Notes to Financial Statements

24

Financial Highlights – continued

Class R4	Year ended
	8/31/17		8/31/16	8/31/15	8/31/14	8/31/13
Net asset value, beginning of period	$29.19		$25.34	$25.10	$19.86	$17.15
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.13	)(c)	$(0.06)	$(0.09)	$(0.08)	$(0.08)
Net realized and unrealized gain (loss)	8.43		4.90	1.18	5.32	2.79
Total from investment operations	$8.30		$4.84	$1.09	$5.24	$2.71
Less distributions declared to shareholders
From net realized gain	$(0.54)		$(0.99)	$(0.85)	$—	$—
Net asset value, end of period (x)	$36.95		$29.19	$25.34	$25.10	$19.86
Total return (%) (r)(s)(t)(x)	28.92	(c)	19.45	4.44	26.38	15.80
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.99	(c)	1.02	1.05	1.07	1.29
Expenses after expense reductions (f)	0.99	(c)	1.01	1.04	1.07	1.29
Net investment income (loss)	(0.39	)(c)	(0.24)	(0.37)	(0.34)	(0.45)
Portfolio turnover	43		30	43	38	54
Net assets at end of period (000 omitted)	$14,443		$8,141	$2,234	$1,403	$1,269
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	0.95	(c)	1.00	1.02	1.04	1.12

See Notes to Financial Statements

25

Financial Highlights – continued

Class R6	Year ended
	8/31/17		8/31/16	8/31/15	8/31/14	8/31/13 (i)
Net asset value, beginning of period	$30.05		$26.03	$25.73	$20.34	$17.68
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.10	)(c)	$(0.04)	$(0.07)	$(0.07)	$(0.04)
Net realized and unrealized gain (loss)	8.68		5.05	1.22	5.46	2.70
Total from investment operations	$8.58		$5.01	$1.15	$5.39	$2.66
Less distributions declared to shareholders
From net realized gain	$(0.54)		$(0.99)	$(0.85)	$—	$—
Net asset value, end of period (x)	$38.09		$30.05	$26.03	$25.73	$20.34
Total return (%) (r)(s)(t)(x)	29.03	(c)	19.59	4.57	26.50	15.05	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.90	(c)	0.92	0.95	0.97	1.13	(a)
Expenses after expense reductions (f)	0.89	(c)	0.91	0.94	0.96	1.13	(a)
Net investment income (loss)	(0.30	)(c)	(0.13)	(0.27)	(0.28)	(0.35	)(a)
Portfolio turnover	43		30	43	38	54
Net assets at end of period (000 omitted)	$95,534		$33,411	$7,079	$2,429	$116
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	0.85	(c)	0.90	0.92	0.95	1.01	(a)

(a)	Annualized.
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher. See Note 2 in the Notes to Financial Statements for additional information.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For the period from the class inception, January 2, 2013, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

26

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Technology Fund (the fund) is a non-diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests primarily in securities of issuers in the technology industry. Issuers in a single industry can react similarly to market, economic, political and regulatory conditions and developments.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. The fund has adopted the Rule’s Regulation S-X amendments and believes that the fund’s financial statements are in compliance with those amendments.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities and equity securities held short, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity

27

Notes to Financial Statements – continued

securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an

28

Notes to Financial Statements – continued

investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2017 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$838,332,338	$—	$—	$838,332,338
Mutual Funds	24,817,059	—	—	24,817,059
Total Investments	$863,149,397	$—	$—	$863,149,397
Securities Sold Short	$(1,718,114)	$—	$—	$(1,718,114)

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

29

Notes to Financial Statements – continued

The derivative instruments used by the fund were written options and purchased options. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. At August 31, 2017, the fund did not have any outstanding derivative instruments.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended August 31, 2017 as reported in the Statement of Operations:

Risk	Investments (Purchased Options)	Written Options
Equity	$(458,098)	$291,947

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended August 31, 2017 as reported in the Statement of Operations:

Risk	Investments (Purchased) Options)	Written Options
Equity	$67,607	$(59,505)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts,

30

Notes to Financial Statements – continued

if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives or deposits with brokers for cleared derivatives, respectively. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense “ in the Statement of Operations.

Written Options – In exchange for a premium, the fund wrote call options on securities for which it anticipated the price would decline and also wrote put options on securities for which it anticipated the price would increase. At the time the option was written, the fund believed the premium received exceeded the potential loss that could result from adverse price changes in the options’ underlying securities. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.

The premium received is initially recorded as a liability in the Statement of Assets and Liabilities. The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written call option is exercised, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund.

At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker or directly with the clearing broker, based on the type of option. For uncleared options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. Losses from writing options can exceed the premium received and can exceed the potential loss from an ordinary buy and sell transaction. Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.

Purchased Options – The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument. Purchasing put options

31

Notes to Financial Statements – continued

may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Short Sales – The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended August 31, 2017, this expense amounted to $281,032. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the ”Borrowers“) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially

32

Notes to Financial Statements – continued

impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At August 31, 2017, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Reimbursement of Expenses by Custodian – In December 2015, the fund’s custodian (or former custodian), State Street Bank and Trust Company, announced that it intended to reimburse its asset servicing clients for expense amounts that it billed in error during the period 1998 through 2015. The amount of this one-time reimbursement attributable to the fund is reflected as ”Reimbursement of custodian expenses“ in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and

33

Notes to Financial Statements – continued

state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals, straddle loss deferrals, and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 8/31/17	Year ended 8/31/16
Long-term capital gains	$12,086,828	$17,116,057

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/17
Cost of investments	$551,768,458
Gross appreciation	310,924,823
Gross depreciation	(1,261,998)
Net unrealized appreciation (depreciation)	$309,662,825
Undistributed ordinary income	10,345,364
Undistributed long-term capital gain	23,675,811
Other temporary differences	(627)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares

34

Notes to Financial Statements – continued

approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net realized gain on investments
	Year ended 8/31/17	Year ended 8/31/16
Class A	$6,042,407	$9,437,848
Class B	564,793	911,554
Class C	1,649,827	2,147,972
Class I	1,747,655	2,507,391
Class R1	62,501	127,045
Class R2	357,143	631,886
Class R3	493,168	425,776
Class R4	176,204	74,453
Class R6	993,130	852,132
Total	$12,086,828	$17,116,057

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.70%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended August 31, 2017, this management fee reduction amounted to $55,260, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2017 was equivalent to an annual effective rate of 0.74% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $218,099 for the year ended August 31, 2017, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

35

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$852,850
Class B	0.75%	0.25%	1.00%	1.00%	294,955
Class C	0.75%	0.25%	1.00%	1.00%	857,024
Class R1	0.75%	0.25%	1.00%	1.00%	34,196
Class R2	0.25%	0.25%	0.50%	0.50%	99,018
Class R3	—	0.25%	0.25%	0.25%	85,872
Total Distribution and Service Fees					$2,223,915

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2017 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended August 31, 2017, this rebate amounted to $12,995, $356, $733, and $1 for Class A, Class B, Class C, and Class R2, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2017, were as follows:

Amount
Class A	$2,444
Class B	33,953
Class C	28,520

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2017, the fee was $161,777, which equated to 0.0222% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended August 31, 2017, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $724,866.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these

36

Notes to Financial Statements – continued

services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2017 was equivalent to an annual effective rate of 0.0172% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $246 and is included in ”Independent Trustees’ compensation“ in the Statement of Operations for the year ended August 31, 2017. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $627 at August 31, 2017, and is included in ”Payable for independent Trustees’ compensation“ in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended August 31, 2017, the fee paid by the fund under this agreement was $1,317 and is included in ”Miscellaneous“ expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

On September 9, 2015, MFS redeemed 5,844 shares of Class R6 for an aggregate amount of $151,886. On March 16, 2016, MFS redeemed 6,339 shares of Class I for an aggregate amount of $167,466.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (”cross-trades“) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. Under this policy, cross-trades are effected at current market prices with no remuneration paid in connection with the transaction. During the year ended August 31, 2017, the fund engaged in purchase and sale

37

Notes to Financial Statements – continued

transactions pursuant to this policy, which amounted to $50,482 and $856,271, respectively. The sales transactions resulted in net realized gains (losses) of $55,203.

(4) Portfolio Securities

For the year ended August 31, 2017, purchases and sales of investments, other than purchased option transactions, short sales, and short-term obligations, aggregated $366,862,851 and $302,931,689, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/17		Year ended 8/31/16
	Shares	Amount	Shares	Amount
Shares sold
Class A	3,903,397	$118,724,794	5,650,212	$146,107,339
Class B	300,442	8,204,144	340,869	7,842,383
Class C	1,045,012	28,144,392	1,326,858	30,532,344
Class I	3,330,760	106,868,431	3,469,595	95,301,998
Class R1	53,395	1,439,175	59,793	1,366,106
Class R2	317,338	9,295,803	316,198	7,917,738
Class R3	1,128,979	34,581,757	433,184	11,179,724
Class R4	186,687	5,801,786	269,057	7,406,114
Class R6	1,876,424	59,960,695	1,008,817	26,942,479
	12,142,434	$373,020,977	12,874,583	$334,596,225

Shares issued to shareholders in reinvestment of distributions
Class A	206,974	$5,813,904	351,762	$9,145,810
Class B	22,405	555,187	38,326	888,406
Class C	59,252	1,465,308	80,131	1,853,426
Class I	42,956	1,279,665	65,685	1,805,022
Class R1	2,532	62,501	5,502	127,045
Class R2	11,665	314,359	24,051	602,249
Class R3	17,563	493,168	16,376	425,776
Class R4	4,712	136,848	2,777	74,453
Class R6	23,250	695,648	10,949	301,867
	391,309	$10,816,588	595,559	$15,224,054

38

Notes to Financial Statements – continued

	Year ended 8/31/17		Year ended 8/31/16
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(5,378,740)	$(165,793,400)	(2,744,468)	$(70,029,661)
Class B	(261,310)	(7,226,145)	(192,697)	(4,444,263)
Class C	(772,303)	(21,102,926)	(437,124)	(10,007,638)
Class I	(2,006,437)	(64,179,030)	(2,485,635)	(64,260,422)
Class R1	(42,550)	(1,112,429)	(56,516)	(1,271,891)
Class R2	(264,457)	(7,811,141)	(342,465)	(8,463,244)
Class R3	(368,711)	(11,215,693)	(130,805)	(3,377,690)
Class R4	(79,423)	(2,549,379)	(81,123)	(2,055,904)
Class R6	(503,418)	(16,400,155)	(179,822)	(4,880,914)
	(9,677,349)	$(297,390,298)	(6,650,655)	$(168,791,627)

Net change
Class A	(1,268,369)	$(41,254,702)	3,257,506	$85,223,488
Class B	61,537	1,533,186	186,498	4,286,526
Class C	331,961	8,506,774	969,865	22,378,132
Class I	1,367,279	43,969,066	1,049,645	32,846,598
Class R1	13,377	389,247	8,779	221,260
Class R2	64,546	1,799,021	(2,216)	56,743
Class R3	777,831	23,859,232	318,755	8,227,810
Class R4	111,976	3,389,255	190,711	5,424,663
Class R6	1,396,256	44,256,188	839,944	22,363,432
	2,856,394	$86,447,267	6,819,487	$181,028,652

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended August 31, 2017, the fund’s commitment fee and interest expense were $4,716 and $0, respectively, and are included in ”Miscellaneous“ expense in the Statement of Operations.

39

Notes to Financial Statements – continued

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Affiliated Issuer		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		16,566,726	214,206,728	(205,956,396)	24,817,058

Affiliated Issuer	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(1,414)	$313	$—	$150,920	$24,817,059

40

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust I and Shareholders of MFS Technology Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Technology Fund (the Fund) (one of the series constituting the MFS Series Trust I) as of August 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Technology Fund (one of the series constituting the MFS Series Trust I) at August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 17, 2017

41

RESULTS OF SHAREHOLDER MEETING

(unaudited)

At the special meeting of shareholders of MFS Series Trust I, which was held on March 23, 2017, the following action was taken:

Item 1: To elect the following individuals as Trustees:

	Number of Dollars
Nominee	For	Withheld Authority
Steven E. Buller	40,448,016,134.453	372,137,248.376
John A. Caroselli	40,455,058,441.389	365,094,941.560
Maureen R. Goldfarb	40,458,621,672.449	361,531,746.940
David H. Gunning	40,369,558,961.219	450,594,312.051
Michael Hegarty	40,379,783,468.714	440,369,950.676
John P. Kavanaugh	40,453,732,784.104	366,420,708.405
Robert J. Manning	40,424,010,964.586	396,142,308.684
Clarence Otis, Jr.	40,441,919,324.712	378,234,043.007
Maryanne L. Roepke	40,471,040,575.143	349,112,917.026
Robin A. Stelmach	40,459,908,730.475	360,244,615.574
Laurie J. Thomsen	40,426,270,790.416	393,882,628.973

42

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2017, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 53)	Trustee	February 2004	136	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 56)	Trustee	January 2014	136	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 75)	Trustee and Chair of Trustees	January 2004	136	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman (until 2013)

43

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Steven E. Buller (age 66)	Trustee	February 2014	136	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
John A. Caroselli (age 63)	Trustee	March 2017	136	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 62)	Trustee	January 2009	136	Private investor	N/A
Michael Hegarty (age 72)	Trustee	December 2004	136	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 62)	Trustee and Vice Chair of Trustees	January 2009	136	Private investor	N/A
Clarence Otis, Jr. (age 61)	Trustee	March 2017	136	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

44

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Maryanne L. Roepke (age 61)	Trustee	May 2014	136	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 60)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kino Clark (k) (age 49)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 50)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)
Thomas H. Connors (k) (age 58)	Assistant Secretary and Assistant Clerk	September 2012	136	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)

45

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Ethan D. Corey (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (age 49)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 50)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)
Brian E. Langenfeld (k) (age 44)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Susan A. Pereira (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Kasey L. Phillips (k) (age 46)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)
Matthew A. Stowe (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Frank L. Tarantino (age 73)	Independent Senior Officer	June 2004	136	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2007	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

46

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Martin J. Wolin (k) (age 50)	Chief Compliance Officer	July 2015	136	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)
James O. Yost (k) (age 57)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kavanaugh and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

47

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Claredon Street Boston, MA 02116
Portfolio Manager(s)
Matthew Sabel

48

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2017 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2016 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory,

49

Board Review of Investment Advisory Agreement – continued

administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2016, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 3rd quintile for each of the one- and five-year periods ended December 31, 2016 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.

50

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including

51

Board Review of Investment Advisory Agreement – continued

any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2017.

52

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Mutual Funds” and then choose the fund’s name in the “Select a fund” menu.

53

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2017 income tax forms in January 2018. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $17,456,000 as capital gain dividends paid during the fiscal year.

54

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

55

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

56

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

August 31, 2017

MFS® U.S. GOVERNMENT CASH RESERVE FUND

LMM-ANN

MFS® U.S. GOVERNMENT CASH RESERVE FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Despite policy uncertainty accompanying a new presidential administration in the United States and unease over ongoing Brexit negotiations, most markets have proved resilient. U.S. share prices have reached new highs in recent months although the U.S. Federal Reserve has continued to gradually hike interest rates. However, rates in most developed markets remain very low, with major non-U.S. central banks just beginning to contemplate curbing accommodative monetary policies.

Globally, we’ve experienced a year-long synchronized upturn in economic growth. Despite better growth, there are few immediate signs of worrisome inflation amid muted wage gains around the world. Europe has benefited from diminishing event risks as populist challengers fell short of upsetting establishment candidates in both the Dutch and French elections. Emerging market economies have been boosted in part by a weaker U.S. dollar and are recovering despite lingering concerns over the potential for restrictive U.S. trade policies that could hamper global trade growth. Looking ahead, markets will have to contend with issues involving geopolitical hot spots on the Korean peninsula and in the Middle East.

At MFS®, we believe time is an asset. A patient, long-term approach to investing can have a powerful impact on decision making and outcomes. Time arbitrage, as we call it, comes down to having the conviction and discipline to allow enough time for good investment ideas to play out. In our view, such an approach, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

October 17, 2017

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (u)

Composition including fixed income credit quality (a)(u)
A-1+	15.7%
A-1	80.3%
A-2	4.4%
Not Rated	0.0%
Other Assets Less Liabilities	(0.4)%

Maturity breakdown (u)
0 - 7 days	24.6%
8 - 29 days	30.9%
30 - 59 days	39.4%
60 - 89 days	1.8%
90 - 365 days	3.7%
Other Assets Less Liabilities	(0.4)%

(a)	Ratings are assigned to portfolio securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P scale. All ratings are subject to change. The fund is not rated by these agencies.
(u)	For purposes of this presentation, accrued interest, where applicable, is included.

From time to time Other Assets Less Liabilities may be negative due to timing of cash receipts.

Percentages are based on net assets as of August 31, 2017.

The portfolio is actively managed and current holdings may be different.

2

PERFORMANCE SUMMARY THROUGH 8/31/17

Total returns as well as the current 7-day yield have been provided for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Although the fund seeks to preserve the value of your investment at $1.00 per share, you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Share Class	Inception	1-Year Total Return (without sales charge)	Current 7-day yield
A	9/07/93	0.08%	0.30%
B	12/29/86	0.08%	0.30%
C	4/01/96	0.08%	0.30%
R1	4/01/05	0.08%	0.30%
R2	4/01/05	0.08%	0.30%
R3	4/01/05	0.08%	0.30%
R4	4/01/05	0.08%	0.30%
529A	7/31/02	0.06%	0.25%
529B	7/31/02	0.06%	0.25%
529C	7/31/02	0.06%	0.25%

			1-Year Total Return
B With CDSC (Declining over six years from 4% to 0%) (v)			(3.92)%
C With CDSC (1% for 12 months) (v)			(0.92)%
529B With CDSC (Declining over six years from 4% to 0%) (v)			(3.94)%
529C With CDSC (1% for 12 months) (v)			(0.94)%

3

Performance Summary – continued

CDSC – Contingent Deferred Sales Charge.

Class R1, R2, R3, R4, and 529A shares do not have a sales charge. Certain Class A shares acquired through an exchange may be subject to a CDSC upon redemption depending on when the shares exchanged were originally purchased.

(v)	Assuming redemption at the end of the applicable period.

Yields quoted are based on the latest seven days ended as of August 31, 2017, with dividends annualized. The yield quotations more closely reflect the current earnings of the fund than the total return quotations. Shares of the fund can be purchased at net asset value without a sales charge.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Performance results reflect any applicable expense subsidies, waivers and adjustments in effect during the periods shown. Subsidies and fee waivers may be imposed to enhance a fund’s yield or to avoid a negative yield during periods when the fund’s operating expenses have a significant impact on the fund’s yield due to lower interest rates. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gain distributions.

4

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2017 through August 31, 2017

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2017 through August 31, 2017.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

5

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/17	Ending Account Value 8/31/17	Expenses Paid During Period (p) 3/01/17-8/31/17
A	Actual	0.66%	$1,000.00	$1,000.73	$3.33
	Hypothetical (h)	0.66%	$1,000.00	$1,021.88	$3.36
B	Actual	0.66%	$1,000.00	$1,000.73	$3.33
	Hypothetical (h)	0.66%	$1,000.00	$1,021.88	$3.36
C	Actual	0.66%	$1,000.00	$1,000.73	$3.33
	Hypothetical (h)	0.66%	$1,000.00	$1,021.88	$3.36
R1	Actual	0.66%	$1,000.00	$1,000.72	$3.33
	Hypothetical (h)	0.66%	$1,000.00	$1,021.88	$3.36
R2	Actual	0.66%	$1,000.00	$1,000.73	$3.33
	Hypothetical (h)	0.66%	$1,000.00	$1,021.88	$3.36
R3	Actual	0.66%	$1,000.00	$1,000.73	$3.33
	Hypothetical (h)	0.66%	$1,000.00	$1,021.88	$3.36
R4	Actual	0.66%	$1,000.00	$1,000.73	$3.33
	Hypothetical (h)	0.66%	$1,000.00	$1,021.88	$3.36
529A	Actual	0.70%	$1,000.00	$1,000.54	$3.53
	Hypothetical (h)	0.70%	$1,000.00	$1,021.68	$3.57
529B	Actual	0.70%	$1,000.00	$1,000.54	$3.53
	Hypothetical (h)	0.70%	$1,000.00	$1,021.68	$3.57
529C	Actual	0.70%	$1,000.00	$1,000.54	$3.53
	Hypothetical (h)	0.70%	$1,000.00	$1,021.68	$3.57

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

As further discussed in Note 3 in the Notes to Financial Statements, the expense ratios reported above include additional expense reductions to avoid a negative yield.

6

PORTFOLIO OF INVESTMENTS

8/31/17

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

U.S. Government Agencies and Equivalents (y) - 96.0%
Issuer	Shares/Par	Value ($)
Fannie Mae, 0.975%, due 9/1/2017	$1,385,000	$1,385,000
Fannie Mae, 0.944%, due 9/5/2017	5,000,000	4,999,483
Fannie Mae, 0.974%, due 9/5/2017	6,562,000	6,561,300
Fannie Mae, 1.02%, due 9/6/2017	4,750,000	4,749,337
Fannie Mae, 0.944%, due 10/2/2017	11,554,000	11,544,747
Fannie Mae, 0.954%, due 10/2/2017	9,273,000	9,265,494
Fannie Mae, 0.944%, due 10/3/2017	4,000,000	3,996,693
Fannie Mae, 1.057%, due 10/18/2017	9,300,000	9,287,373
Fannie Mae, 1.011%, due 10/25/2017	4,400,000	4,393,426
Federal Farm Credit Bank, 1.005%, due 9/1/2017	1,000,000	1,000,000
Federal Farm Credit Bank, 1.005%, due 9/13/2017	2,500,000	2,499,175
Federal Farm Credit Bank, 1.005%, due 9/19/2017	8,000,000	7,996,040
Federal Farm Credit Bank, 1.015%, due 9/21/2017	3,200,000	3,198,222
Federal Farm Credit Bank, 1.005%, due 10/2/2017	4,000,000	3,996,590
Federal Farm Credit Bank, 1.015%, due 10/3/2017	10,000,000	9,991,111
Federal Farm Credit Bank, 1.005%, due 10/12/2017	4,500,000	4,494,926
Federal Farm Credit Bank, 1.015%, due 10/16/2017	7,100,000	7,091,125
Federal Farm Credit Bank, 1.078%, due 10/20/2017	11,425,000	11,408,516
Federal Farm Credit Bank, 1.016%, due 11/16/2017	5,000,000	4,989,444
Federal Home Loan Bank, 0.963%, due 9/5/2017	15,177,000	15,175,398
Federal Home Loan Bank, 0.964%, due 9/8/2017	1,612,000	1,611,702
Federal Home Loan Bank, 1.004%, due 9/11/2017	4,000,000	3,998,900
Federal Home Loan Bank, 1.014%, due 9/13/2017	6,891,000	6,888,703
Federal Home Loan Bank, 1.025%, due 9/25/2017	11,300,000	11,292,391
Federal Home Loan Bank, 1.01%, due 9/26/2017	7,754,000	7,748,642
Federal Home Loan Bank, 1.02%, due 9/27/2017	6,900,000	6,894,992
Federal Home Loan Bank, 1.036%, due 10/6/2017	2,660,000	2,657,362
Freddie Mac, 1.016%, due 9/8/2017	11,550,000	11,547,754
Freddie Mac, 1.03%, due 9/11/2017	5,655,000	5,653,406
Freddie Mac, 1.005%, due 9/14/2017	3,000,000	2,998,928
Freddie Mac, 0.984%, due 9/21/2017	13,374,000	13,366,793
Freddie Mac, 1.004%, due 9/21/2017	100,000	99,945
Freddie Mac, 1.004%, due 9/25/2017	1,850,000	1,848,779
Freddie Mac, 1.016%, due 10/5/2017	9,000,000	8,991,500
Freddie Mac, 1.047%, due 10/17/2017	6,950,000	6,940,853
Freddie Mac, 1.005%, due 10/20/2017	5,000,000	4,993,263
U.S. Treasury Bill, 0.949%, due 9/7/2017	8,900,000	8,898,613
U.S. Treasury Bill, 0.994%, due 9/7/2017	900,000	899,853
U.S. Treasury Bill, 0.933%, due 9/14/2017	7,396,000	7,393,543
U.S. Treasury Bill, 0.974%, due 9/14/2017	5,100,000	5,098,232

7

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
U.S. Government Agencies and Equivalents (y) - continued
U.S. Treasury Bill, 1.032%, due 10/19/2017	$11,590,000	$11,574,315
U.S. Treasury Bill, 1.142%, due 2/15/2018	10,450,000	10,395,706
Total U.S. Government Agencies and Equivalents, at Amortized Cost and Value		$269,817,575

Repurchase Agreements - 4.4%
Goldman Sachs Repurchase Agreement, 1.05%, dated 8/31/17, due 9/01/17, total to be received $12,262,358 (secured by U.S. Treasury and Federal Agency obligations valued at $12,507,243 in a jointly traded account), at Cost and Value	$12,262,000	$12,262,000

Other Assets, Less Liabilities - (0.4)%		(1,046,251)
Net Assets - 100.0%		$281,033,324

(y)	The rate shown represents an annualized yield at time of purchase.

See Notes to Financial Statements

8

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/17

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at amortized cost and value	$282,079,575
Cash	86
Receivables for
Fund shares sold	100,062
Interest	358
Other assets	433
Total assets	$282,180,514
Liabilities
Payables for
Distributions	$1,206
Fund shares reacquired	964,104
Payable to affiliates
Investment adviser	6,351
Shareholder servicing costs	96,344
Program manager fee	56
Payable for independent Trustees’ compensation	6,527
Accrued expenses and other liabilities	72,602
Total liabilities	$1,147,190
Net assets	$281,033,324
Net assets consist of
Paid-in capital	$281,041,048
Accumulated net realized gain (loss)	(5)
Accumulated distributions in excess of net investment income	(7,719)
Net assets	$281,033,324
Shares of beneficial interest outstanding	281,263,331

9

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share
Class A	$105,859,463	105,944,053	$1.00
Class B	17,338,003	17,354,865	1.00
Class C	38,457,621	38,488,826	1.00
Class R1	12,235,989	12,246,184	1.00
Class R2	48,184,040	48,223,323	1.00
Class R3	35,195,911	35,225,807	1.00
Class R4	3,249,778	3,252,344	1.00
Class 529A	13,208,250	13,218,088	1.00
Class 529B	347,512	347,852	1.00
Class 529C	6,956,757	6,961,989	1.00

A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes R1, R2, R3, R4, and 529A.

See Notes to Financial Statements

10

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/17

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Interest	$1,777,515
Other	4,909
Total investment income	$1,782,424
Expenses
Management fee	$1,229,252
Distribution and service fees	1,527,876
Shareholder servicing costs	516,452
Program manager fees	20,762
Administrative services fee	58,024
Independent Trustees’ compensation	10,946
Custodian fee	20,835
Reimbursement of custodian expenses	(25,151)
Shareholder communications	36,730
Audit and tax fees	36,380
Legal fees	3,975
Miscellaneous	152,969
Total expenses	$3,589,050
Reduction of expenses by investment adviser and distributor	(2,034,056)
Net expenses	$1,554,994
Net investment income (loss)	$227,430
Realized gain (loss) (identified cost basis) on unaffiliated issuers	$(4)
Change in net assets from operations	$227,426

See Notes to Financial Statements

11

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	8/31/17	8/31/16
Change in net assets
From operations
Net investment income (loss)	$227,430	$0
Net realized gain (loss)	(4)	0
Change in net assets from operations	$227,426	$0
Distributions declared to shareholders
From net investment income	$(227,426)	$0
Change in net assets from fund share transactions	$(33,308,224)	$(2,111,675)
Total change in net assets	$(33,308,224)	$(2,111,675)
Net assets
At beginning of period	314,341,548	316,453,223
At end of period (including accumulated distributions in excess of net investment income of $7,719 and accumulated net investment loss of $9,044, respectively)	$281,033,324	$314,341,548

See Notes to Financial Statements

12

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended
	8/31/17		8/31/16	8/31/15		8/31/14		8/31/13
Net asset value, beginning of period	$1.00		$1.00	$1.00		$1.00		$1.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.00	(c)(w)	$0.00	$0.00		$0.00		$0.00
Net realized and unrealized gain (loss)	(0.00	)(w)	—	0.00	(w)	0.00	(w)	—
Total from investment operations	$0.00	(w)	$0.00	$0.00	(w)	$0.00	(w)	$0.00
Less distributions declared to shareholders
From net investment income	$(0.00	)(w)	$—	$—		$—		$—
Net asset value, end of period	$1.00		$1.00	$1.00		$1.00		$1.00
Total return (%) (r)(t)	0.08	(c)	0.00	0.00	(w)	0.00	(w)	0.00
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.91	(c)	0.91	0.92		0.90		0.93
Expenses after expense reductions (f)	0.50	(c)	0.23	0.07		0.09		0.15
Net investment income (loss)	0.08	(c)	0.00	0.00		0.00		0.00
Net assets at end of period (000 omitted)	$105,859		$120,740	$122,085		$124,550		$145,062

Class B	Year ended
	8/31/17		8/31/16	8/31/15		8/31/14		8/31/13
Net asset value, beginning of period	$1.00		$1.00	$1.00		$1.00		$1.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.00	(c)(w)	$0.00	$0.00		$0.00		$0.00
Net realized and unrealized gain (loss)	(0.00	)(w)	—	0.00	(w)	0.00	(w)	—
Total from investment operations	$0.00	(w)	$0.00	$0.00	(w)	$0.00	(w)	$0.00
Less distributions declared to shareholders
From net investment income	$(0.00	)(w)	$—	$—		$—		$—
Net asset value, end of period	$1.00		$1.00	$1.00		$1.00		$1.00
Total return (%) (r)(t)	0.08	(c)	0.00	0.00	(w)	0.00	(w)	0.00
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.66	(c)	1.66	1.67		1.65		1.68
Expenses after expense reductions (f)	0.51	(c)	0.23	0.07		0.10		0.15
Net investment income (loss)	0.07	(c)	0.00	0.00		0.00		0.00
Net assets at end of period (000 omitted)	$17,338		$18,096	$18,831		$22,982		$30,833
See Notes to Financial Statements

13

Financial Highlights – continued

Class C	Year ended
	8/31/17		8/31/16	8/31/15		8/31/14		8/31/13
Net asset value, beginning of period	$1.00		$1.00	$1.00		$1.00		$1.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.00	(c)(w)	$0.00	$0.00		$0.00		$0.00
Net realized and unrealized gain (loss)	(0.00	)(w)	—	0.00	(w)	0.00	(w)	—
Total from investment operations	$0.00	(w)	$0.00	$0.00	(w)	$0.00	(w)	$0.00
Less distributions declared to shareholders
From net investment income	$(0.00	)(w)	$—	$—		$—		$—
Net asset value, end of period	$1.00		$1.00	$1.00		$1.00		$1.00
Total return (%) (r)(t)	0.08	(c)	0.00	0.00	(w)	0.00	(w)	0.00
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.66	(c)	1.66	1.67		1.65		1.68
Expenses after expense reductions (f)	0.50	(c)	0.24	0.07		0.10		0.15
Net investment income (loss)	0.07	(c)	0.00	0.00		0.00		0.00
Net assets at end of period (000 omitted)	$38,458		$48,749	$42,522		$45,662		$58,363

Class R1	Year ended
	8/31/17		8/31/16	8/31/15		8/31/14		8/31/13
Net asset value, beginning of period	$1.00		$1.00	$1.00		$1.00		$1.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.00	(c)(w)	$0.00	$0.00		$0.00		$0.00
Net realized and unrealized gain (loss)	(0.00	)(w)	—	0.00	(w)	0.00	(w)	—
Total from investment operations	$0.00	(w)	$0.00	$0.00	(w)	$0.00	(w)	$0.00
Less distributions declared to shareholders
From net investment income	$(0.00	)(w)	$—	$—		$—		$—
Net asset value, end of period	$1.00		$1.00	$1.00		$1.00		$1.00
Total return (%) (r)(t)	0.08	(c)	0.00	0.00	(w)	0.00	(w)	0.00
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.66	(c)	1.66	1.67		1.65		1.68
Expenses after expense reductions (f)	0.50	(c)	0.23	0.07		0.09		0.15
Net investment income (loss)	0.07	(c)	0.00	0.00		0.00		0.00
Net assets at end of period (000 omitted)	$12,236		$14,569	$14,363		$16,819		$21,080

See Notes to Financial Statements

14

Financial Highlights – continued

Class R2	Year ended
	8/31/17		8/31/16	8/31/15		8/31/14		8/31/13
Net asset value, beginning of period	$1.00		$1.00	$1.00		$1.00		$1.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.00	(c)(w)	$0.00	$0.00		$0.00		$0.00
Net realized and unrealized gain (loss)	(0.00	)(w)	—	0.00	(w)	0.00	(w)	—
Total from investment operations	$0.00	(w)	$0.00	$0.00	(w)	$0.00	(w)	$0.00
Less distributions declared to shareholders
From net investment income	$(0.00	)(w)	$—	$—		$—		$—
Net asset value, end of period	$1.00		$1.00	$1.00		$1.00		$1.00
Total return (%) (r)(t)	0.08	(c)	0.00	0.00	(w)	0.00	(w)	0.00
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.16	(c)	1.16	1.17		1.15		1.18
Expenses after expense reductions (f)	0.51	(c)	0.23	0.07		0.09		0.15
Net investment income (loss)	0.08	(c)	0.00	0.00		0.00		0.00
Net assets at end of period (000 omitted)	$48,184		$51,537	$53,058		$57,634		$74,406

Class R3	Year ended
	8/31/17		8/31/16	8/31/15		8/31/14		8/31/13
Net asset value, beginning of period	$1.00		$1.00	$1.00		$1.00		$1.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.00	(c)(w)	$0.00	$0.00		$0.00		$0.00
Net realized and unrealized gain (loss)	(0.00	)(w)	—	0.00	(w)	0.00	(w)	—
Total from investment operations	$0.00	(w)	$0.00	$0.00	(w)	$0.00	(w)	$0.00
Less distributions declared to shareholders
From net investment income	$(0.00	)(w)	$—	$—		$—		$—
Net asset value, end of period	$1.00		$1.00	$1.00		$1.00		$1.00
Total return (%) (r)(t)	0.08	(c)	0.00	0.00	(w)	0.00	(w)	0.00
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.91	(c)	0.91	0.92		0.90		0.93
Expenses after expense reductions (f)	0.51	(c)	0.23	0.07		0.09		0.15
Net investment income (loss)	0.08	(c)	0.00	0.00		0.00		0.00
Net assets at end of period (000 omitted)	$35,196		$37,650	$44,872		$53,916		$64,925

See Notes to Financial Statements

15

Financial Highlights – continued

Class R4	Year ended
	8/31/17		8/31/16	8/31/15		8/31/14		8/31/13
Net asset value, beginning of period	$1.00		$1.00	$1.00		$1.00		$1.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.00	(c)(w)	$0.00	$0.00		$0.00		$0.00
Net realized and unrealized gain (loss)	(0.00	)(w)	—	0.00	(w)	0.00	(w)	—
Total from investment operations	$0.00	(w)	$0.00	$0.00	(w)	$0.00	(w)	$0.00
Less distributions declared to shareholders
From net investment income	$(0.00	)(w)	$—	$—		$—		$—
Net asset value, end of period	$1.00		$1.00	$1.00		$1.00		$1.00
Total return (%) (r)(t)	0.08	(c)	0.00	0.00	(w)	0.00	(w)	0.00
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.67	(c)	0.66	0.67		0.65		0.68
Expenses after expense reductions (f)	0.52	(c)	0.23	0.07		0.09		0.15
Net investment income (loss)	0.08	(c)	0.00	0.00		0.00		0.00
Net assets at end of period (000 omitted)	$3,250		$3,077	$3,034		$2,907		$820

Class 529A	Year ended
	8/31/17		8/31/16	8/31/15		8/31/14		8/31/13
Net asset value, beginning of period	$1.00		$1.00	$1.00		$1.00		$1.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.00	(c)(w)	$0.00	$0.00		$0.00		$0.00
Net realized and unrealized gain (loss)	(0.00	)(w)	—	0.00	(w)	0.00	(w)	—
Total from investment operations	$0.00	(w)	$0.00	$0.00	(w)	$0.00	(w)	$0.00
Less distributions declared to shareholders
From net investment income	$(0.00	)(w)	$—	$—		$—		$—
Net asset value, end of period	$1.00		$1.00	$1.00		$1.00		$1.00
Total return (%) (r)(t)	0.06	(c)	0.00	0.00	(w)	0.00	(w)	0.00
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.01	(c)	1.00	1.02		1.00		1.03
Expenses after expense reductions (f)	0.53	(c)	0.23	0.07		0.09		0.15
Net investment income (loss)	0.06	(c)	0.00	0.00		0.00		0.00
Net assets at end of period (000 omitted)	$13,208		$12,841	$11,383		$10,927		$10,897

See Notes to Financial Statements

16

Financial Highlights – continued

Class 529B	Year ended
	8/31/17		8/31/16	8/31/15		8/31/14		8/31/13
Net asset value, beginning of period	$1.00		$1.00	$1.00		$1.00		$1.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.00	(c)(w)	$0.00	$0.00		$0.00		$0.00
Net realized and unrealized gain (loss)	(0.00	)(w)	—	0.00	(w)	0.00	(w)	—
Total from investment operations	$0.00	(w)	$0.00	$0.00	(w)	$0.00	(w)	$0.00
Less distributions declared to shareholders
From net investment income	$(0.00	)(w)	$—	$—		$—		$—
Net asset value, end of period	$1.00		$1.00	$1.00		$1.00		$1.00
Total return (%) (r)(t)	0.06	(c)	0.00	0.00	(w)	0.00	(w)	0.00
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.76	(c)	1.76	1.77		1.75		1.78
Expenses after expense reductions (f)	0.53	(c)	0.22	0.07		0.10		0.15
Net investment income (loss)	0.06	(c)	0.00	0.00		0.00		0.00
Net assets at end of period (000 omitted)	$348		$355	$440		$531		$676

Class 529C	Year ended
	8/31/17		8/31/16	8/31/15		8/31/14		8/31/13
Net asset value, beginning of period	$1.00		$1.00	$1.00		$1.00		$1.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.00	(c)(w)	$0.00	$0.00		$0.00		$0.00
Net realized and unrealized gain (loss)	(0.00	)(w)	—	0.00	(w)	0.00	(w)	—
Total from investment operations	$0.00	(w)	$0.00	$0.00	(w)	$0.00	(w)	$0.00
Less distributions declared to shareholders
From net investment income	$(0.00	)(w)	$—	$—		$—		$—
Net asset value, end of period	$1.00		$1.00	$1.00		$1.00		$1.00
Total return (%) (r)(t)	0.06	(c)	0.00	0.00	(w)	0.00	(w)	0.00
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.76	(c)	1.76	1.77		1.75		1.78
Expenses after expense reductions (f)	0.54	(c)	0.24	0.07		0.09		0.15
Net investment income (loss)	0.06	(c)	0.00	0.00		0.00		0.00
Net assets at end of period (000 omitted)	$6,957		$6,728	$5,866		$6,240		$6,072

See Notes to Financial Statements

17

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher. See Note 2 in the Notes to Financial Statements for additional information.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01 and total return or ratio was less than 0.01%, as applicable.

See Notes to Financial Statements

18

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS U.S. Government Cash Reserve Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ended after August 1, 2017. The fund has adopted the Rule’s Regulation S-X amendments and believes that the fund’s financial statements are in compliance with those amendments.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Pursuant to procedures approved by the Board of Trustees, investments held by the fund are generally valued at amortized cost, which approximates market value. Amortized cost involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument can be different from the market value of an instrument.

19

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2017 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Short-Term Securities	$—	$282,079,575	$—	$282,079,575

For further information regarding security characteristics, see the Portfolio of Investments.

Repurchase Agreements – The fund enters into repurchase agreements under the terms of Master Repurchase Agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. Upon an event of default under a Master Repurchase Agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the Master Repurchase Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund and other funds managed by MFS may utilize a joint trading account for the purpose of entering into one or more repurchase agreements. At period end, the fund had investments in repurchase agreements with a gross value of $12,262,000 included in investments in the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at period end.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

20

Notes to Financial Statements – continued

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles.

Reimbursement of Expenses by Custodian – In December 2015, the fund’s custodian (or former custodian), State Street Bank and Trust Company, announced that it intended to reimburse its asset servicing clients for expense amounts that it billed in error during the period 1998 through 2015. The amount of this one-time reimbursement attributable to the fund is reflected as “Reimbursement of custodian expenses” in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

During the year ended August 31, 2017, there were no significant adjustments due to differences between book and tax accounting.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended	Year ended
	8/31/17	8/31/16
Ordinary income (including any short-term capital gains)	$227,426	$—

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/17
Cost of investments	$282,079,575
Post-October capital loss deferral	(5)
Other temporary differences	(7,719)

21

Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 8/31/17	Year ended 8/31/16
Class A	$89,813	$—
Class B	14,501	—
Class C	31,490	—
Class R1	8,882	—
Class R2	39,425	—
Class R3	27,743	—
Class R4	2,601	—
Class 529A	8,383	—
Class 529B	214	—
Class 529C	4,374	—
Total	$227,426	$—

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.40% of the fund’s average daily net assets.

During the year ended August 31, 2017, MFS voluntarily waived receipt of $466,223 of the fund’s management fee in order to avoid a negative yield. For the year ended August 31, 2017, this amount is included in the reduction of total expenses in the Statement of Operations. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended August 31, 2017, this management fee reduction amounted to $23,174, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2017 was equivalent to an annual effective rate of 0.24% of the fund’s average daily net assets.

Distributor – The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of

22

Notes to Financial Statements – continued

certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.00%	$298,527
Class B	0.75%	0.25%	1.00%	0.00%	208,026
Class C	0.75%	0.25%	1.00%	0.00%	449,828
Class R1	0.75%	0.25%	1.00%	0.00%	121,231
Class R2	0.25%	0.25%	0.50%	0.00%	253,804
Class R3	—	0.25%	0.25%	0.00%	88,212
Class 529A	—	0.25%	0.25%	0.00%	33,119
Class 529B	0.75%	0.25%	1.00%	0.00%	3,747
Class 529C	0.75%	0.25%	1.00%	0.00%	71,382
Total Distribution and Service Fees					$1,527,876

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2017 based on each class’s average daily net assets. MFD has agreed in writing to waive the Class A and Class 529A service fee. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least December 31, 2017. These reductions, for the year ended August 31, 2017, for Class A and Class 529A amounted to $298,527 and $33,119, respectively, and are included in the reduction of total expenses in the Statement of Operations. For the period from September 1, 2016 through April 9, 2017, MFD also voluntarily waived receipt of the fund’s distribution and service fees to ensure the fund avoids a negative yield. These reductions, for the year ended August 31, 2017, for Class B, Class C, Class R1, Class R2, Class R3, Class 529B, and Class 529C amounted to $133,297, $290,679, $76,718, $156,232, $54,366, $2,296, and $42,278, respectively, and are included in the reduction of total expenses in the Statement of Operations. Effective April 10, 2017, MFD discontinued this voluntary waiver to avoid a negative yield and instead agreed in writing to waive the Class B, Class C, Class R1, Class R2, Class R3, Class 529B, and Class 529C distribution and service fees. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least December 31, 2017. These reductions, for the period April 10, 2017 through August 31, 2017, for Class B, Class C, Class R1, Class R2, Class R3, Class 529B, and Class 529C amounted to $74,729, $159,149, $44,513, $97,572, $33,846, $1,451, and $29,104, respectively, and are included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares acquired through an exchange may be subject to a contingent deferred sales charge (CDSC) upon redemption depending on when the shares exchanged were originally purchased. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption

23

Notes to Financial Statements – continued

within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2017, were as follows:

Amount
Class A	$138
Class B	54,013
Class C	15,517
Class 529B	189
Class 529C	570

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. MFD has agreed to waive a portion of this fee in an amount equal to 0.05% of the average daily net assets for each 529 share class. This waiver agreement will expire on December 31, 2018, unless MFD elects to extend the waiver. For the year ended August 31, 2017, this waiver amounted to $10,381, and is included in the reduction of total expenses in the Statement of Operations. In addition, MFS voluntarily waived receipt of $6,402 of the fund’s program manager fees in order to avoid a negative yield for Class 529A, Class 529B, and Class 529C shares. This amount, for the year ended August 31, 2017, is included in the reduction of total expenses in the Statement of Operations. This voluntary waiver had the effect of reducing the program manager fee by 0.03% of average daily net assets attributable to Class 529A, Class 529B, and Class 529C shares on an annualized basis. The program manager fee incurred for the year ended August 31, 2017 was equivalent to an annual effective rate of 0.02% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees and waivers for the year ended August 31, 2017, were as follows:

	Fee	Waiver
Class 529A	$13,248	$10,712
Class 529B	375	307
Class 529C	7,139	5,764
Total Program Manager Fees and Waivers	$20,762	$16,783

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2017, the fee was $171,153, which equated to 0.0557% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended August 31, 2017, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $345,299.

24

Notes to Financial Statements – continued

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2017 was equivalent to an annual effective rate of 0.0189% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $1,335 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended August 31, 2017. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $6,513 at August 31, 2017, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended August 31, 2017, the fee paid by the fund under this agreement was $577 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

On September 9, 2015, MFS redeemed 48, 125, 134, 40 and 18 shares each, of Class B, Class R3, Class R4, Class 529A and Class 529C respectively for the aggregate amount of $365. At August 31, 2017, MFS held approximately 80% of the outstanding shares of Class R4.

25

Notes to Financial Statements – continued

(4) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/17		Year ended 8/31/16
	Shares	Amount	Shares	Amount
Shares sold
Class A	52,201,068	$52,201,070	61,984,342	$61,984,346
Class B	13,010,177	13,010,176	15,009,346	15,009,346
Class C	26,105,909	26,105,907	45,857,815	45,857,814
Class R1	3,907,819	3,907,819	5,028,966	5,028,966
Class R2	13,316,853	13,316,880	16,235,866	16,235,866
Class R3	14,110,795	14,110,795	15,034,388	15,034,388
Class R4	519,206	519,208	253,380	253,379
Class 529A	6,937,795	6,937,795	7,049,714	7,049,715
Class 529B	184,277	184,277	269,487	269,487
Class 529C	4,065,880	4,065,880	4,478,950	4,478,949
	134,359,779	$134,359,807	171,202,254	$171,202,256

Shares issued to shareholders in reinvestment of distributions
Class A	86,846	$86,846	—	$—
Class B	13,834	13,834	—	—
Class C	30,644	30,644	—	—
Class R1	8,848	8,848	—	—
Class R2	39,453	39,425	—	—
Class R3	27,726	27,726	—	—
Class R4	2,602	2,601	—	—
Class 529A	8,300	8,300	—	—
Class 529B	212	212	—	—
Class 529C	4,316	4,316	—	—
	222,781	$222,752	—	$—

Shares reacquired
Class A	(67,169,924)	$(67,169,924)	(63,330,188)	$(63,330,188)
Class B	(13,780,498)	(13,780,501)	(15,744,830)	(15,744,833)
Class C	(36,431,544)	(36,431,544)	(39,626,535)	(39,626,535)
Class R1	(6,250,419)	(6,250,419)	(4,822,357)	(4,822,357)
Class R2	(16,707,622)	(16,707,622)	(17,757,982)	(17,757,982)
Class R3	(16,590,937)	(16,590,937)	(22,261,502)	(22,261,502)
Class R4	(349,153)	(349,153)	(209,426)	(209,426)
Class 529A	(6,577,379)	(6,577,379)	(5,591,127)	(5,591,127)
Class 529B	(192,320)	(192,320)	(353,733)	(353,733)
Class 529C	(3,840,984)	(3,840,984)	(3,616,248)	(3,616,248)
	(167,890,780)	$(167,890,783)	(173,313,928)	$(173,313,931)

26

Notes to Financial Statements – continued

	Year ended 8/31/17		Year ended 8/31/16
	Shares	Amount	Shares	Amount
Net change
Class A	(14,882,010)	$(14,882,008)	(1,345,846)	$(1,345,842)
Class B	(756,487)	(756,491)	(735,484)	(735,487)
Class C	(10,294,991)	(10,294,993)	6,231,280	6,231,279
Class R1	(2,333,752)	(2,333,752)	206,609	206,609
Class R2	(3,351,316)	(3,351,317)	(1,522,116)	(1,522,116)
Class R3	(2,452,416)	(2,452,416)	(7,227,114)	(7,227,114)
Class R4	172,655	172,656	43,954	43,953
Class 529A	368,716	368,716	1,458,587	1,458,588
Class 529B	(7,831)	(7,831)	(84,246)	(84,246)
Class 529C	229,212	229,212	862,702	862,701
	(33,308,220)	$(33,308,224)	(2,111,674)	$(2,111,675)

(5) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended August 31, 2017, the fund’s commitment fee and interest expense were $2,248 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust I and the Shareholders of MFS U.S. Government Cash Reserve Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS U.S. Government Cash Reserve Fund (one of the series of MFS Series Trust I) (the “Fund”) as of August 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS U.S. Government Cash Reserve Fund as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

October 17, 2017

28

RESULTS OF SHAREHOLDER MEETING

(unaudited)

At a special meeting of shareholders of MFS Series Trust I, which was held on March 23, 2017, the following action was taken:

Item 1: To elect the following individuals as Trustees:

	Number of Dollars
Nominee	For	Withheld Authority
Steven E. Buller	40,448,016,134.453	372,137,248.376
John A. Caroselli	40,455,058,441.389	365,094,941.560
Maureen R. Goldfarb	40,458,621,672.449	361,531,746.940
David H. Gunning	40,369,558,961.219	450,594,312.051
Michael Hegarty	40,379,783,468.714	440,369,950.676
John P. Kavanaugh	40,453,732,784.104	366,420,708.405
Robert J. Manning	40,424,010,964.586	396,142,308.684
Clarence Otis, Jr.	40,441,919,324.712	378,234,043.007
Maryanne L. Roepke	40,471,040,575.143	349,112,917.026
Robin A. Stelmach	40,459,908,730.475	360,244,615.574
Laurie J. Thomsen	40,426,270,790.416	393,882,628.973

29

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2017, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 53)	Trustee	February 2004	136	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 56)	Trustee	January 2014	136	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 75)	Trustee and Chair of Trustees	January 2004	136	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman (until 2013)

30

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Steven E. Buller (age 66)	Trustee	February 2014	136	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
John A. Caroselli (age 63)	Trustee	March 2017	136	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 62)	Trustee	January 2009	136	Private investor	N/A
Michael Hegarty (age 72)	Trustee	December 2004	136	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 62)	Trustee and Vice Chair of Trustees	January 2009	136	Private investor	N/A
Clarence Otis, Jr. (age 61)	Trustee	March 2017	136	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

31

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Maryanne L. Roepke (age 61)	Trustee	May 2014	136	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 60)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kino Clark (k) (age 49)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 50)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)
Thomas H. Connors (k) (age 58)	Assistant Secretary and Assistant Clerk	September 2012	136	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)

32

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Ethan D. Corey (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (age 49)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 50)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)
Brian E. Langenfeld (k) (age 44)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Susan A. Pereira (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Kasey L. Phillips (k) (age 46)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)
Matthew A. Stowe (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Frank L. Tarantino (age 73)	Independent Senior Officer	June 2004	136	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2007	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

33

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Martin J. Wolin (k) (age 50)	Chief Compliance Officer	July 2015	136	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)
James O. Yost (k) (age 57)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kavanaugh and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

34

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Edward O’Dette

35

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2017 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2016 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory,

36

Board Review of Investment Advisory Agreement – continued

administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2016, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 2nd quintile for the one-year period and the 4th quintile for the five-year period ended December 31, 2016 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. In addition, the Trustees noted the market conditions affecting all money market funds, in particular the low interest rate environment, and MFS’ voluntary waiver of all or a portion of its fees to ensure that the Fund avoids a negative yield. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that MFS Fund Distributors, Inc. (“MFD”), an affiliate of MFS, currently observes a Class A 12b-1 fee waiver, which may not be

37

Board Review of Investment Advisory Agreement – continued

changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is not subject to any breakpoints. Taking into account that the Fund’s effective advisory fee rate was approximately at the Broadridge expense group median described above, the Trustees determined not to recommend any advisory fee breakpoints for the Fund at this time. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the group fee waiver was sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the

38

Board Review of Investment Advisory Agreement – continued

Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFD. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2017.

39

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Mutual Funds” and then choose the fund’s name in the “Select a fund” menu.

40

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2017 income tax forms in January 2018.

41

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

42

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

43

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

August 31, 2017

MFS® VALUE FUND

EIF-ANN

MFS® VALUE FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Despite policy uncertainty accompanying a new presidential administration in the United States and unease over ongoing Brexit negotiations, most markets have proved resilient. U.S. share prices have reached new highs in recent months although the U.S. Federal Reserve has continued to gradually hike interest rates. However, rates in most developed markets remain very low, with major non-U.S. central banks just beginning to contemplate curbing accommodative monetary policies.

Globally, we’ve experienced a year-long synchronized upturn in economic growth. Despite better growth, there are few immediate signs of worrisome inflation amid muted wage gains around the world. Europe has benefited from diminishing event risks as populist challengers fell short of upsetting establishment candidates in both the Dutch and French elections. Emerging market economies have been boosted in part by a weaker U.S. dollar and are recovering despite lingering concerns over the potential for restrictive U.S. trade policies that could hamper global trade growth. Looking ahead, markets will have to contend with issues involving geopolitical hot spots on the Korean peninsula and in the Middle East.

At MFS®, we believe time is an asset. A patient, long-term approach to investing can have a powerful impact on decision making and outcomes. Time arbitrage, as we call it, comes down to having the conviction and discipline to allow enough time for good investment ideas to play out. In our view, such an approach, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

October 17, 2017

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
JPMorgan Chase & Co.	4.6%
Philip Morris International, Inc.	3.7%
Johnson & Johnson	3.6%
Wells Fargo & Co.	3.0%
Accenture PLC, “A”	2.8%
Medtronic PLC	2.4%
Goldman Sachs Group, Inc.	2.4%
Citigroup, Inc.	2.3%
U.S. Bancorp	2.2%
Pfizer, Inc.	2.2%

Equity sectors
Financial Services	29.7%
Health Care	15.7%
Consumer Staples	10.8%
Industrial Goods & Services	9.7%
Special Products & Services	5.8%
Basic Materials	5.1%
Leisure	5.0%
Energy	5.0%
Utilities & Communications	2.7%
Autos & Housing	2.7%
Transportation	2.4%
Retailing	2.2%
Technology	1.8%

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of August 31, 2017.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of results

For the twelve months ended August 31, 2017, Class A shares of the MFS Value Fund (“fund”) provided a total return of 12.24%, at net asset value. This compares with a return of 11.58% for the fund’s benchmark, the Russell 1000® Value Index.

Market Environment

For the first time in many years, the global economy is experiencing a period of synchronized economic growth. The rebound in emerging markets (“EM”) economies has been more pronounced (despite the deceleration in Chinese growth at the end of the period), helped by larger economies such as Brazil and Russia emerging from recessions. At the same time, developed markets (“DM”) economies continued to grow at or above potential. Market confidence increased in the US after the presidential elections in November in anticipation of lower taxes, a lighter regulatory burden and increased infrastructure spending, boosting US equities and corporate bond performance. Though hopes have largely faded for pro-growth US policies, market confidence persists. Globally, markets benefited from a reflation trade during the first half of the period as commodity prices strengthened, activity and growth prospects improved, and inflation moved higher, though within moderate bounds. While this bump in global inflation faded in the second half of the period as commodity prices, particularly oil, leveled off or declined, global growth remained relatively resilient. As a result, there have been more tightening signals and actions by DM central banks. The US Federal Reserve increased interest rates by 25 basis points during the second half of the period, bringing the total number of quarter-percent hikes in the federal funds rate to four since December 2015. The European Central Bank appears set to announce tapering of quantitative easing in the fall of 2017. The Bank of England may also begin reducing monetary accommodation. Markets have been comforted, along with central banks, by the decline in fears of a populist surge in Europe after establishment candidates won the Dutch and French elections. European growth has reflected the calmer political economic backdrop.

In recent months, the US dollar reversed the sharp rise seen early in the period, easing what had been a substantial headwind to earnings for multinationals. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. Demand for autos reached near-record territory in the first half of the period before tapering off at the end of the period, while the housing market continued its recovery amid relatively low mortgage rates and tight inventories. Global trade, which was sluggish early in the period, showed signs of improvement in the period’s second half, a positive indicator of global economic activity and prospects. Early in the period, the US election resulted in a sell-off in EM assets due to fears that President Trump would follow through on various campaign threats and promises that were judged to be detrimental to EM. While President Trump withdrew the US from the Trans-Pacific Partnership and began the renegotiation of the North American Free Trade Agreement, significant additional policy action has so far been lacking on economic issues involving EM. As a result, emerging markets resumed their upward trajectory, powered by strong inflows throughout the first half of 2017.

3

Management Review – continued

Contributors to Performance

An underweight position in the energy sector contributed to performance relative to the Russell 1000® Value Index. Within this sector, an underweight position in oil and gas company Exxon Mobil bolstered relative returns. The energy sector was the worst performing sector over the last year. As commodity prices languished, shares of most energy companies, including Exxon Mobil, significantly underperformed the market.

Security selection in the financial services sector further benefited relative results. The fund’s overweight positions in global financial services firm JPMorgan Chase and investment services company Goldman Sachs Group, and holding shares of consulting firm AON (b), aided relative results. Shares of many US banks significantly outperformed the market following the US Presidential Election as it appeared that investors anticipated a more favorable environment with reduced regulation and higher interest rates going forward.

Security selection in both the industrial goods & services and autos & housing sectors also contributed to relative results. Within the industrial goods & services sector, not holding diversified industrial conglomerate General Electric, and the fund’s position in security solutions firm Northrop Grumman (b), supported relative performance. Shares of General Electric depreciated following what appeared to have been investor concerns regarding the company’s weaker-than-expected cash flow generation during the period. The unexpected resignation of its CEO in June further pressured its share price. Within the autos & housing sector, the fund’s position in vehicle components manufacturer Delphi Automotive (b) benefited relative performance.

Stocks in other sectors that aided relative results included not holding telecommunication services provider AT&T or next-generation mobile technologies provider QUALCOMM, and an overweight position in tobacco company Philip Morris International.

Detractors from Performance

Security selection in the retailing sector was a primary detractor from relative performance, led by the fund’s overweight position in drugstore CVS Health Corp.

Elsewhere, not holding financial services firm Bank of America, multinational conglomerate holding company Berkshire Hathaway and rail-based transportation company CSX hindered relative results. Shares of Bank of America reacted positively during the period to strong results in fee income revenue, a lower-than-anticipated loan loss provision, solid expense management, better-than-expected credit trends and increased future earnings guidance. The fund’s overweight positions in global food company General Mills, diversified technology and multi-industrial company Johnson Controls, global supplier of paints, coatings, specialty materials, and fiberglass PPG Industries, medical device maker Medtronic and beauty product manufacturer Coty weighed on relative returns. Shares of General Mills came under pressure after the

4

Management Review – continued

company lowered both its 2017 and 2018 earnings guidance during the period. Additionally, the fund’s holding of marketing and corporate communications services firm Omnicom Group (b) further held back relative performance.

Respectfully,

Portfolio Manager(s)
Nevin Chitkara and Steve Gorham

(b)	Security is not a benchmark constituent.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 8/31/17

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 8/31/17

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	1/02/96	12.24%	13.73%	6.94%
B	11/04/97	11.40%	12.88%	6.15%
C	11/05/97	11.43%	12.88%	6.15%
I	1/02/97	12.54%	14.01%	7.22%
R1	4/01/05	11.40%	12.88%	6.15%
R2	10/31/03	11.95%	13.45%	6.68%
R3	4/01/05	12.23%	13.73%	6.94%
R4	4/01/05	12.52%	14.01%	7.21%
R6	5/01/06	12.66%	14.13%	7.24%
529A	7/31/02	12.21%	13.73%	6.88%
529B	7/31/02	11.78%	13.01%	6.16%
529C	7/31/02	11.35%	12.83%	6.07%
Comparative benchmark(s)
Russell 1000® Value Index (f)		11.58%	13.25%	5.96%
Average annual with sales charge
A With Initial Sales Charge (5.75%)		5.79%	12.39%	6.31%
B With CDSC (Declining over six years from 4% to 0%) (v)		7.40%	12.63%	6.15%
C With CDSC (1% for 12 months) (v)		10.43%	12.88%	6.15%
529A With initial Sales Charge (5.75%)		5.76%	12.39%	6.25%
529B With CDSC (Declining over six years from 4% to 0%) (v)		7.78%	12.76%	6.16%
529C With CDSC (1% for 12 months) (v)		10.35%	12.83%	6.07%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

On May 30, 2012, Class W shares were redesignated Class R5 shares. Total returns for Class R5 shares prior to May 30, 2012 reflect the performance history of Class W shares which had different fees and expenses than Class R5 shares. Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.

7

Performance Summary – continued

Benchmark Definition(s)

Russell 1000® Value Index – constructed to provide a comprehensive barometer for the value securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values. The Russell 1000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2017 through August 31, 2017

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2017 through August 31, 2017.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/17	Ending Account Value 8/31/17	Expenses Paid During Period (p) 3/01/17-8/31/17
A	Actual	0.84%	$1,000.00	$1,034.80	$4.31
	Hypothetical (h)	0.84%	$1,000.00	$1,020.97	$4.28
B	Actual	1.59%	$1,000.00	$1,030.70	$8.14
	Hypothetical (h)	1.59%	$1,000.00	$1,017.19	$8.08
C	Actual	1.59%	$1,000.00	$1,030.87	$8.14
	Hypothetical (h)	1.59%	$1,000.00	$1,017.19	$8.08
I	Actual	0.59%	$1,000.00	$1,036.06	$3.03
	Hypothetical (h)	0.59%	$1,000.00	$1,022.23	$3.01
R1	Actual	1.59%	$1,000.00	$1,030.98	$8.14
	Hypothetical (h)	1.59%	$1,000.00	$1,017.19	$8.08
R2	Actual	1.09%	$1,000.00	$1,033.38	$5.59
	Hypothetical (h)	1.09%	$1,000.00	$1,019.71	$5.55
R3	Actual	0.84%	$1,000.00	$1,034.64	$4.31
	Hypothetical (h)	0.84%	$1,000.00	$1,020.97	$4.28
R4	Actual	0.59%	$1,000.00	$1,035.96	$3.03
	Hypothetical (h)	0.59%	$1,000.00	$1,022.23	$3.01
R6	Actual	0.49%	$1,000.00	$1,036.73	$2.52
	Hypothetical (h)	0.49%	$1,000.00	$1,022.74	$2.50
529A	Actual	0.86%	$1,000.00	$1,034.47	$4.41
	Hypothetical (h)	0.86%	$1,000.00	$1,020.87	$4.38
529B	Actual	1.63%	$1,000.00	$1,030.44	$8.34
	Hypothetical (h)	1.63%	$1,000.00	$1,016.99	$8.29
529C	Actual	1.63%	$1,000.00	$1,030.79	$8.34
	Hypothetical (h)	1.63%	$1,000.00	$1,016.99	$8.29

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class 529A, Class 529B, and Class 529C shares, this rebate reduced the expense ratios above by 0.04%, 0.01%, and 0.01%, respectively. See Note 3 in the Notes to Financial Statements for additional information.

10

PORTFOLIO OF INVESTMENTS

8/31/17

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 98.6%
Issuer	Shares/Par	Value ($)
Aerospace - 5.2%
Honeywell International, Inc.	5,973,718	$825,985,988
Lockheed Martin Corp.	1,209,915	369,495,942
Northrop Grumman Corp.	2,213,286	602,478,582
United Technologies Corp.	4,292,942	513,951,016

		$2,311,911,528
Alcoholic Beverages - 1.2%
Diageo PLC	15,705,494	$526,403,699

Apparel Manufacturers - 0.5%
Hanesbrands, Inc.	8,361,357	$202,846,521

Automotive - 1.3%
Delphi Automotive PLC	5,301,755	$511,089,182
Harley-Davidson, Inc.	1,487,573	69,930,807

		$581,019,989
Broadcasting - 1.8%
Interpublic Group of Companies, Inc.	10,957,831	$220,690,717
Omnicom Group, Inc.	7,507,398	543,385,467
Walt Disney Co.	322,786	32,665,943

		$796,742,127
Brokerage & Asset Managers - 2.8%
BlackRock, Inc.	1,030,885	$431,951,124
Franklin Resources, Inc.	4,033,042	174,348,406
NASDAQ, Inc.	5,887,919	443,831,334
T. Rowe Price Group, Inc.	2,142,622	180,751,592

		$1,230,882,456
Business Services - 5.8%
Accenture PLC, “A”	9,398,839	$1,228,992,188
Amdocs Ltd.	1,719,480	111,405,109
Cognizant Technology Solutions Corp., “A”	2,726,945	192,985,898
DXC Technology Co.	1,615,309	137,301,265
Equifax, Inc.	1,453,998	207,151,095
Fidelity National Information Services, Inc.	5,036,468	467,988,606
Fiserv, Inc. (a)	1,720,176	212,802,973

		$2,558,627,134

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Cable TV - 1.4%
Comcast Corp., “A”	15,310,380	$621,754,532

Chemicals - 4.6%
3M Co.	4,361,983	$891,240,367
E.I. du Pont de Nemours & Co.	2,115,824	177,581,108
Monsanto Co.	1,460,603	171,182,672
PPG Industries, Inc.	7,796,745	813,356,438

		$2,053,360,585
Computer Software - Systems - 0.6%
International Business Machines Corp.	1,703,241	$243,614,560

Construction - 1.4%
Sherwin-Williams Co.	1,010,251	$342,747,857
Stanley Black & Decker, Inc.	1,798,705	259,013,520

		$601,761,377
Consumer Products - 1.0%
Coty, Inc., “A”	9,507,255	$157,630,288
Newell Brands, Inc.	1,511,799	72,989,656
Procter & Gamble Co.	2,502,247	230,882,330

		$461,502,274
Containers - 0.5%
Crown Holdings, Inc. (a)	3,665,917	$216,399,080

Electrical Equipment - 2.1%
HD Supply Holdings, Inc. (a)	1,698,354	$56,555,188
Johnson Controls International PLC	22,492,440	890,475,700

		$947,030,888
Electronics - 1.2%
Texas Instruments, Inc.	6,538,546	$541,522,380

Energy - Independent - 1.6%
EOG Resources, Inc.	4,729,334	$401,946,096
Occidental Petroleum Corp.	4,983,797	297,532,681

		$699,478,777
Energy - Integrated - 1.7%
Chevron Corp.	3,402,758	$366,204,816
Exxon Mobil Corp.	4,869,440	371,684,355

		$737,889,171

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Entertainment - 0.9%
Time Warner, Inc.	3,744,486	$378,567,535

Food & Beverages - 4.5%
Archer Daniels Midland Co.	3,721,582	$153,775,768
Danone S.A.	2,726,092	214,675,145
General Mills, Inc.	8,418,713	448,380,654
J.M. Smucker Co.	1,516,717	158,891,273
Nestle S.A.	8,957,096	759,851,671
PepsiCo, Inc.	2,266,905	262,348,916

		$1,997,923,427
Food & Drug Stores - 1.5%
CVS Health Corp.	8,754,661	$677,085,482

Health Maintenance Organizations - 0.8%
Cigna Corp.	1,545,635	$281,398,308
UnitedHealth Group, Inc.	373,414	74,272,045

		$355,670,353
Insurance - 7.6%
Aon PLC	6,002,683	$835,333,366
Chubb Ltd.	6,194,045	875,961,844
MetLife, Inc.	11,386,946	533,250,681
Prudential Financial, Inc.	2,546,430	259,939,575
Travelers Cos., Inc.	6,889,600	834,881,728

		$3,339,367,194
Machinery & Tools - 2.3%
Eaton Corp. PLC	5,820,764	$417,698,025
Illinois Tool Works, Inc.	2,682,440	368,862,324
Ingersoll-Rand Co. Ltd., “A”	2,950,683	251,958,821

		$1,038,519,170
Major Banks - 13.4%
Bank of New York Mellon Corp.	9,688,566	$506,518,230
Goldman Sachs Group, Inc.	4,703,435	1,052,346,547
JPMorgan Chase & Co.	22,335,181	2,030,044,601
PNC Financial Services Group, Inc.	4,903,339	614,927,744
State Street Corp.	4,339,727	401,381,350
Wells Fargo & Co.	26,103,096	1,333,085,113

		$5,938,303,585

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Medical & Health Technology & Services - 1.1%
Express Scripts Holding Co. (a)	3,250,050	$204,168,141
McKesson Corp.	1,934,337	288,815,857

		$492,983,998
Medical Equipment - 6.6%
Abbott Laboratories	14,669,078	$747,242,833
Danaher Corp.	6,263,115	522,469,053
Medtronic PLC	13,163,777	1,061,263,702
Thermo Fisher Scientific, Inc.	3,150,640	589,610,770

		$2,920,586,358
Oil Services - 1.7%
Schlumberger Ltd.	11,873,596	$754,092,082

Other Banks & Diversified Financials - 5.5%
American Express Co.	5,165,567	$444,755,319
Citigroup, Inc.	15,016,984	1,021,605,421
U.S. Bancorp	18,849,759	966,050,149

		$2,432,410,889
Pharmaceuticals - 7.2%
Johnson & Johnson	12,173,806	$1,611,446,700
Merck & Co., Inc.	6,623,654	422,986,545
Novartis AG	1,287,269	108,598,010
Pfizer, Inc.	28,220,491	957,239,055
Roche Holding AG	369,342	93,784,636

		$3,194,054,946
Printing & Publishing - 1.0%
Moody’s Corp.	2,498,348	$334,853,583
S&P Global, Inc.	618,113	95,393,379

		$430,246,962
Railroad & Shipping - 1.3%
Canadian National Railway Co.	3,226,388	$261,305,164
Union Pacific Corp.	2,962,140	311,913,342

		$573,218,506
Real Estate - 0.4%
Public Storage, Inc., REIT	833,967	$171,246,784

Specialty Stores - 0.2%
Advance Auto Parts, Inc.	808,391	$79,141,479

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Telephone Services - 0.8%
Verizon Communications, Inc.	7,270,804	$348,780,468

Tobacco - 4.1%
Altria Group, Inc.	2,971,679	$188,404,449
Philip Morris International, Inc.	13,862,841	1,620,981,998

		$1,809,386,447
Trucking - 1.1%
United Parcel Service, Inc., “B”	4,249,785	$486,005,412

Utilities - Electric Power - 1.9%
Duke Energy Corp.	7,318,955	$638,944,771
Xcel Energy, Inc.	4,004,336	198,214,632

		$837,159,403
Total Common Stocks (Identified Cost, $28,126,961,105)		$43,587,497,558

Investment Companies (h) - 2.0%
Money Market Funds - 2.0%
MFS Institutional Money Market Portfolio, 1.11% (v) (Identified Cost, $908,248,308)	908,270,888	$908,270,888

Other Assets, Less Liabilities - (0.6)%		(281,072,216)
Net Assets - 100.0%		$44,214,696,230

(a)	Non-income producing security.
(h)	An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $908,270,888 and $43,587,497,558, respectively.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

15

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/17

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $28,126,961,105)	$43,587,497,558
Investments in affiliated issuers, at value (identified cost, $908,248,308)	908,270,888
Cash	3,884
Foreign currency, at value (identified cost, $45)	50
Receivables for
Investments sold	96,792,274
Fund shares sold	96,359,653
Dividends	117,715,059
Other assets	36,433
Total assets	$44,806,675,799
Liabilities
Payables for
Investments purchased	$509,190,087
Fund shares reacquired	71,358,110
Payable to affiliates
Investment adviser	1,108,151
Shareholder servicing costs	8,792,347
Distribution and service fees	206,443
Program manager fee	80
Payable for independent Trustees’ compensation	1,872
Accrued expenses and other liabilities	1,322,479
Total liabilities	$591,979,569
Net assets	$44,214,696,230
Net assets consist of
Paid-in capital	$27,836,693,401
Unrealized appreciation (depreciation)	15,460,782,029
Accumulated net realized gain (loss)	783,521,349
Undistributed net investment income	133,699,451
Net assets	$44,214,696,230
Shares of beneficial interest outstanding	1,131,708,823

16

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$6,344,964,872	162,699,440	$39.00
Class B	137,360,957	3,543,563	38.76
Class C	1,389,685,125	36,081,147	38.52
Class I	19,624,016,269	500,397,357	39.22
Class R1	26,662,958	697,134	38.25
Class R2	614,043,995	15,907,634	38.60
Class R3	2,030,023,444	52,247,366	38.85
Class R4	3,060,883,150	78,474,599	39.00
Class R6	10,957,733,671	280,899,972	39.01
Class 529A	22,490,218	581,254	38.69
Class 529B	908,012	23,749	38.23
Class 529C	5,923,559	155,608	38.07

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $41.38 [100 / 94.25 x $39.00] and $41.05 [100 / 94.25 x $38.69], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R6, and 529A.

See Notes to Financial Statements

17

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/17

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$946,677,798
Non-cash dividends	127,776,059
Dividends from affiliated issuers	3,203,286
Income on securities loaned	1,466,268
Other	12,755
Foreign taxes withheld	(5,302,304)
Total investment income	$1,073,833,862
Expenses
Management fee	$202,696,656
Distribution and service fees	43,842,268
Shareholder servicing costs	38,226,658
Program manager fees	27,513
Administrative services fee	640,808
Independent Trustees’ compensation	244,707
Custodian fee	590,558
Reimbursement of custodian expenses	(93,469)
Shareholder communications	2,908,927
Audit and tax fees	71,239
Legal fees	463,472
Miscellaneous	1,914,159
Total expenses	$291,533,496
Reduction of expenses by investment adviser and distributor	(8,881,552)
Net expenses	$282,651,944
Net investment income (loss)	$791,181,918
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$1,357,513,093
Affiliated issuers	(41,834)
Foreign currency	(138,118)
Net realized gain (loss)	$1,357,333,141
Change in unrealized appreciation (depreciation)
Unaffiliated issuers	$2,726,768,930
Affiliated issuers	22,580
Translation of assets and liabilities in foreign currencies	364,273
Net unrealized gain (loss)	$2,727,155,783
Net realized and unrealized gain (loss)	$4,084,488,924
Change in net assets from operations	$4,875,670,842

See Notes to Financial Statements

18

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	8/31/17	8/31/16
Change in net assets
From operations
Net investment income (loss)	$791,181,918	$619,545,994
Net realized gain (loss)	1,357,333,141	862,550,534
Net unrealized gain (loss)	2,727,155,783	3,214,917,617
Change in net assets from operations	$4,875,670,842	$4,697,014,145
Distributions declared to shareholders
From net investment income	$(767,688,873)	$(631,287,372)
From net realized gain on investments	(686,739,618)	(1,243,632,740)
Total distributions declared to shareholders	$(1,454,428,491)	$(1,874,920,112)
Change in net assets from fund share transactions	$955,436,745	$3,382,783,869
Total change in net assets	$4,376,679,096	$6,204,877,902
Net assets
At beginning of period	39,838,017,134	33,633,139,232
At end of period (including undistributed net investment income of $133,699,451 and $110,344,524, respectively)	$44,214,696,230	$39,838,017,134

See Notes to Financial Statements

19

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended
	8/31/17		8/31/16	8/31/15	8/31/14	8/31/13
Net asset value, beginning of period	$35.93		$33.38	$34.70	$29.81	$24.90
Income (loss) from investment operations
Net investment income (loss) (d)	$0.66	(c)	$0.54	$0.63	$0.69	$0.50
Net realized and unrealized gain (loss)	3.65		3.81	(0.36)	5.41	5.08
Total from investment operations	$4.31		$4.35	$0.27	$6.10	$5.58
Less distributions declared to shareholders
From net investment income	$(0.62)		$(0.56)	$(0.67)	$(0.63)	$(0.48)
From net realized gain	(0.62)		(1.24)	(0.92)	(0.58)	(0.19)
Total distributions declared to shareholders	$(1.24)		$(1.80)	$(1.59)	$(1.21)	$(0.67)
Net asset value, end of period (x)	$39.00		$35.93	$33.38	$34.70	$29.81
Total return (%) (r)(s)(t)(x)	12.24	(c)	13.55	0.68	20.78	22.75
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.86	(c)	0.90	0.90	0.90	0.93
Expenses after expense reductions (f)	0.84	(c)	0.86	0.86	0.88	0.92
Net investment income (loss)	1.77	(c)	1.60	1.80	2.10	1.80
Portfolio turnover	14		12	12	13	12
Net assets at end of period (000 omitted)	$6,344,965		$9,033,842	$8,478,761	$9,448,535	$8,058,858

See Notes to Financial Statements

20

Financial Highlights – continued

Class B	Year ended
	8/31/17		8/31/16	8/31/15	8/31/14	8/31/13
Net asset value, beginning of period	$35.72		$33.19	$34.50	$29.64	$24.76
Income (loss) from investment operations
Net investment income (loss) (d)	$0.37	(c)	$0.28	$0.37	$0.44	$0.29
Net realized and unrealized gain (loss)	3.64		3.79	(0.35)	5.38	5.05
Total from investment operations	$4.01		$4.07	$0.02	$5.82	$5.34
Less distributions declared to shareholders
From net investment income	$(0.35)		$(0.30)	$(0.41)	$(0.38)	$(0.27)
From net realized gain	(0.62)		(1.24)	(0.92)	(0.58)	(0.19)
Total distributions declared to shareholders	$(0.97)		$(1.54)	$(1.33)	$(0.96)	$(0.46)
Net asset value, end of period (x)	$38.76		$35.72	$33.19	$34.50	$29.64
Total return (%) (r)(s)(t)(x)	11.40	(c)	12.68	(0.06)	19.89	21.82
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.61	(c)	1.65	1.65	1.65	1.68
Expenses after expense reductions (f)	1.59	(c)	1.61	1.61	1.63	1.67
Net investment income (loss)	0.99	(c)	0.85	1.05	1.35	1.05
Portfolio turnover	14		12	12	13	12
Net assets at end of period (000 omitted)	$137,361		$154,742	$154,205	$179,284	$169,208

Class C	Year ended
	8/31/17		8/31/16	8/31/15	8/31/14	8/31/13
Net asset value, beginning of period	$35.50		$33.00	$34.33	$29.50	$24.65
Income (loss) from investment operations
Net investment income (loss) (d)	$0.37	(c)	$0.28	$0.37	$0.44	$0.29
Net realized and unrealized gain (loss)	3.62		3.77	(0.36)	5.36	5.03
Total from investment operations	$3.99		$4.05	$0.01	$5.80	$5.32
Less distributions declared to shareholders
From net investment income	$(0.35)		$(0.31)	$(0.42)	$(0.39)	$(0.28)
From net realized gain	(0.62)		(1.24)	(0.92)	(0.58)	(0.19)
Total distributions declared to shareholders	$(0.97)		$(1.55)	$(1.34)	$(0.97)	$(0.47)
Net asset value, end of period (x)	$38.52		$35.50	$33.00	$34.33	$29.50
Total return (%) (r)(s)(t)(x)	11.43	(c)	12.69	(0.09)	19.92	21.83
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.61	(c)	1.65	1.65	1.65	1.68
Expenses after expense reductions (f)	1.59	(c)	1.61	1.61	1.63	1.67
Net investment income (loss)	0.99	(c)	0.85	1.06	1.35	1.05
Portfolio turnover	14		12	12	13	12
Net assets at end of period (000 omitted)	$1,389,685		$1,538,605	$1,335,968	$1,359,860	$1,090,690
See Notes to Financial Statements

21

Financial Highlights – continued

Class I	Year ended
	8/31/17		8/31/16	8/31/15	8/31/14	8/31/13
Net asset value, beginning of period	$36.13		$33.56	$34.88	$29.96	$25.02
Income (loss) from investment operations
Net investment income (loss) (d)	$0.74	(c)	$0.63	$0.72	$0.78	$0.57
Net realized and unrealized gain (loss)	3.70		3.82	(0.36)	5.43	5.10
Total from investment operations	$4.44		$4.45	$0.36	$6.21	$5.67
Less distributions declared to shareholders
From net investment income	$(0.73)		$(0.64)	$(0.76)	$(0.71)	$(0.54)
From net realized gain	(0.62)		(1.24)	(0.92)	(0.58)	(0.19)
Total distributions declared to shareholders	$(1.35)		$(1.88)	$(1.68)	$(1.29)	$(0.73)
Net asset value, end of period (x)	$39.22		$36.13	$33.56	$34.88	$29.96
Total return (%) (r)(s)(t)(x)	12.54	(c)	13.83	0.93	21.07	23.06
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.61	(c)	0.65	0.65	0.65	0.68
Expenses after expense reductions (f)	0.59	(c)	0.61	0.61	0.63	0.67
Net investment income (loss)	1.98	(c)	1.84	2.06	2.35	2.05
Portfolio turnover	14		12	12	13	12
Net assets at end of period (000 omitted)	$19,624,016		$17,134,836	$13,888,395	$13,905,910	$10,568,573

Class R1	Year ended
	8/31/17		8/31/16	8/31/15	8/31/14	8/31/13
Net asset value, beginning of period	$35.27		$32.79	$34.11	$29.32	$24.50
Income (loss) from investment operations
Net investment income (loss) (d)	$0.36	(c)	$0.28	$0.36	$0.43	$0.29
Net realized and unrealized gain (loss)	3.60		3.74	(0.34)	5.33	5.00
Total from investment operations	$3.96		$4.02	$0.02	$5.76	$5.29
Less distributions declared to shareholders
From net investment income	$(0.36)		$(0.30)	$(0.42)	$(0.39)	$(0.28)
From net realized gain	(0.62)		(1.24)	(0.92)	(0.58)	(0.19)
Total distributions declared to shareholders	$(0.98)		$(1.54)	$(1.34)	$(0.97)	$(0.47)
Net asset value, end of period (x)	$38.25		$35.27	$32.79	$34.11	$29.32
Total return (%) (r)(s)(t)(x)	11.40	(c)	12.69	(0.07)	19.88	21.83
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.61	(c)	1.65	1.65	1.65	1.68
Expenses after expense reductions (f)	1.59	(c)	1.61	1.61	1.63	1.67
Net investment income (loss)	0.99	(c)	0.85	1.06	1.33	1.06
Portfolio turnover	14		12	12	13	12
Net assets at end of period (000 omitted)	$26,663		$27,096	$27,860	$33,390	$33,485

See Notes to Financial Statements

22

Financial Highlights – continued

Class R2	Year ended
	8/31/17		8/31/16	8/31/15	8/31/14	8/31/13
Net asset value, beginning of period	$35.59		$33.08	$34.40	$29.56	$24.69
Income (loss) from investment operations
Net investment income (loss) (d)	$0.55	(c)	$0.45	$0.54	$0.60	$0.43
Net realized and unrealized gain (loss)	3.62		3.78	(0.35)	5.36	5.04
Total from investment operations	$4.17		$4.23	$0.19	$5.96	$5.47
Less distributions declared to shareholders
From net investment income	$(0.54)		$(0.48)	$(0.59)	$(0.54)	$(0.41)
From net realized gain	(0.62)		(1.24)	(0.92)	(0.58)	(0.19)
Total distributions declared to shareholders	$(1.16)		$(1.72)	$(1.51)	$(1.12)	$(0.60)
Net asset value, end of period (x)	$38.60		$35.59	$33.08	$34.40	$29.56
Total return (%) (r)(s)(t)(x)	11.95	(c)	13.27	0.43	20.48	22.47
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.11	(c)	1.15	1.15	1.15	1.18
Expenses after expense reductions (f)	1.09	(c)	1.11	1.11	1.13	1.17
Net investment income (loss)	1.49	(c)	1.35	1.54	1.84	1.55
Portfolio turnover	14		12	12	13	12
Net assets at end of period (000 omitted)	$614,044		$567,665	$521,592	$607,340	$572,590

Class R3	Year ended
	8/31/17		8/31/16	8/31/15	8/31/14	8/31/13
Net asset value, beginning of period	$35.81		$33.28	$34.60	$29.73	$24.83
Income (loss) from investment operations
Net investment income (loss) (d)	$0.65	(c)	$0.54	$0.63	$0.69	$0.50
Net realized and unrealized gain (loss)	3.64		3.79	(0.35)	5.39	5.07
Total from investment operations	$4.29		$4.33	$0.28	$6.08	$5.57
Less distributions declared to shareholders
From net investment income	$(0.63)		$(0.56)	$(0.68)	$(0.63)	$(0.48)
From net realized gain	(0.62)		(1.24)	(0.92)	(0.58)	(0.19)
Total distributions declared to shareholders	$(1.25)		$(1.80)	$(1.60)	$(1.21)	$(0.67)
Net asset value, end of period (x)	$38.85		$35.81	$33.28	$34.60	$29.73
Total return (%) (r)(s)(t)(x)	12.23	(c)	13.54	0.69	20.77	22.77
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.86	(c)	0.90	0.90	0.90	0.93
Expenses after expense reductions (f)	0.84	(c)	0.86	0.86	0.87	0.91
Net investment income (loss)	1.74	(c)	1.60	1.80	2.11	1.80
Portfolio turnover	14		12	12	13	12
Net assets at end of period (000 omitted)	$2,030,023		$1,903,910	$1,571,281	$1,559,863	$1,299,126

See Notes to Financial Statements

23

Financial Highlights – continued

Class R4	Year ended
	8/31/17		8/31/16	8/31/15	8/31/14	8/31/13
Net asset value, beginning of period	$35.94		$33.40	$34.72	$29.82	$24.90
Income (loss) from investment operations
Net investment income (loss) (d)	$0.74	(c)	$0.62	$0.72	$0.77	$0.57
Net realized and unrealized gain (loss)	3.67		3.80	(0.36)	5.42	5.08
Total from investment operations	$4.41		$4.42	$0.36	$6.19	$5.65
Less distributions declared to shareholders
From net investment income	$(0.73)		$(0.64)	$(0.76)	$(0.71)	$(0.54)
From net realized gain	(0.62)		(1.24)	(0.92)	(0.58)	(0.19)
Total distributions declared to shareholders	$(1.35)		$(1.88)	$(1.68)	$(1.29)	$(0.73)
Net asset value, end of period (x)	$39.00		$35.94	$33.40	$34.72	$29.82
Total return (%) (r)(s)(t)(x)	12.52	(c)	13.80	0.93	21.11	23.09
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.61	(c)	0.65	0.65	0.65	0.68
Expenses after expense reductions (f)	0.59	(c)	0.61	0.61	0.63	0.67
Net investment income (loss)	1.99	(c)	1.85	2.05	2.34	2.07
Portfolio turnover	14		12	12	13	12
Net assets at end of period (000 omitted)	$3,060,883		$3,233,421	$2,787,041	$3,283,133	$2,892,340

Class R6	Year ended
	8/31/17		8/31/16	8/31/15	8/31/14	8/31/13
Net asset value, beginning of period	$35.94		$33.40	$34.72	$29.82	$24.90
Income (loss) from investment operations
Net investment income (loss) (d)	$0.76	(c)	$0.66	$0.76	$0.82	$0.60
Net realized and unrealized gain (loss)	3.69		3.80	(0.36)	5.40	5.07
Total from investment operations	$4.45		$4.46	$0.40	$6.22	$5.67
Less distributions declared to shareholders
From net investment income	$(0.76)		$(0.68)	$(0.80)	$(0.74)	$(0.56)
From net realized gain	(0.62)		(1.24)	(0.92)	(0.58)	(0.19)
Total distributions declared to shareholders	$(1.38)		$(1.92)	$(1.72)	$(1.32)	$(0.75)
Net asset value, end of period (x)	$39.01		$35.94	$33.40	$34.72	$29.82
Total return (%) (r)(s)(t)(x)	12.66	(c)	13.93	1.04	21.23	23.18
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.51	(c)	0.54	0.54	0.55	0.57
Expenses after expense reductions (f)	0.49	(c)	0.50	0.50	0.53	0.56
Net investment income (loss)	2.04	(c)	1.95	2.17	2.48	2.12
Portfolio turnover	14		12	12	13	12
Net assets at end of period (000 omitted)	$10,957,734		$6,218,954	$4,846,172	$3,996	$2,632

See Notes to Financial Statements

24

Financial Highlights – continued

Class 529A	Year ended
	8/31/17		8/31/16	8/31/15	8/31/14	8/31/13
Net asset value, beginning of period	$35.67		$33.15	$34.48	$29.62	$24.74
Income (loss) from investment operations
Net investment income (loss) (d)	$0.63	(c)	$0.53	$0.63	$0.69	$0.49
Net realized and unrealized gain (loss)	3.64		3.79	(0.36)	5.38	5.05
Total from investment operations	$4.27		$4.32	$0.27	$6.07	$5.54
Less distributions declared to shareholders
From net investment income	$(0.63)		$(0.56)	$(0.68)	$(0.63)	$(0.47)
From net realized gain	(0.62)		(1.24)	(0.92)	(0.58)	(0.19)
Total distributions declared to shareholders	$(1.25)		$(1.80)	$(1.60)	$(1.21)	$(0.66)
Net asset value, end of period (x)	$38.69		$35.67	$33.15	$34.48	$29.62
Total return (%) (r)(s)(t)(x)	12.21	(c)	13.55	0.67	20.84	22.73
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.96	(c)	1.00	1.00	1.00	1.03
Expenses after expense reductions (f)	0.85	(c)	0.86	0.86	0.87	0.93
Net investment income (loss)	1.71	(c)	1.59	1.82	2.11	1.79
Portfolio turnover	14		12	12	13	12
Net assets at end of period (000 omitted)	$22,490		$18,625	$16,543	$14,547	$10,899

Class 529B	Year ended
	8/31/17		8/31/16	8/31/15	8/31/14	8/31/13
Net asset value, beginning of period	$35.27		$32.78	$34.08	$29.29	$24.48
Income (loss) from investment operations
Net investment income (loss) (d)	$0.47	(c)	$0.29	$0.47	$0.42	$0.27
Net realized and unrealized gain (loss)	3.61		3.73	(0.34)	5.32	4.99
Total from investment operations	$4.08		$4.02	$0.13	$5.74	$5.26
Less distributions declared to shareholders
From net investment income	$(0.50)		$(0.29)	$(0.51)	$(0.37)	$(0.26)
From net realized gain	(0.62)		(1.24)	(0.92)	(0.58)	(0.19)
Total distributions declared to shareholders	$(1.12)		$(1.53)	$(1.43)	$(0.95)	$(0.45)
Net asset value, end of period (x)	$38.23		$35.27	$32.78	$34.08	$29.29
Total return (%) (r)(s)(t)(x)	11.78	(c)	12.70	0.27	19.85	21.74
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.34	(c)	1.68	1.37	1.75	1.78
Expenses after expense reductions (f)	1.26	(c)	1.58	1.27	1.67	1.71
Net investment income (loss)	1.28	(c)	0.87	1.38	1.30	1.00
Portfolio turnover	14		12	12	13	12
Net assets at end of period (000 omitted)	$908		$941	$888	$1,026	$1,013

See Notes to Financial Statements

25

Financial Highlights – continued

Class 529C	Year ended
	8/31/17		8/31/16	8/31/15	8/31/14	8/31/13
Net asset value, beginning of period	$35.11		$32.66	$34.00	$29.23	$24.43
Income (loss) from investment operations
Net investment income (loss) (d)	$0.34	(c)	$0.26	$0.35	$0.41	$0.27
Net realized and unrealized gain (loss)	3.59		3.73	(0.36)	5.32	4.99
Total from investment operations	$3.93		$3.99	$(0.01)	$5.73	$5.26
Less distributions declared to shareholders
From net investment income	$(0.35)		$(0.30)	$(0.41)	$(0.38)	$(0.27)
From net realized gain	(0.62)		(1.24)	(0.92)	(0.58)	(0.19)
Total distributions declared to shareholders	$(0.97)		$(1.54)	$(1.33)	$(0.96)	$(0.46)
Net asset value, end of period (x)	$38.07		$35.11	$32.66	$34.00	$29.23
Total return (%) (r)(s)(t)(x)	11.38	(c)	12.64	(0.14)	19.85	21.80
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.71	(c)	1.75	1.75	1.75	1.78
Expenses after expense reductions (f)	1.63	(c)	1.65	1.66	1.67	1.72
Net investment income (loss)	0.93	(c)	0.80	1.03	1.28	1.00
Portfolio turnover	14		12	12	13	12
Net assets at end of period (000 omitted)	$5,924		$5,381	$4,434	$3,981	$3,387

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher. See Note 2 in the Notes to Financial Statements for additional information.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

26

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Value Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. The fund has adopted the Rule’s Regulation S-X amendments and believes that the fund’s financial statements are in compliance with those amendments.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be

27

Notes to Financial Statements – continued

valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires

28

Notes to Financial Statements – continued

judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2017 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$43,587,497,558	$—	$—	$43,587,497,558
Mutual Funds	908,270,888	—	—	908,270,888
Total	$44,495,768,446	$—	$—	$44,495,768,446

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On

29

Notes to Financial Statements – continued

loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At August 31, 2017, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Reimbursement of Expenses by Custodian – In December 2015, the fund’s custodian (or former custodian), State Street Bank and Trust Company, announced that it intended to reimburse its asset servicing clients for expense amounts that it billed in error during the period 1998 through 2015. The amount of this one-time reimbursement attributable to the fund is reflected as “Reimbursement of custodian expenses” in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

30

Notes to Financial Statements – continued

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals, treating a portion of the proceeds from redemptions as a distribution for tax purposes, and redemptions in-kind.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 8/31/17	Year ended 8/31/16
Ordinary income (including any short-term capital gains)	$767,688,873	$675,250,066
Long-term capital gains	686,739,618	1,199,670,046
Total distributions	$1,454,428,491	$1,874,920,112

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/17
Cost of investments	$29,182,228,961
Gross appreciation	15,709,464,601
Gross depreciation	(395,925,116)
Net unrealized appreciation (depreciation)	$15,313,539,485
Undistributed ordinary income	238,199,458
Undistributed long-term capital gain	826,042,751
Other temporary differences	221,135

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares

31

Notes to Financial Statements – continued

approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 8/31/17	Year ended 8/31/16	Year ended 8/31/17	Year ended 8/31/16
Class A	$131,982,827	$143,652,211	$145,815,548	$317,518,220
Class B	1,409,681	1,365,556	2,559,725	5,620,466
Class C	14,571,557	13,003,027	26,261,814	50,501,471
Class I	375,506,835	279,002,684	303,900,025	516,393,410
Class R1	260,861	242,154	444,176	980,245
Class R2	8,856,685	7,506,322	10,120,565	19,304,965
Class R3	33,433,839	27,575,912	32,531,493	60,955,804
Class R4	62,561,506	55,632,088	55,201,840	102,703,354
Class R6	138,688,255	102,970,243	109,454,646	168,819,722
Class 529A	348,807	285,400	337,407	629,492
Class 529B	12,287	8,069	15,161	32,356
Class 529C	55,733	43,706	97,218	173,235
Total	$767,688,873	$631,287,372	$686,739,618	$1,243,632,740

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. For the period September 1, 2016 to December 28, 2016, the management fee was computed daily and paid monthly at the following annual rates:

First $7.5 billion of average daily net assets	0.60%
Next $2.5 billion of average daily net assets	0.53%
Average daily net assets in excess of $10 billion	0.50%

The investment adviser had agreed in writing to reduce its management fee to 0.45% of average daily net assets in excess of $20 billion up to $25 billion, 0.42% of average daily net assets in excess of $25 billion up to $30 billion, 0.40% of average daily net assets in excess of $30 billion up to $35 billion, 0.38% of average daily net assets in excess of $35 billion up to $40 billion, and 0.36% of average daily nets assets in excess of $40 billion. This written agreement terminated on December 28, 2016. For the period September 1, 2016 to December 28, 2016, this management fee reduction amounted to $5,603,205, which is included in the reduction of total expenses in the Statement of Operations.

32

Notes to Financial Statements – continued

For the period December 29, 2016 through July 31, 2017, the management fee was computed daily and paid monthly at the following annual rates:

First $7.5 billion of average daily net assets	0.60%
Next $2.5 billion of average daily net assets	0.53%
Next $10 billion of average daily net assets	0.50%
Next $5 billion of average daily net assets	0.45%
Next $5 billion of average daily net assets	0.42%
Next $5 billion of average daily net assets	0.40%
Next $5 billion of average daily net assets	0.38%
Average daily net assets in excess of $40 billion	0.36%

Effective August 1, 2017, the management fee is computed daily and paid monthly at the following annual rates:

First $7.5 billion of average daily net assets	0.60%
Next $2.5 billion of average daily net assets	0.53%
Next $10 billion of average daily net assets	0.50%
Next $5 billion of average daily net assets	0.45%
Next $5 billion of average daily net assets	0.42%
Next $5 billion of average daily net assets	0.40%
Next $5 billion of average daily net assets	0.38%
Next $5 billion of average daily net assets	0.36%
Average daily net assets in excess of $45 billion	0.35%

MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended August 31, 2017, this management fee reduction amounted to $3,167,032, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2017 was equivalent to an annual effective rate of 0.46% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $1,905,694 and $14,658 for the year ended August 31, 2017, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

33

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$19,078,310
Class B	0.75%	0.25%	1.00%	1.00%	1,468,100
Class C	0.75%	0.25%	1.00%	1.00%	14,946,170
Class R1	0.75%	0.25%	1.00%	1.00%	272,746
Class R2	0.25%	0.25%	0.50%	0.50%	3,038,950
Class R3	—	0.25%	0.25%	0.25%	4,922,108
Class 529A	—	0.25%	0.25%	0.21%	51,973
Class 529B	0.75%	0.25%	1.00%	0.62%	5,716
Class 529C	0.75%	0.25%	1.00%	0.99%	58,195
Total Distribution and Service Fees					$43,842,268

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2017 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended August 31, 2017, this rebate amounted to $84,260, $1,059, $2,761, $80, $1,453, $7,474, $74, and $397 for Class A, Class B, Class C, Class R2, Class R3, Class 529A, Class 529B, and Class 529C, respectively, and is included in the reduction of total expenses in the Statement of Operations. For the period September 1, 2016 through February 28, 2017, the 0.75% distribution fee was not imposed for Class 529B shares.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2017, were as follows:

Amount
Class A	$72,624
Class B	211,592
Class C	161,541
Class 529B	—
Class 529C	83

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. MFD has agreed to waive a portion of this fee in an amount equal to 0.05% of the average daily net assets

34

Notes to Financial Statements – continued

for each 529 share class. This waiver agreement will expire on December 31, 2018, unless MFD elects to extend the waiver. For the year ended August 31, 2017, this waiver amounted to $13,757 and is included in the reduction of total expenses in the Statement of Operations. The program manager fee incurred for the year ended August 31, 2017 was equivalent to an annual effective rate of 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees and waivers for the year ended August 31, 2017, were as follows:

	Fee	Waiver
Class 529A	$20,789	$10,395
Class 529B	904	452
Class 529C	5,820	2,910
Total Program Manager Fees and Waivers	$27,513	$13,757

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2017, the fee was $1,793,541, which equated to 0.0043% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended August 31, 2017, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $36,433,117.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2017 was equivalent to an annual effective rate of 0.0015% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a

35

Notes to Financial Statements – continued

pension expense of $560 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended August 31, 2017. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $1,861 at August 31, 2017, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended August 31, 2017, the fee paid by the fund under this agreement was $76,905 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

On September 9, 2015, MFS redeemed 26 shares of Class R6 for an aggregate amount of $856. On March 16, 2016, MFS redeemed 40,429 shares of Class I for an aggregate amount of $1,341,422. On March 16, 2017, MFS purchased 48,783 shares of Class I for an aggregate amount of $1,882,554.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. Under this policy, cross-trades are effected at current market prices with no remuneration paid in connection with the transaction. During the year ended August 31, 2017, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $38,581,671 and $25,403,259, respectively. The sales transactions resulted in net realized gains (losses) of $2,221,304.

(4) Portfolio Securities

For the year ended August 31, 2017, purchases and sales of investments, other than short-term obligations, aggregated $6,244,375,024 and $5,787,662,720, respectively.

36

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/17		Year ended 8/31/16
	Shares	Amount	Shares	Amount
Shares sold
Class A	43,230,719	$1,600,357,205	56,768,963	$1,904,117,260
Class B	409,602	15,035,351	519,166	17,360,213
Class C	5,986,930	219,687,272	8,152,513	270,588,495
Class I	243,305,782	9,165,915,403	145,431,576	4,938,317,915
Class R1	262,817	9,532,638	163,031	5,375,906
Class R2	4,092,565	148,873,968	3,849,909	128,332,720
Class R3	14,808,851	547,458,754	18,949,088	639,478,504
Class R4	17,657,031	656,925,761	27,256,586	905,372,336
Class R6	147,390,698	5,624,934,683	57,025,963	1,914,833,944
Class 529A	108,068	3,966,237	94,052	3,127,505
Class 529B	4,785	171,069	4,894	156,788
Class 529C	29,769	1,075,087	43,845	1,439,715
	477,287,617	$17,993,933,428	318,259,586	$10,728,501,301

Shares issued to shareholders in reinvestment of distributions
Class A	6,766,520	$248,454,218	12,787,124	$421,657,414
Class B	99,277	3,632,741	193,930	6,372,721
Class C	799,377	29,063,578	1,327,523	43,374,651
Class I	13,652,416	506,718,218	17,177,750	569,272,041
Class R1	19,510	705,037	37,672	1,222,399
Class R2	487,452	17,778,534	779,535	25,481,542
Class R3	1,796,755	65,965,080	2,693,294	88,531,682
Class R4	3,045,418	112,104,718	4,591,727	151,372,851
Class R6	6,150,032	226,909,284	7,489,730	246,831,433
Class 529A	18,752	686,051	27,903	913,451
Class 529B	761	27,448	1,246	40,425
Class 529C	4,251	152,951	6,711	216,941
	32,840,521	$1,212,197,858	47,114,145	$1,555,287,551

37

Notes to Financial Statements – continued

	Year ended 8/31/17		Year ended 8/31/16
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(138,738,962)	$(5,168,833,039)	(72,124,211)	$(2,423,599,803)
Class B	(1,297,053)	(47,974,161)	(1,027,622)	(34,444,392)
Class C	(14,041,805)	(519,939,313)	(6,623,806)	(220,702,727)
Class I	(230,780,835)	(8,789,683,191)	(102,196,743)	(3,464,029,826)
Class R1	(353,521)	(12,867,968)	(282,106)	(9,326,974)
Class R2	(4,624,581)	(170,766,207)	(4,445,949)	(148,071,701)
Class R3	(17,523,982)	(647,496,527)	(15,692,059)	(518,179,133)
Class R4	(32,186,529)	(1,198,570,080)	(25,344,379)	(855,036,285)
Class R6	(45,654,925)	(1,690,587,513)	(36,595,792)	(1,223,113,334)
Class 529A	(67,724)	(2,512,154)	(98,814)	(3,186,555)
Class 529B	(8,463)	(303,930)	(6,559)	(219,387)
Class 529C	(31,658)	(1,160,458)	(33,065)	(1,094,866)
	(485,310,038)	$(18,250,694,541)	(264,471,105)	$(8,901,004,983)

Net change
Class A	(88,741,723)	$(3,320,021,616)	(2,568,124)	$(97,825,129)
Class B	(788,174)	(29,306,069)	(314,526)	(10,711,458)
Class C	(7,255,498)	(271,188,463)	2,856,230	93,260,419
Class I	26,177,363	882,950,430	60,412,583	2,043,560,130
Class R1	(71,194)	(2,630,293)	(81,403)	(2,728,669)
Class R2	(44,564)	(4,113,705)	183,495	5,742,561
Class R3	(918,376)	(34,072,693)	5,950,323	209,831,053
Class R4	(11,484,080)	(429,539,601)	6,503,934	201,708,902
Class R6	107,885,805	4,161,256,454	27,919,901	938,552,043
Class 529A	59,096	2,140,134	23,141	854,401
Class 529B	(2,917)	(105,413)	(419)	(22,174)
Class 529C	2,362	67,580	17,491	561,790
	24,818,100	$955,436,745	100,902,626	$3,382,783,869

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Fund and the MFS Moderate Allocation Fund were each the owners of record of approximately 1% of the value of outstanding voting shares of the fund. In addition, the MFS Aggressive Growth Allocation Fund, the MFS Conservative Allocation Fund, the MFS Lifetime Income Fund, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, the MFS Lifetime 2060 Fund, and the MFS Managed Wealth Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

38

Notes to Financial Statements – continued

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended August 31, 2017, the fund’s commitment fee and interest expense were $291,617 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Affiliated Issuer		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		640,928,994	5,156,644,013	(4,889,302,119)	908,270,888

Affiliated Issuer	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(41,834)	$22,580	$—	$3,203,286	$908,270,888

(8) Redemptions In-Kind

On September 23, 2016, the fund recorded redemption proceeds for a redemption in-kind of portfolio securities and cash that were valued at $279,982,234. The redeeming shareholder generally receives a pro rata share of the securities held by the fund. The distribution of such securities generated a realized gain of $132,187,116 for the fund.

39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust I and Shareholders of MFS Value Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Value Fund (the Fund) (one of the series constituting the MFS Series Trust I) as of August 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Value Fund (one of the series constituting the MFS Series Trust I) at August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 17, 2017

40

RESULTS OF SHAREHOLDER MEETING

(unaudited)

At a special meeting of shareholders of MFS Series Trust I, which was held on March 23, 2017, the following action was taken:

Item 1: To elect the following individuals as Trustees:

	Number of Dollars
Nominee	For	Withheld Authority
Steven E. Buller	40,448,016,134.453	372,137,248.376
John A. Caroselli	40,455,058,441.389	365,094,941.560
Maureen R. Goldfarb	40,458,621,672.449	361,531,746.940
David H. Gunning	40,369,558,961.219	450,594,312.051
Michael Hegarty	40,379,783,468.714	440,369,950.676
John P. Kavanaugh	40,453,732,784.104	366,420,708.405
Robert J. Manning	40,424,010,964.586	396,142,308.684
Clarence Otis, Jr.	40,441,919,324.712	378,234,043.007
Maryanne L. Roepke	40,471,040,575.143	349,112,917.026
Robin A. Stelmach	40,459,908,730.475	360,244,615.574
Laurie J. Thomsen	40,426,270,790.416	393,882,628.973

41

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2017, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 53)	Trustee	February 2004	136	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 56)	Trustee	January 2014	136	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 75)	Trustee and Chair of Trustees	January 2004	136	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman (until 2013)

42

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Steven E. Buller (age 66)	Trustee	February 2014	136	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
John A. Caroselli (age 63)	Trustee	March 2017	136	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 62)	Trustee	January 2009	136	Private investor	N/A
Michael Hegarty (age 72)	Trustee	December 2004	136	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 62)	Trustee and Vice Chair of Trustees	January 2009	136	Private investor	N/A
Clarence Otis, Jr. (age 61)	Trustee	March 2017	136	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

43

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Maryanne L. Roepke (age 61)	Trustee	May 2014	136	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 60)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kino Clark (k) (age 49)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 50)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)
Thomas H. Connors (k) (age 58)	Assistant Secretary and Assistant Clerk	September 2012	136	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)

44

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Ethan D. Corey (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (age 49)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 50)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)
Brian E. Langenfeld (k) (age 44)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Susan A. Pereira (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Kasey L. Phillips (k) (age 46)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)
Matthew A. Stowe (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Frank L. Tarantino (age 73)	Independent Senior Officer	June 2004	136	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2007	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

45

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Martin J. Wolin (k) (age 50)	Chief Compliance Officer	July 2015	136	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)
James O. Yost (k) (age 57)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kavanaugh and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

46

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Claredon Street Boston, MA 02116
Portfolio Manager(s)
Nevin Chitkara
Steven Gorham

47

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2017 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2016 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory,

48

Board Review of Investment Advisory Agreement – continued

administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2016, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 3rd quintile for the one-year period and the 2nd quintile for the five-year period ended December 31, 2016 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Broadridge expense group median and the Fund’s total expense ratio was lower than the Broadridge expense group median.

49

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $7.5 billion, $10 billion, $20 billion, $25 billion, $30 billion, $35 billion and $40 billion. They also noted that MFS has agreed to implement an additional contractual breakpoint that reduces its advisory fee rate on the Fund’s average daily net assets over $45 billion effective August 1, 2017. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

50

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2017.

51

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Mutual Funds” and then choose the fund’s name in the “Select a fund” menu.

52

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2017 income tax forms in January 2018. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $909,411,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 93.60% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

53

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

54

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

55

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MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. Effective January 1, 2017, the Code was amended to (i) clarify that the term “for profit” company as used in Section II.B of the Code excludes the investment adviser and its subsidiaries and pooled investment vehicles sponsored by the investment adviser or its subsidiaries, (ii) align the Code’s provisions regarding receipt of gifts and entertainment in Section II.B of the Code with the gifts and entertainment policy of the Funds’ investment adviser, and (iii) make other administrative changes. During the period covered by the report, the Registrant has not granted a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code effective as of January 1, 2017 is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, John P. Kavanaugh and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Kavanaugh, and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountant to certain series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to certain other series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to each Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended August 31, 2017 and 2016, audit fees billed to each Fund by Deloitte and E&Y were as follows:

	Audit Fees
	2017	2016
Fees Billed by Deloitte
MFS Global Leaders Fund+	N/A	0
MFS Low Volatility Global Equity Fund	45,406	44,531
MFS U.S. Government Cash Reserve Fund	32,013	31,401

Total	77,419	75,932

	Audit Fees
	2017	2016
Fees Billed by E&Y
MFS Core Equity Fund	45,803	44,492
MFS Low Volatility Equity Fund	39,657	38,525
MFS New Discovery Fund	45,814	44,503
MFS Research International Fund	48,829	47,430
MFS Technology Fund	45,803	44,492
MFS Value Fund	45,932	44,618

Total	271,838	264,060

For the fiscal years ended August 31, 2017 and 2016, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2017	2016	2017	2016	2017	2016
Fees Billed by Deloitte
To MFS Global Leaders Fund+	N/A	0	N/A	8,507	N/A	0
To MFS Low Volatility Global Equity Fund	0	0	6,674	6,575	0	0
To MFS U.S. Government Cash Reserve Fund	0	0	3,230	3,182	0	0
Total fees billed by Deloitte To above Funds	0	0	9,904	18,264	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2017	2016	2017	2016	2017	2016
Fees Billed by Deloitte
To MFS and MFS Related Entities of MFS Global Leaders Fund*+	0	0	0	0	N/A	5,000
To MFS and MFS Related Entities of MFS Low Volatility Global Equity Fund*	0	0	0	0	5,390	5,000
To MFS and MFS Related Entities of MFS U.S. Government Cash Reserve Fund*	0	0	0	0	5,390	5,000

	Aggregate Fees for Non-audit Services
	2017	2016
Fees Billed by Deloitte
To MFS Global Leaders Fund, MFS and MFS Related Entities#+	N/A	78,785
To MFS Low Volatility Global Equity Fund, MFS and MFS Related Entities#	851,534	76,853
To MFS U.S. Government Cash Reserve Fund, MFS and MFS Related Entities#	848,090	73,460

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2017	2016	2017	2016	2017	2016
Fees Billed by E&Y
To MFS Core Equity Fund	0	0	9,878	8,634	1,553	1,517
To MFS Low Volatility Equity Fund	0	0	8,364	8,246	1,018	1,008
To MFS New Discovery Fund	0	0	8,778	8,634	1,462	1,560
To MFS Research International Fund	0	0	9,223	9,073	3,638	3,849
To MFS Technology Fund	0	0	10,278	8,634	1,212	1,155
To MFS Value Fund	0	0	9,378	8,634	15,907	14,899
Total fees billed by E&Y To above Funds	0	0	55,899	51,855	24,790	23,988

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2017	2016[5]	2017	2016	2017	2016
Fees Billed by E&Y
To MFS and MFS Related Entities of MFS Core Equity Fund*	1,603,983	1,612,499	0	0	99,450	99,446
To MFS and MFS Related Entities of Low Volatility Equity Fund*	1,603,983	1,612,499	0	0	99,450	99,446
To MFS and MFS Related Entities of MFS New Discovery Fund*	1,603,983	1,612,499	0	0	99,450	99,446
To MFS and MFS Related Entities of MFS Research International Fund*	1,603,983	1,612,499	0	0	99,450	99,446
To MFS and MFS Related Entities of MFS Technology Fund*	1,603,983	1,612,499	0	0	99,450	99,446
To MFS and MFS Related Entities of MFS Value Fund*	1,603,983	1,612,499	0	0	99,450	99,446

	Aggregate Fees for Non-audit Services
	2017	2016
Fees Billed by E&Y
To MFS Core Equity Fund, MFS and MFS Related Entities#	1,886,864	1,872,696
To Low Volatility Equity Fund, MFS and MFS Related Entities#	1,884,815	1,871,799
To MFS New Discovery Fund, MFS and MFS Related Entities#	1,885,673	1,872,739
To MFS Research International Fund, MFS and MFS Related Entities#	1,888,294	1,875,467
To MFS Technology Fund, MFS and MFS Related Entities#	1,886,923	1,872,334
To MFS Value Fund, MFS and MFS Related Entities#	1,900,718	1,886,078

+	MFS Global Leaders Fund liquidated effective November 17, 2016.
*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte or E&Y for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.
[4]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST I

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President

Date: October 17, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: October 17, 2017

By (Signature and Title)*	JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: October 17, 2017

*	Print name and title of each signing officer under his or her signature.